Exhibit 10.20

LOAN AND SECURITY AGREEMENT

THIS LOAN AND SECURITY AGREEMENT NO. 1222 (as amended from time to time, this “Agreement”) is entered into as of March 12, 2010, by and between LIGHTHOUSE CAPITAL PARTNERS VI, L.P. as “Agent” for the lenders identified on Schedule A hereto (such lenders, together with their respective successors and assigns are referred to herein each individually as a “Lender” and collectively as “Lenders”), the Lenders, and Pinnacle Ventures L.L.C. (for purposes of Section 2.1 hereof) on the one hand and on the other hand, ZIPCAR, INC., a Delaware corporation (“Parent”), ZIPCAR NEW YORK, INC., a Delaware corporation (“Zipcar NY”), ZIPCAR WASHINGTON, INC., a Delaware corporation (“Zipcar Washington”), ZIPCAR CALIFORNIA, INC., a Delaware corporation (“Zipcar California”), ZIPCAR ON CAMPUS, INC., a Delaware corporation (“Zipcar on Campus”), MOBILITY, INC., D/B/A FLEXCAR, a Washington corporation (“Flexcar”), and FLEXCAR ATLANTA LLC, a Delaware limited liability company (“Flexcar Atlanta”), individually and separately direct borrowers hereunder irrespective of to which of them the funds are advanced, Parent, Zipcar NY, Zipcar Washington, Zipcar California, Zipcar On Campus, Flexcar and Flexcar Atlanta each and all intending to be fully and independently, and jointly and severally, liable for each and all of the Obligations (as hereinafter defined) of each, the others, and all, and each a “Borrower” and collectively, “the Borrower” and sets forth the terms and conditions upon which Lenders will lend and Borrower will repay money. In consideration of the mutual covenants herein contained, the parties agree as follows:

1. DEFINITIONS AND CONSTRUCTION

1.1 Definitions. Initially capitalized terms used and not otherwise defined herein are defined in the California Uniform Commercial Code (“UCC”).

“ACH” means the Automated Clearing House electronic funds transfer system.

“Acquisition Subordination Agreement” means an intercreditor and subordination agreement to be entered into by and among Agent, Borrowers and certain seller(s) to whom a Borrower or Subsidiary owes Acquisition Payment Obligations in connection with the Proposed Acquisition, which agreement shall provide subordination terms for (i) the payment obligations under any notes issued to seller(s) and (ii) the priority and enforcement of any security interests granted to secure such payment obligations, all consistent with the terms of the Term Sheet and otherwise in form and substance satisfactory to Agent in it sole but reasonable discretion.

“Acquisition Payment Obligations” is defined in clause (ix) of the definition of Permitted Indebtedness.

“Advance” means a Loan advanced by Lender to Borrower hereunder.

“Agent” means Lighthouse Capital Partners VI, L.P. or any successor Agent appointed by the Lenders.

“Basic Rate” a per annum rate of interest equal to (i) 11.75% during the Interest Only Period and (ii) 7.2% on and after the Loan Commencement Date.

“Borrower’s Books” means all of Borrower’s books and records, including records concerning Collateral, Borrower’s assets, liabilities, business operations or financial condition, on any media, and the equipment containing such information.

“Collateral” means (i) all property in which Agent on behalf of Lenders now has or hereafter obtains a security interest under this Agreement listed on Exhibit A attached hereto; and (ii) all products and proceeds of the foregoing, including proceeds of insurance and proceeds of proceeds. Notwithstanding the foregoing and anything to the contrary set forth in Exhibit A, “Collateral” shall not include and no security interest is granted in, (I) any capital stock of any Subsidiary of Borrower which Subsidiary is organized in any jurisdiction outside of the United States in excess of 65% of the voting securities of such Subsidiary, or any capital stock of any Subsidiary of Borrower which is directly or indirectly owned by any Subsidiary that is organized outside of the United States, (II) any Vehicles owned or leased by any Borrower and any Vehicle Proceeds; (III) Borrower’s Intellectual Property (as defined in Exhibit A), including, without limitation, any and all property of the Borrower that is subject to, listed in or otherwise described in the Negative Pledge Agreement; (IV) restricted cash or similar cash equivalents, to the extent that any applicable pledge, security or similar agreement restricts Borrower from granting a Lien on such cash or cash equivalents; (V) any of the Borrower’s rights under any lease or financing agreement with third parties permitted under the Agreement to the extent such lease or financing agreement restricts the Borrower from granting a lien on Borrower’s rights thereunder; (VI) any of the Parent’s rights under the Master Zipcar Finance Lease and any Special Purpose Financing Document; and (VII) Borrower’s Zero Emission Vehicle Credits, now existing or hereafter arising from time to time (provided the proceeds of such Zero Emission Vehicle Credits shall be deemed “Collateral” under this Agreement).

“Commitment” means $20,000,000. Each Lender shall be responsible for no more than the applicable percentage amount of the Commitment, as reflected on Schedule A hereto.

“Commitment Fee” means $25,000.

“Commitment Termination Date” means the earliest to occur of (i) (a) March 31, 2010, if Borrower has not drawn at least $10,000,000 by such date, or (b) June 30, 2010; (ii) any Default or Event of Default, (iii) the date at which Scott Griffith ceases to be the Chief Executive Officer of Borrower; (iv) the date at which Mark Norman ceases to be the President and Chief Operating Officer of Borrower; (v) the date on which Benchmark Capital ceases to have a partner-level (or equivalent) person as a representative on Borrower’s Board of Directors; (vi) the date on which Greylock Partners ceases to have a partner-level (or equivalent) person as a representative on Borrower’s Board of Directors; or (vii) the date upon which Borrower’s primary business activity shall cease to be providing urban car-sharing services.

“Control Agreement” means an agreement substantially in the form of Exhibit I or otherwise reasonably acceptable to Agent.

“Default” means any event that with the passing of time or the giving of notice or both would become an Event of Default.

“Default Rate” means the lesser of 18% per annum or the highest rate permitted by applicable law.

“Disclosure Schedule” means the schedule attached as Schedule 1 hereto.

“Event of Default” is defined in Section 8.

“Funding Date” means any date on which an Advance is made to or on account of Borrower hereunder.

“Increased Total Financing Amount” means the Total Financing Amount as of any measurement date under any Vehicle lease and/or financing arrangement (including the Master Zipcar Finance Lease) (that is (x) then existing and in force, and (y) that was established during a calendar year prior to such measurement date) minus the Original Total Financing Amount under any such Vehicle lease and/or financing arrangement. If the calculation of the Increased Total Financing Amount with respect to any Vehicle lease and/or financing arrangement (including the Master Zipcar Finance Lease) results in a number less than zero, then the Increased Total Financing Amount with respect to such Vehicle lease and/or financing arrangement shall equal zero.

“Incumbency Certificate” means the document in the form of Exhibit E.

“Indebtedness” means (i) all indebtedness for borrowed money or the deferred purchase of property or services, (ii) all obligations evidenced by notes, bonds, debentures or similar instruments, (iii) all capital lease obligations, and (iv) all contingent obligations, including guaranties and obligations of reimbursement or respecting letters of credit.

“Interest Only Period” means the period commencing on the date hereof and continuing until the Loan Commencement Date.

“Investment” shall mean the purchase or acquisition of any capital stock or equity interest in any Person.

“Lender’s Expenses” means all reasonable costs or expenses (including reasonable attorneys’ fees and expenses) incurred in connection with the preparation, negotiation, modification, administration, or enforcement of the Loan or Loan Documents, or the exercise or preservation of any rights or remedies by Agent or Lenders, whether or not suit is brought. Lenders will apply deposits received before the date hereof, if any, including the Commitment Fee, towards Lender’s Expenses.

“Lien” means any lien, security interest, pledge, bailment, lease, mortgage, hypothecation, conditional sales and title retention agreement, charge, claim on any of Borrower’s property, or other encumbrance.

“Lighthouse Senior Loan” means that certain Loan and Security Agreement No. 1221 dated May 29, 2008, as amended, supplemented, modified or restated from time to time, by and between Lighthouse Capital Partners VI, L.P. (together with its permitted successors and assigns, “Lighthouse”) and Borrower.

“Loan” means all of the Advances, however evidenced, and all other amounts due or to become due hereunder.

“Loan Commencement Date” means July 1, 2011.

“Loan Documents” means, collectively, this Agreement, the Warrants, the Notes, the Stock Pledge Agreements, and all other documents, instruments and agreements entered into between Borrower and Lenders in connection with the Loan, all as amended or extended from time to time.

“Manufacturer” means a manufacturer or distributor of Vehicles.

“Manufacturer Proceeds” means (i) all incentive payments payable by a Manufacturer to purchase Vehicles; (ii) all amounts payable by a Manufacturer as compensation for the preparation of newly delivered Vehicles; (iii) all amounts payable by a Manufacturer as compensation for interest payable after the purchase price for a Vehicle is paid; (iv) all amounts payable by a Manufacturer in reimbursement for warranty work performed by or on behalf of Parent or its Subsidiaries on Vehicles; and (v) all other amounts payable by a Manufacturer to Parent or its Subsidiaries.

“Master Zipcar Finance Lease” means any lease agreement, as amended, supplemented, modified, replaced or restated from time to time, entered into between Parent and Zipcar Finance pursuant to which a Borrower leases Vehicles from Zipcar Finance and all schedules and exhibits thereto.

“Material Adverse Effect” means a material adverse change in Borrowers’ financial condition taken as a whole, the Collateral, or the Borrowers’ ability to perform its respective Obligations under the Agreement

“Negative Pledge Agreement” means an agreement in the form of Exhibit H.

“Note” means a Secured Promissory Note in the form of Exhibit B.

“Notice of Borrowing” means the form attached as Exhibit D.

“Obligations” means all Loans, debt, principal, interest, fees, charges, Lender’s Expenses and other amounts, obligations, covenants, and duties owing by Borrower to Agent or Lenders of any kind or description (whether pursuant to the Loan Documents or otherwise (with the exception of the Warrants, any stockholder agreement, management rights letter, or other equity related agreement to which Agent or any Lender is made a party and any inchoate indemnity obligations), and whether or not for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including any of the same obtained by Agent or Lenders by assignment or otherwise, and all amounts Borrower is required to pay or reimburse by the Loan Documents, by law, or otherwise.

“Original Total Financing Amount” means the Total Financing Amount of any Vehicle lease and/or financing arrangement as in effect on the date that such lease and/or financing arrangement was established with the lessor, lender, and/or other third party vendors, including the Master Zipcar Finance Lease.

“Permitted Indebtedness” means: (i) the Loan; (ii) unsecured trade debt incurred in the ordinary course of Borrower’s business or any Subsidiary’s business; (iii) Indebtedness secured by clauses (ii), (v), (vi), (vii), and (xiii) of the definition of Permitted Liens; (iv) Indebtedness of the Borrower or any Subsidiary to the Borrower or any Subsidiary in the ordinary course of business and/or between the Borrowers; (v) security deposits and similar obligations securing performance in favor of landlords, lenders, lessors and other third party vendors and reimbursement obligations in connection with letters of credit in favor of landlords, lenders, lessors and other third party vendors in the ordinary course of business in an amount not to exceed the Threshold Amount inclusive of those in connection with Vehicles leases and Vehicles financing arrangements including the Master Zipcar Finance Lease and pursuant to the Special Purpose Financing Documents; (vi) guarantees of a Subsidiary’s obligations by Parent in the ordinary course of business, provided no Borrower may guarantee any obligations of Zipcar Finance under any of the Special Purpose Financing Documents other than the Special Purpose Financing Undertakings; (vii) Indebtedness consisting of any Special Purpose Financing Undertakings; (viii) the Lighthouse Senior Loan; (ix) Indebtedness in connection with the Proposed Acquisition in the aggregate principal amount not to exceed $5,000,000 plus interest and other amounts in connection therewith (such principal, interest and other amounts are referred to as the “Acquisition Payment Obligations”), plus any reasonable indemnification, purchase price adjustment and similar obligations of the Parent or any Subsidiary in connection with the Proposed Acquisition, provided that all Acquisition Payment Obligations are (x)

evidenced by a promissory note setting forth the payment terms summarized in the paragraph titled “Promissory Notes” in the Term Sheet and (y) subject to the terms of the Acquisition Subordination Agreement; and (x) extensions, refinancing, modifications, amendments and restatements of any items of Permitted Indebtedness above, provided that the principal amount thereof is not increased or the terms thereof are not modified to impose more burdensome terms upon Borrower or a Subsidiary, as the case may be.

“Permitted Investments” shall mean: (i) Investments existing as of the date of this Agreement disclosed on the Disclosure Schedule; (ii) (A) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one (1) year from the date of acquisition thereof, (B) commercial paper maturing no more than one (1) year from the date of creation thereof and currently having rating of at least A-2 or P-2 from either Standard & Poor’s Corporation or Moody’s Investors Service, Inc., and (C) certificates of deposit maturing no more than one (1) year from the date of investment therein; (iii) temporary advances to cover incidental expenses in the ordinary course of business; (iv) investments in joint ventures, strategic alliances, licensing and similar arrangements customary in Borrowers’ industry and which do not require a Borrower to assume or otherwise become liable for the obligations of any third party not directly related to or arising out of such arrangement or require Borrowers to transfer ownership of non-cash assets to such joint venture or other entity; (v) Investments consisting of (A) travel advances, employee relocation loans and other employee loans and advances in the ordinary course of business not to exceed $100,000; and (B) non-cash loans to employees, officers or directors relating to the purchase of equity securities of a Borrower pursuant to employee stock purchase plans or arrangements approved by a Borrower’s board of directors; (vi) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of business; (vii) Investments consisting of notes receivable or, prepaid royalties and other credit obligations to or from customers and suppliers who are not Affiliates, in the ordinary course of business; (viii) Investments by any Borrower or Subsidiary in any other Borrower or Subsidiary in the ordinary course of business; (ix) Investments by Parent in Zipcar Finance, provided that the amount of such Investments at any time outstanding shall not exceed the sum of (A) the amount described in the Special Purpose Financing Undertaking Proviso, plus (B) the greater of (I) fifteen million ($15,000,000) dollars, and (II) the amount of Investments necessary or desirable in order to satisfy any overcollateralization requirements in connection with the Special Purpose Financing; (x) Investments referred to in clause (v) of the definition of Permitted Indebtedness (without duplication of such amounts); and (xi) Investments by the Parent or any of its Subsidiaries in connection with the Proposed Acquisition, inclusive of the purchase price thereof.

“Permitted Liens” means: (i) Liens in favor of Agent on behalf of Lenders; (ii) Liens disclosed in the Disclosure Schedule, including the Pinnacle Debt; (iii) Liens for taxes, fees, assessments or other governmental charges or levies not delinquent or being contested in good faith by appropriate proceedings, that do not imminently jeopardize Lender’s interest in any Collateral; (iv) Liens to secure payment of worker’s compensation, employment insurance, old age pensions or other social security obligations of such entity on which such entity is current and are in the ordinary course of its business; provided none of the same diminish or impair Lender’s rights and remedies respecting the Collateral; (v) Liens securing Indebtedness under a formula-based accounts receivable line of credit in an aggregate principal amount not to exceed $5,000,000, provided such Indebtedness is secured solely by the accounts receivable financed thereunder (Lender shall execute documents and take actions to subordinate or to release Lender’s security interest in such property as requested by such third-party lender); (vi) (a) Liens upon or in any fleet Vehicles (and the proceeds of the sale thereof) acquired or held by such entity to secure the purchase price of such Vehicles or Indebtedness incurred solely for the purposes of financing such Vehicles or with respect to Vehicles lease obligations, and (b) to the extent that the Master Zipcar Finance Lease is characterized as a loan financing agreement or as otherwise not constituting a “true lease”, Liens upon or in (v) any Vehicles leased under the Master Zipcar Finance Lease; (w) any of Parent’s rights under the Master Zipcar Finance Lease; (x) any proceeds of the sale of Vehicles leased under the Master Zipcar Finance Lease, whether payable as the purchase price of such Vehicles or as fees, expenses, costs, indemnities, insurance recoveries or otherwise; (y) any other Vehicle Proceeds with respect to such Vehicles, including any payments for property claims under insurance policies and any warranty payable with respect to such Vehicles; and (z) all proceeds of the foregoing clauses (vi)(b) (v)-(z); (vii) Liens upon or in any equipment (and including any accessions, attachments, replacements, improvements or proceeds thereto) acquired or held by such entity to secure the purchase price of such equipment or Indebtedness incurred solely for the purposes of financing such equipment or capital lease obligations in an aggregate amount not to exceed $2,000,000; (viii) licenses or sublicenses of intellectual property granted in the ordinary course of business; (ix) banker’s Liens, rights of setoff and similar Liens incurred on deposit and securities accounts of such entities for fees due on such accounts made in the ordinary course of business; (x) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings; (xi) Liens in favor of customs and revenue authorities which secure payment of customs duties in connection with the importation of goods; (xii) Liens securing security deposits and other deposits securing the performance in favor of landlords, lenders, lessors and other third party vendors and Liens securing reimbursement obligations in connection with letters of credit in favor of landlords, lenders, lessors and other third party vendors in the ordinary course of business; (xiii) Liens securing reimbursement obligations with respect to self insurance; (xiv) Liens securing the Lighthouse Senior Loan; (xv) Liens on any of Parent’s assets furnished as collateral to secure Parent’s obligations under the Special Purpose Financing Undertakings Proviso; (xvi) Liens in connection with the Proposed Acquisition to secure the Indebtedness described in clause (ix) of the definition of Permitted Indebtedness provided such Liens are subject to the Acquisition Subordination Agreement; and (xvii) Liens incurred in the extension, renewal or refinancing of the Indebtedness secured by Liens described above but any extension, renewal or replacement Lien must be limited to the property originally encumbered by the existing Lien and the principal amount of any Indebtedness associated therewith may not increase.

“Person” means an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority.

“Pinnacle Debt” means subordinated secured debt financing of Borrower up to the principal amount of $10,000,000 provided by Pinnacle Ventures II-A (SUB), L.P., Pinnacle Ventures II-B, L.P., Pinnacle Ventures II-C, L.P., Pinnacle Ventures II-R (SUB), L.P., Pinnacle Ventures Debt Fund III-A (SUB), L.P. and Pinnacle Ventures Debt Fund III, L.P. (together with their affiliates, the “Subdebt Lenders”) and Pinnacle Ventures , L.L.C. as “agent” for the Subdebt Lenders and any assignee thereof permitted by Lender, provided that the Agent and Lenders agree to consent to an assignment of the Pinnacle Debt to an affiliate of the Subdebt Lenders, which Indebtedness is subordinated pursuant to the Agency and Intercreditor Agreement between the Lighthouse and the providers of the such Subordinated Debt dated as of June 11, 2009, as amended, supplemented or restated from time to time.

“Proposed Acquisition” means that certain acquisition by the Parent or its Subsidiaries (other than Zipcar Finance) of the outstanding shares of the target, on substantially the terms described in that certain term sheet dated as of February 5, 2010, a copy of which has been provided by the Parent to the Lenders on or prior to the date hereof.

“Regulated Substance” means any substance, material or waste the use, generation, handling, storage, treatment or disposal of which is regulated by any local or state government authority, including any of the same designated by any authority as hazardous, genetic, cloning, fetal, or embryonic.

“Released Amount” means an amount equal to the amount of security deposits and/or cash collateral released to Borrower as a direct result of the Total Financing Amount of a Vehicle lease and/or financing arrangement being decreased from its Original Total Financing Amount, such that the “Increased Total Financing Amount” is a negative number.

“Responsible Officer” means each person as authorized by the board of directors of Borrower as set forth on the Incumbency Certificate.

“Special Purpose Financing” or “Special Purpose Financings” means any financing or refinancing of assets consisting of or including Vehicles owned or leased by Zipcar Finance.

“Special Purpose Financing Document” means any existing or future document, instrument or agreement entered into by Parent or any Subsidiary in connection with a Special Purpose Financing, each as amended, modified, supplemented, restated or replaced from time to time.

“Special Purpose Financing Undertakings” means representations, warranties, covenants, indemnities, other agreements and undertakings entered into or provided by the Parent that the Parent determines in good faith (which determination shall be conclusive) are customary or otherwise necessary or advisable in connection with a Special Purpose Financing; provided that it is understood that Special Purpose Financing Undertakings may consist of or include reimbursement and other payment obligations in respect of notes, letters of credit, surety bonds and similar instruments provided for credit enhancement purposes (and, for the avoidance of doubt, excluding any of Parent’s payment obligations under the Master Zipcar Finance Lease) so long as the aggregate liability at any time outstanding of Parent with respect to such reimbursement and other payment obligations in respect of notes, letters of credit, surety bonds and similar instruments does not exceed $5,000,000 at any time absent the prior written consent of Agent.

“Special Purpose Financing Undertakings Proviso” means the proviso in the definition of Special Purpose Financing Undertakings.

“Stock Pledge Agreement” means agreements (i) between Agent and Parent in the form attached as Exhibit J-1 by which Parent shall pledge as Collateral to Agent for the benefit of Lenders hereunder, the outstanding stock of Zipcar Canada; (ii) between Agent and Parent in the form attached as Exhibit J-2 by which Parent shall pledge as Collateral to Agent for the benefit of Lenders hereunder, the outstanding stock of Zipcar UK; and (iii) between Agent and Parent in the form attached as Exhibit J-3 by which Parent shall pledge as Collateral to Agent for the benefit of the Lenders hereunder, the outstanding membership interest of Zipcar Finance.

“Subsidiary” means any corporation of which a majority of the outstanding capital stock entitled to vote for the election of directors (otherwise than as the result of a default) is owned by Borrower directly or indirectly through Subsidiaries.

“Term” means the period from and after the date hereof until the full, final and indefeasible payment and performance of all Obligations.

“Term Sheet” means that certain Term Sheet entered into as of February 5, 2010 by and between Parent and the target entity of the Proposed Acquisition.

“Threshold Amount” means: (i) for calendar year 2009, an amount not to exceed ten million dollars ($10,000,000); (ii) for calendar year 2010, an amount not to exceed ten million dollars ($10,000,000) plus (A) thirty percent (30%) of the aggregate Total Financing Amount of all Vehicle leases and/or financing arrangements established during 2010, plus (B) thirty percent (30%) of the Increased Total Financing Amount of all applicable Vehicle leases and/or financing arrangements, minus (C) the aggregate of any Released Amount in 2010; (iii) for calendar year 2011, an amount not to exceed ten million dollars ($10,000,000) plus (A) thirty percent (30%) of the aggregate Total Financing Amount of all Vehicle leases and/or financing arrangements established during 2010 and 2011 (and not terminated and fully repaid), plus (B) thirty percent (30%) of the Increased Total Financing Amount of all applicable Vehicle leases and/or financing arrangements, minus (C) the aggregate of any Released Amount in 2011; (iv) for calendar year 2012, an amount not to exceed ten million dollars ($10,000,000) plus (A) thirty percent (30%) of the Total Financing Amount of all Vehicle leases and/or financing arrangements established during 2010, 2011, and 2012 (and not terminated and fully repaid) with respect to Vehicle leases and finance agreements, plus (B) thirty percent (30%) of the Increased Total Financing Amount of all applicable Vehicle leases and/or financing arrangements, minus (C) the aggregate of any Released Amount in 2012; and (v) for calendar year 2013, an amount not to exceed ten million dollars ($10,000,000) plus (A) thirty percent (30%) of the Total Financing Amount of all Vehicle leases and/or financing arrangements established during 2010, 2011, 2012 and 2013 (and not terminated and fully repaid) with respect to Vehicle leases and finance agreements, plus (B) thirty percent (30%) of the Increased Total Financing Amount of all applicable Vehicle leases and/or financing arrangements, minus (C) the aggregate of any Released Amount in 2013. In no event shall the Threshold Amount be less than $10,000,000. For purposes of the definition of Threshold Amount the Vehicle leases and/or financing arrangement shall include the Master Zipcar Finance Lease.

“Total Financing Amount” means the maximum capitalized cost and/or maximum principal amount of leases and/or financing arrangements, as applicable (including the Master Zipcar Finance Lease), made available or anticipated to be made available to Borrower under the applicable Vehicle lease or financing agreement.

“Vehicles” means all motor vehicles and trailers, and all equipment subject to a vehicle lease or vehicle financing agreement and all accessories, parts and equipment attached to or used in connection with such motor vehicle, trailer or equipment, all additions, repairs, attachments, accessions, betterments, substitutions, improvements and replacements thereto, and all certificates of title, related records and warranty rights with respect thereto.

“Vehicle Proceeds” means with respect to the Master Zipcar Finance Lease, (i) all proceeds of the sale of Vehicles, including all monies due in respect of the sale of such Vehicles, whether payable as the purchase price of such Vehicles or as fees, expenses, costs, indemnities, insurance recoveries or otherwise; (ii) all proceeds of warranty rights with respect to Vehicles and all other Manufacturer Proceeds; (iii) all proceeds of property insurance with respect to Vehicles, and (iv) all proceeds of the foregoing.

“Warrant” or “Warrants” means the Warrant in favor of each of the Lenders and its affiliates to purchase securities of Borrower substantially in the form of Exhibit C.

“Zipcar Canada” means Zipcar Canada Inc., a company organized under the laws of Canada and a wholly-owned Subsidiary of Parent.

“Zipcar Finance” means Zipcar Vehicle Financing LLC, a Delaware limited liability company and a wholly-owned Subsidiary of Parent created solely for the Special Purpose Financings.

“Zipcar Spain” means Catalunya Carsharing, S.A., a company organized under the laws of Spain of which Parent owns a minority 14.3% interest.

“Zipcar UK” means Zipcar (UK) Limited, a company organized under the laws of England and Wales and a wholly-owned Subsidiary of Parent.

1.2 Interpretation. References to “Articles,” “Sections,” “Exhibits,” and “Schedules” are to articles, sections, exhibits and schedules herein and hereto unless otherwise indicated. “Hereof,” “herein” and “hereunder” refer to this Agreement as a whole. “Including” is not limiting. All accounting and financial computations shall be computed in accordance with generally accepted accounting principles consistently applied (“GAAP”). “Or” is not necessarily exclusive. All interest computation shall be based on a 360-day year and actual days elapsed. Any obligation, covenant, waiver, indemnity or representation of or by “Borrower”, “a Borrower”, “each Borrower”, “any Borrower”, or “Borrowers” in any Loan Document (excepting the Warrant) is without limitation, and an independently enforceable, mutually guarantied, joint and several obligation, covenant, waiver, indemnity and representation of each and every Borrower.

2. THE LOANS

2.1 Commitment. Subject to the terms hereof, Agent will make Advances to Parent on behalf of Lenders up to the principal amount of the Commitment, on or before the Commitment Termination Date. The Advances will be made to Parent as agent for the benefit of and on behalf of each Borrower. Notwithstanding anything in the Loan Documents to the contrary, Lenders’ obligation to make any Advances or to lend the undisbursed portion of the Commitment shall terminate on the Commitment Termination Date. Repaid principal of the Advances may not be re-borrowed. Pinnacle Ventures L.L.C. shall make its best commercially reasonable efforts to ensure that each Advance to be made by one or more of the Pinnacle Lenders (defined on Schedule A) is fully funded regardless of each such Pinnacle Lender’s funding of its respective percentage of the Commitment, as reflected on Schedule A hereto.

2.2 The Advances. A Note setting forth the specific terms of repayment will evidence each Advance. No Advance will be made for less than $2,500,000, unless less than $2,500,000 remains available under the Commitment for borrowing. Absence of a Note evidencing any portion of the Loan shall not impair Borrower’s obligation to repay it to Agent.

2.3 Terms of Payment, Repayment.

(a) Repayment. Borrower shall repay the principal and pay interest on each Advance on the terms set forth in the applicable Note. Amounts not paid when due hereunder or under the Note shall bear interest at the Default Rate. If a court of competent jurisdiction determines that Lender has received payments that, if interest, would exceed the maximum lawfully permitted, Lender will instead apply such money to fees and expenses and then to early prepayment of principal.

(b) ACH. All payments due to Agent on behalf of Lenders must be, at Lender’s option, paid to Agent in cash or through ACH by Parent. Borrower shall execute and deliver the ACH Authorization Form substantially in the form of Exhibit G. If the ACH payment arrangement is terminated for any reason, Borrower shall make all payments due to Agent at Agent’s address specified in Section 11.

(c) Default Rate. While an Event of Default has occurred and is continuing, interest on the Loan shall be increased to the Default Rate. Agent’s failure to charge or accrue interest at the Default Rate during the existence of a Default shall not be deemed a waiver by Agent of its right or claim thereto.

(d) Date. Whenever any payment due under the Loan Documents is due on a day other than a business day, such payment shall be made on the next succeeding business day, and such extension of time shall be included in the computation of interest or fees, as the case may be.

2.4 Fees. Borrower shall pay to Lenders the following:

(a) Commitment Fee. The Commitment Fee, which has been previously paid by Borrower, and shall be applied by Lenders to Lender’s Expenses and other Obligations.

(b) Late Fee. On demand, a late charge on any sums due hereunder that are not paid when due, in an amount equal to 2% of the past due amount, payable on demand.

(c) Lender’s Expenses. When requested, all Lender’s Expenses. Lender’s Expenses not paid when due shall bear interest as principal at the Default Rate.

3. CONDITIONS OF ADVANCES; PROCEDURE FOR REQUESTING ADVANCES

3.1 Conditions Precedent to any and all Advances. The obligation of Agent to make any Advances is subject to each and every of the following conditions precedent in form and substance satisfactory to Agent in its reasonable discretion: (i) this Agreement duly executed by each Borrower, a Note evidencing the Advance duly executed by Parent, the Warrants duly executed by Parent, the Stock Pledge Agreements and all other UCC financing statements, and other documents required or as specified herein have been duly authorized, executed and delivered; (ii) no Default or Event of Default has occurred and is continuing; (iii) delivery of a Notice of Borrowing with respect to the proposed Advance; (iv) Lender’s security interests in the Collateral are valid and perfected and subject to no Liens, except for Permitted Liens; and (v) all such other items as Agent may reasonably deem necessary or appropriate have been delivered or satisfied in order to establish or verify compliance with the terms of this Agreement or perfect the security contemplated by it. The extension of an Advance prior to the receipt by Agent of any of the foregoing shall not constitute a waiver by Agent of Borrower’s obligation to deliver such item.

3.2 Procedure for Making Advances. For any Advance, Parent shall provide Agent an irrevocable Notice of Borrowing at least 10 business days prior to the desired Funding Date and Agent shall only be required to make Advances hereunder based upon written requests which comply with the terms and exhibits of this Loan Agreement (as the same may be amended from time to time), and which are submitted and signed by a Responsible Officer. Borrower shall execute and deliver to Agent a Note and such other documents and instruments as Agent may reasonably require for each Advance made.

4. CREATION OF SECURITY INTEREST

4.1 Grant of Security Interest. Parent, Zipcar NY, Zipcar Washington, Zipcar California, Zipcar on Campus, Flexcar and Flexcar Atlanta each grant to Agent on behalf of Lenders a valid, continuing security interest in all present and future Collateral in order to secure prompt, full, faithful and timely payment and performance of all Obligations.

4.2 Inspections. Agent shall have the right upon reasonable prior notice to inspect Borrower’s Books, including computer files, and to make copies, and to test, inspect and appraise the Collateral, in order to verify any matter relating to Borrower or the Collateral. Absent an Event of Default, such inspections, appraisals and verifications shall occur no more than once per year.

4.3 Authorization to File Financing Statements. Borrower irrevocably authorizes Agent on behalf of Lenders at any time and from time to time to file in any jurisdiction any financing statements and amendments that: (i) name Collateral as collateral thereunder, regardless of whether any particular Collateral falls within the scope of the UCC; (ii) contain any other information required by the UCC for sufficiency or filing office acceptance, including organization identification numbers; and (iii) contain such language as Agent determines helpful in protecting or preserving rights against third parties. Borrower ratifies any such filings made prior to the date hereof.

5. REPRESENTATIONS AND WARRANTIES

Each Borrower represents, warrants and covenants as follows, both with respect to itself, and with respect to the other Borrowers:

5.1 Due Organization and Qualification. Each Borrower is an entity duly formed, existing and in good standing under the laws of its state of organization and qualified and licensed to do business in, and is in good standing in, any state in which the conduct of its business or its ownership of property requires that it be so qualified or in which the Collateral is located except where the failure to do so would not reasonably be expected to have a Material Adverse Effect. Each of Borrower’s foreign Subsidiaries is duly existing, qualified and licensed to do business in, and is in good standing in, any jurisdiction in which the conduct of its business or its ownership of property requires that it be so qualified or in which the Collateral is located except where the failure to do so would not reasonably be expected to have a material adverse effect on such Subsidiary’s financial condition or its assets.

5.2 Authority. Each Borrower has all corporate power and authority, and has taken all actions, and has obtained all third party consents necessary to execute, deliver, and perform the Loan Documents.

5.3 Disclosure Schedule. All information on the Disclosure Schedule is true, correct and complete.

5.4 Authorization; Enforceability. The execution and delivery hereof, the granting of the security interest in the Collateral, the incurring of the Obligations, the execution and delivery of all Loan Documents and the consummation of the transactions herein and therein contemplated have been duly authorized by all necessary action by each Borrower. The Loan Documents constitute legal, valid and binding obligations of each Borrower, enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy or similar laws relating to enforcement of creditors’ rights generally.

5.5 Name and Location. No Borrower has done business under any name other than that specified on the signature page hereof or as set forth on the Disclosure Schedule. The chief executive office, principal place of business, and the place where each Borrower maintains its records concerning the Collateral is set forth in Section 11. The Collateral is presently located at the address(es) set forth in Section 11 and on the Disclosure Schedule. Borrowers have no Subsidiaries, except those listed on the Disclosure Schedule.

5.6 Litigation. All actions or proceedings pending or, to any Borrower’s knowledge, threatened in writing by or against a Borrower or any Subsidiary before any court or administrative agency are set forth on the Disclosure Schedule.

5.7 Financial Statements. All financial statements fairly represent the financial condition of the Borrowers and its Subsidiaries taken as a whole. All statements respecting Collateral that have been or may hereafter be delivered by each Borrower to Agent are true, complete and correct in all material respects for the periods indicated.

5.8 Solvency. Borrowers taken as a whole are solvent and able to pay their debts (including trade debts) as they come due. Borrowers and all Subsidiaries (other than Zipcar Finance) constitute a common enterprise, for whose benefit the Loans are being made and received.

5.9 Taxes. Each Borrower has filed and will file all required tax returns, and has paid and will pay all taxes it owes other than where the failure to comply would not reasonably be expected to have a Material Adverse Effect.

5.10 Rights; Title to Assets. Each Borrower and each of its Subsidiaries possesses and owns all necessary assets, rights, trademarks, trade names, copyrights, patents, patent rights, franchises and licenses which it needs to conduct its business as now operated or proposed to be operated except as would not reasonably be expected to have a Material Adverse Effect. Each Borrower has good title to its assets, free and clear of any Liens, except for Permitted Liens.

5.11 Full Disclosure. No written representation, warranty or other statement made by any Borrower or any Subsidiary in any Loan Document, certificate or statement furnished to Lenders in connection with any such Loan Document contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading, it being acknowledged and agreed by the Lenders than any financial projections delivered to the Lenders by or on behalf of the Borrowers are based upon good faith estimates and assumptions believed by management of the Borrowers to be reasonable at the time made, and that such financial information as it relates to future events is not to be viewed as fact and that the actual results during the period or periods covered by such financial information may differ from projected results set forth therein by a material amount and may not be achieved.

5.12 Regulated Substances. Each Borrower and each Subsidiary complies and will comply in all material respects with all laws respecting Regulated Substances.

5.13 Reaffirmation. Each Notice of Borrowing will constitute (i) a warranty and representation in favor of Agent and Lenders that there does not exist any Default and (ii) subject to any amended Disclosure Schedule delivered to Agent or Lenders or any other written disclosure required to be sent to Agent or Lenders pursuant to the terms hereof, a reaffirmation as of the date thereof of all of the representations and warranties contained in this Agreement and the Loan Documents, provided, however, if any such amended Disclosure Schedule or other written disclosure contains any matter which would reasonably be expected to have a Material Adverse Effect, Agent’s obligation to make Advances to any Borrower hereunder shall be suspended during the pendency of any such Material Adverse Effect condition.

5.14 Auction Rate Securities. The Borrower (i) owns no auction rate securities or similar financial instruments directly or indirectly in any brokerage, securities account or other account created by or for the benefit of the Borrower; and (ii) has not created any standing or discretionary purchase order or directive with any brokerage account or broker service to purchase auction rate securities or similar financial instruments on behalf of the Borrower.

6. AFFIRMATIVE COVENANTS

Each Borrower covenants and agrees that it shall do, and cause each other Borrower to do, all of the following:

6.1 Good Standing and Compliance. Each Borrower and its Subsidiaries shall maintain all governmental licenses, rights and agreements necessary for its operations or business except where the failure to do so would not reasonably be expected to have a Material Adverse Effect and comply in all material respects with all statutes, laws, ordinances and government rules and regulations to which it is subject.

6.2 Financial Statements, Reports, Certificates. Parent shall deliver to Agent: (i) as soon as prepared, and no later than 30 days after the end of each calendar month, an unaudited consolidated balance sheet, income statement and cash flow statement covering Borrowers’ operations during such period; (ii) as soon as prepared, but no later than 150 days after the end of the fiscal year, consolidated audited financial statements prepared in accordance with GAAP, together with an opinion that such financial statements fairly present Borrowers’ financial condition by an independent public accounting firm reasonably acceptable to Agent (provided that for the fiscal year 2009, such financial statements and opinion shall be delivered no later than 180 days after the end of fiscal year 2009); (iii) immediately upon notice thereof, a report of any legal or administrative action pending or threatened against any Borrower which is reasonably likely to result in liability to any Borrower in excess of $250,000 in the aggregate; and (iv) such other financial information as Agent may reasonably request from time to time. Financial statements delivered pursuant to subsections (i) and (ii) above shall be accompanied by a certificate signed by a Responsible Officer (each an “Officer’s Certificate”) in the form of Exhibit F.

6.3 Notice of Defaults. Upon any Default or Event of Default, deliver an Officer’s Certificate setting forth the facts relating to or giving rise thereto, and such Borrower’s proposed action with respect thereto.

6.4 Use; Maintenance. Each Borrower, at its expense, shall (i) maintain the Collateral in good condition, reasonable wear and tear excepted, and will comply in all material respects with all laws, rules and regulations regarding use and operation of the Collateral and (ii) repair or replace any lost or damaged Collateral or otherwise use any insurance proceeds with respect to the Collateral to purchase or acquire property necessary for such Borrower’s business.

6.5 Insurance. Each Borrower, at its own expense, shall maintain insurance in amounts and coverages reasonably satisfactory to Agent; provided that the insurance amounts and coverages described on Annex 1 hereto are deemed to be satisfactory to Agent. Borrowers’ insurance policy shall: (i) name Agent as loss payee on behalf of Lenders (with respect to such Borrower’s business personal property insurance policy covering the Collateral) or additional insured (with respect to such Borrower’s general liability insurance policy), as appropriate; (ii) provide for insurer’s waiver of its right of subrogation against Agent and Borrowers, as applicable;(iii) be primary without a right of contribution of Agent’s insurance, if any, or any obligation on the part of Agent to pay premiums of a Borrower; and (iv) require the insurer to give Agent at least 30 days prior written notice of other cancellation or non-renewal and 10 days notice of cancellation for non-payment. Each Borrower shall furnish all certificates of insurance required by Agent. Borrower shall not take any action or create any breach of warranty by it under any policy of insurance which would cause such insurance to be invalidated.

6.6 Loss Proceeds. So long as no Event of Default has occurred and is continuing, any proceeds of insurance on or condemnation of Collateral shall, at the affected Borrower’s election and so long as Agent’s security interest on behalf of Lenders in such proceeds remains valid and perfected, be used either to repair or replace such Collateral or otherwise applied to the purchase or acquisition of property useful to such Borrower’s business.

6.7 Further Assurances. At any time and from time to time, each Borrower and its Subsidiaries shall execute and deliver such further instruments and take such further action as Agent may reasonably request to effect the intent and purposes hereof, to perfect and continue perfected Agent’s security interests on behalf of Lenders in the Collateral, and to effect and maintain ACH payment arrangements.

6.8 Proposed Acquisition. Within 10 business days of the closing of the Proposed Acquisition, Parent shall enter into a stock pledge agreement with Agent whereby Parent shall pledge as Collateral to Agent for the benefit of Lenders hereunder, 65% of the outstanding stock of the target entity in such Proposed Acquisition, provided that if such target entity is owned by a Subsidiary that is not organized in the United States, no such stock pledge shall be required.

6.9 Statements of Excluded Accounts and Threshold Amount. (a) Borrower shall promptly provide Agent account statements or bank confirmations or reports, as applicable, for any of the following or renewals thereof: (i) Flexcar’s certificate of deposit number 22344804 and any subsequent certificate of deposit accounts issued upon the maturity of the foregoing certificates of deposit with Bank of America securing letter of credit number 3077144 issued in favor of Union Leasing; (ii) Flexcar’s certificate of deposit number 22298407 and any subsequent certificate of deposit accounts issued upon the maturity of the foregoing certificate of deposit with Bank of America securing letter of credit number 3081863 issued in favor of Gelco Corporation; and (iii) Parent’s account number S312163 with KeyBank issued in accordance with the terms of a certain Pledge Agreement dated December 26, 2006 as security for obligations of Zipcar UK to KeyBank; (iv) Flexcar’s certificate of deposit number 22293083 and any subsequent certificate of deposit accounts issued upon the maturity of the foregoing certificate of deposit with Bank of America securing letter of credit number 3081863 issued in favor of Donlen Corporation; and (v) Parent’s account number 8800063910 securing letter of credit 1100217573 with Silicon Valley Bank issued in favor of Merchants Automotive Group. Borrower shall promptly provide Agent account statements or bank confirmations or reports, as applicable, upon establishment or renewal for other accounts established after the date hereof consisting of restricted cash or cash equivalents permitted under clause (v) of the definition of Permitted Indebtedness.

(b) Within 30 days of the end of the each calendar quarter, Parent shall provide Agent with a report in the form attached hereto as Exhibit K, which report shall verify Borrower’s compliance with the Threshold Amount.

6.10 Zipcar Spain. In the event Parent holds a 50.1% or greater interest in Zipcar Spain, Parent and Agent shall promptly enter into a stock pledge agreement whereby Parent shall pledge as Collateral to Agent for the benefit of the Lenders its interest in Zipcar Spain; provided that in no event shall Parent be required to pledge over 65% of the outstanding voting securities in Zipcar Spain.

7. NEGATIVE COVENANTS

Each Borrower will not do, nor suffer or permit any other Borrower or Subsidiary (other than Zipcar Finance) to do, any of the following:

7.1 Location of Collateral. Change its chief executive office or principal place of business or remove, except in the ordinary course of such Borrower’s business, the Collateral or such Borrower’s Books from the premises listed in Section 11 or described in the Disclosure Schedule without giving 30 days prior written notice to Agent.

7.2 Extraordinary Transactions. Enter into any material transaction not in the ordinary course of such Borrower’s business, including the sale, lease, license or other disposition of its assets, other than (i) sales of inventory in the ordinary course of such Borrower’s business; (ii) licenses of such Borrower’s intellectual property assets entered into in the ordinary course of business; (iii) disposition of worn out or obsolete equipment, and any disposition of Vehicles and such Borrower’s rights under any Vehicle lease of or Vehicle financing arrangement with respect to Vehicles; (iv) joint ventures with respect to entering and conducting operations in the urban-car sharing market in Europe which ventures are approved unanimously by the Parent’s Board of Directors; and (v) transactions required under the terms of the Special Purpose Financing Documents; (vi) the Proposed Acquisition; and (vii) any transaction otherwise permitted under this Section 7 or not an Event of Default under Section 8.12.

7.3 Restructure. Make any material change in any Borrower’s or any Subsidiary’s corporate and organizational structure including extinguishment or creation of Subsidiaries (provided, however, Parent may change, create and from time to time modify the corporate and organizational structure of Zipcar Finance and the Parent and its Subsidiaries may consummate the Proposed Acquisition), change of corporate entity type, changes in jurisdictional organization or reassignment of headquarters outside of the United States, without giving at least 30 days prior written notice to Agent, cease to have its primary business activity be providing urban car-sharing services, or cease or materially suspend operation of the business of Parent or any other Borrower or any Subsidiary (other than Zipcar Finance), if such suspension or cessation would reasonably be expected to result in a Material Adverse Effect.

7.4 Liens. Create, incur, assume or suffer to exist any Lien of any kind with respect to any of its property or a Subsidiary’s (other than Zipcar Finances’) property, whether now owned or hereafter acquired, except for Permitted Liens. Any and all future Vehicles financings or Vehicles lease arrangements (other than the Master Zipcar Finance Lease) for any Borrowers’ or any Subsidiary’s (other than Zipcar Finance’s) fleet Vehicles shall limit the collateral provided for such financings to (a) the Vehicles financed or leased thereunder and the proceeds of the sale of such Vehicles and insurance proceeds if required by the applicable lessor or lender, and (b) any Liens permitted under clause (xii) of the definition of Permitted Liens. The Master Zipcar Finance Lease shall limit the collateral provided thereunder to the Liens described in clause (vi)(b) of the definition of Permitted Liens. The aggregate principal amount of Indebtedness outstanding under the Lease Financing Agreement – Daily Rental dated August 3, 2007 between Flexcar and DaimlerChrysler Financial Services Americas LLC shall not exceed the principal amount of $1,000,000 while the Obligations are outstanding.

7.5 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, other than Permitted Indebtedness or cause or suffer any Subsidiary (other than Zipcar Finance) to create, incur, assume or suffer to exist any Indebtedness, other than Permitted Indebtedness.

7.6 Investments. Make no Investments other than Permitted Investments.

7.7 Distributions. Pay any dividends or distributions, or redeem or repurchase, any capital stock, except for (i) repurchases of capital stock from departing employees or directors, under repurchase agreements approved by such Borrower’s Board of Directors and (ii) cash dividends payable solely to Parent by any Subsidiary.

7.8 Transactions with Affiliates. Directly or indirectly enter into any transaction with any Borrower, Subsidiary or affiliate which is on terms less favorable to such Borrower than would be obtained in an arm’s length transaction with a non-affiliated entity; provided, any such transaction shall not be a breach of this Section 7.8 if approved by the Parent’s Board of Directors; and provided further that Parent may enter into the Master Zipcar Finance Lease and be party to and perform its obligations under the Master Zipcar Finance Lease and the other Special Purpose Financing Documents.

7.9 Compliance. (i) Become an “investment company” under the Investment Company Act of 1940 or extend credit to purchase or carry margin stock; (ii) fail to meet the minimum funding requirements of ERISA; (iii) permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; (iv) fail to comply in all material respects with the Federal Fair Labor Standards Act; or (v) violate in any material respect any other material law or material regulation.

7.10 UCC Effectiveness. Change its name, jurisdiction of organization, or take any other action that would reasonably be expected to render Lender’s financing statements misleading under the UCC, without giving Lender 30 days advance written notice.

7.11 Deposit and Securities Accounts. Maintain any deposit accounts or accounts holding securities owned by Borrower except accounts in which Agent, on behalf of Lenders has obtained a perfected security interest. Notwithstanding the foregoing, Agent will not have a security interest in (i) Flexcar’s certificate of deposit number 22344804 and any subsequent certificate of deposit accounts issued upon the maturity of the foregoing certificates of deposit with Bank of America securing letter of credit number 3077144 issued in favor of Union Leasing; (ii) Flexcar’s certificate of deposit number 22298407 and any subsequent certificate of deposit accounts issued upon the maturity of the foregoing certificate of deposit with Bank of America securing letter of credit number 3081863 issued in favor of Gelco Corporation; (iii) Parent’s account number S312163 with KeyBank issued in accordance with the terms of a certain Pledge Agreement dated December 26, 2006 as security for obligations of Zipcar UK to KeyBank; (iv) Flexcar’s certificate of deposit number 22293083 and any subsequent certificate of deposit accounts issued upon the maturity of the foregoing certificate of deposit with Bank of America securing letter of credit number 3081863 issued in favor of Donlen Corporation; (v) cash pledged to VPSI, Inc. to support Borrower’s financing obligations; (vi) Parent’s account number 8800063910 securing letter of credit 1100217573 with Silicon Valley Bank issued in favor of Merchants Automotive Group and (vii) other accounts established after the date hereof consisting of restricted cash or cash equivalents permitted under clause (v) of the definition of Permitted Indebtedness. The aggregate amounts to be maintained in support of the financing arrangements referenced in clauses (iii) through (vii), including without duplication any subsequent financing arrangements referenced in clause (v) of the definition of Permitted Indebtedness shall not at any time exceed the Threshold Amount. For so long as the Obligations are outstanding, Borrower shall not hold directly or indirectly, purchase or create a purchase order or directive to purchase any auction rate securities or similar financial instruments regardless of whether such securities are to be held by Borrower or through one or more brokerage accounts. Borrower shall not permit any non-Borrower Subsidiary (other than Zipcar Finance) to maintain more than the minimum required operating capital, as reasonably determined by Borrower’s management, in such Subsidiary’s deposit account or investment accounts.

7.12 Maintenance of Subsidiaries. No Borrower shall, or shall permit or cause any Subsidiary to, (i) other than Zipcar Finance, sell, dispose of, convey, or allow a Lien to arise on any of its assets, including Intellectual Property owned by such Subsidiary (and for this purpose, the definition of “Intellectual Property” shall be deemed to refer to such Subsidiary) except for non-exclusive licenses and sublicenses entered into in the ordinary course of business and other Permitted Liens and except as provided in Section 7.2 hereof; (ii) divest or “spin-off” any Subsidiary except where as a result of such transaction such Borrower and/or such Borrower’s shareholders or affiliates retain or obtain majority ownership of such Subsidiary; (iii) merge or consolidate any Subsidiary with or into another entity (unless as a result of such merger Borrower and/or Borrower’s shareholders or affiliates retain or obtain majority ownership of the surviving entity); (iv) permit a Change of Control (as defined below) of any Subsidiary; or (v) permit a Lien other than Permitted Liens, (and for this purpose, the definitions of “Lien” and “Permitted Liens” shall be deemed to refer to such Subsidiary), to arise on, or make a pledge of, any capital stock of any Subsidiary in favor of any person other than Agent on behalf of Lenders. For the purposes of this Section 7.12, a “Change of Control” shall mean, any transaction or series of related transactions (other than through the sale of preferred stock to existing or future equity investors and other than through public offerings of a Borrower’s securities) whereby such Borrower and/or a Borrower’s shareholders or affiliates of a Borrower holding in excess of 50% of the outstanding voting capital stock of any Subsidiary immediately prior to such transaction or transactions, shall own less than 50% of the outstanding voting or capital stock of such Subsidiary immediately following such transaction or transactions.

8. EVENTS OF DEFAULT

Any one or more of the following shall constitute an Event of Default by a Borrower hereunder:

8.1 Payment. A Borrower or a Subsidiary fails to pay within 1 business day of the date when due and payable in accordance with the Loan Documents any portion of the Obligations, or cancels an ACH payment or transfer Agent has initiated in conformity with the terms hereof provided, however, that an Event of Default shall not occur on account of a failure to pay due solely to an administrative or operational error if Borrower had the funds to make the payment when due and makes the payment the business day following Borrower’s knowledge of such failure to pay.

8.2 Certain Covenant Defaults. Borrower fails to perform any obligation under Section 6.5, or violates Sections 7.4, 7.5, 7.9 or 7.10.

8.3 Other Covenant Defaults. Borrower fails or neglects to perform, keep, or observe any other term, provision, condition, covenant, or agreement contained in this Agreement, in any of the other Loan Documents, or in any other present or future agreement between Borrower and Lenders and has failed to cure such failure within 30 days after its occurrence.

8.4 Attachment. Any material portion of Borrowers’ assets taken as a whole is attached, seized, subjected to a government levy, lien, writ or distress warrant, or comes into the possession of any trustee or receiver and the same is not returned, removed, waived, stayed, discharged or rescinded within 10 days.

8.5 Other Agreements. There is a default in any agreement (other than the Special Purpose Financing Documents) to which Borrower is a party resulting in the acceleration of the maturity of any Indebtedness, in an amount greater than $250,000. There is a default under the Special Purpose Financing Documents and the trustee thereunder has been instructed to commence a liquidation event with respect to any Vehicle or Vehicles subject to the Zipcar Master Finance Lease and/or any Vehicle or Vehicles that are collateral under the Special Purpose Financing Documents.

8.6 Judgments. One or more judgments for an aggregate of at least $250,000 is rendered against Borrower and remains unsatisfied and unstayed for more than 30 days.

8.7 Injunction. Any Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct any material part of the Borrowers’ business affairs taken as a whole, or if a judgment or other claim becomes a Lien upon any material portion of Borrowers’ assets taken as whole.

8.8 Misrepresentation. Any representation, statement, or report made to Agent or any Lender by any Borrower or any Subsidiary was false or misleading when made in any material respect.

8.9 Enforceability. Agent’s ability to enforce its rights for itself and as Agent for the Lenders against any Borrower or any Collateral is impaired in any material respect, or a Borrower asserts that any Loan Document is not a legal, valid and binding obligation of the Borrower enforceable in accordance with its terms.

8.10 Involuntary Bankruptcy. An involuntary bankruptcy case against Borrower remains undismissed or unstayed for 60 days or, if earlier, an order granting the relief sought is entered.

8.11 Voluntary Bankruptcy or Insolvency. Any Borrower commences a voluntary case under applicable bankruptcy or insolvency law, consents to the entry of an order for relief in an involuntary case under any such law, or consents or is subject to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian or other similar official of such Borrower or any substantial part of its property, or makes an assignment for the benefit of creditors, or fails generally or admits in writing to its inability to pay its debts as they become due, or takes any corporate action in furtherance of any of the foregoing.

8.12 Merger, Sale or Change of Control. The occurrence of (i) a merger of Parent with another entity (whether or not the Parent is the “surviving entity”) whereby the shareholders of Parent immediately prior to such merger own less than 50% of the outstanding voting securities of Parent immediately after such merger; (ii) the sale (in one or a series of related transactions) of all or substantially all of Parent’s assets; or (iii) any transaction (or series of related transactions) other than a transaction that is a bona fide equity financing with the primary purpose of raising capital for Parent or an underwritten public offering of the Parent’s stock, whereby the shareholders of Parent immediately prior to such transaction(s) own less than 50% of the outstanding voting securities of Parent immediately after such transaction(s), and in the cases of clauses (i), (ii) and (iii), such acquirer or resulting entity (including, Parent, if Parent is the resulting or surviving entity) fails to pay off the Obligations in cash within 60 days of the closing of the acquisition, merger or sale.

9. AGENTS’S RIGHTS AND REMEDIES

9.1 Rights and Remedies. Upon the occurrence and continuance of any Event of Default, Agent may on behalf of Lenders, at its election, without notice of election and without demand, but subject to the applicable provisions of Section 13 hereof do any one or more of the following, all of which are authorized by each Borrower: (i) accelerate and declare the Loan and all Obligations immediately due and payable; (ii) make such payments and do such acts as Agent considers necessary or reasonable to protect its security interest in the Collateral, with such amounts becoming Obligations bearing interest at the Default Rate; (iii) exercise any and all other rights and remedies available under the UCC or otherwise; (iv) require Borrower to assemble the Collateral at such places as Agent may designate; (v) enter premises where any Collateral is located, take, maintain possession of, or render unusable the Collateral or any part of it; (vi) without notice to Borrower, set off and recoup against any portion of the Obligations; (vii) ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral, in connection with which Borrower hereby grants Agent a license to use without charge Borrower’s premises, labels, name, trademarks, and other property necessary to complete, advertise, and sell any Collateral; and (viii) sell the Collateral at one or more public or private sales.

9.2 Power of Attorney in Respect of the Collateral. Each Borrower hereby irrevocably appoints Agent (which appointment is coupled with an interest) its true and lawful attorney in fact with full power of substitution, for it and in its name to, effective upon an Event of Default: (i) ask, demand, collect, receive, sue for, compound and give acquittance for any and all Collateral with full power to settle, adjust or compromise any claim, (ii) receive payment of and endorse the name of Borrower on any items of Collateral, (iii) make all demands, consents and waivers, or take any other action with respect to, the Collateral, (iv) file any claim or take any other action, in Lender’s or Borrower’s name, which Agent may reasonably deem appropriate to protect its rights in the Collateral, or (v) otherwise act with respect to the Collateral as though Agent were its outright owner.

9.3 Charges. If any Borrower fails to pay any amounts required hereunder to be paid by such Borrower to any third party, Agent may at its option pay any part thereof and any amounts so paid including Lender’s Expenses incurred shall become Obligations, immediately due and payable, bearing interest at the Default Rate, and secured by the Collateral. Any such payments by Agent shall not constitute an agreement to make similar payments or a waiver of any Event of Default.

9.4 Remedies Cumulative. Agent and Lenders’ rights and remedies under the Loan Documents and all other agreements with each Borrower shall be cumulative. Agent and Lenders shall have all other rights and remedies as provided under the UCC, by law, or in equity. No exercise by Agent or Lenders of one right or remedy shall be deemed an election, and no waiver by Agent or Lenders of any Event of Default shall be deemed a continuing waiver. No delay by Agent or Lenders shall constitute a waiver, election, or acquiescence.

9.5 Application of Collateral Proceeds. Agent and Lenders will apply proceeds of sale, to the extent actually received in cash, in the manner and order it determines in its sole discretion, and as prescribed by applicable law.

10. WAIVERS; INDEMNIFICATION

10.1 Waivers. Without limiting the generality of the other waivers made by each Borrower herein, to the maximum extent permitted under applicable law, each Borrower hereby irrevocably on behalf of itself and every other Borrower waives all of the following: (i) any right to assert against Agent or Lenders as a defense, counterclaim, set-off or crossclaim, any defense (legal or equitable), set-off, counterclaim, crossclaim and/or other claim (a) which a Borrower may now or at any time hereafter have against any party liable to Agent or Lenders in any way or manner, or (b) arising directly or indirectly from the present or future lack of perfection, sufficiency, validity and/or enforceability of any Loan Document, or any security interest; (ii) presentment, demand and notice of presentment, dishonor, notice of intent to accelerate, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all accounts, documents, instruments, chattel paper and guaranties at any time held by Agent or any Lender on which a Borrower may in any way be liable and hereby ratifies and confirms whatever Agent or Lenders may do in this regard; (iii) the benefit of all marshalling, valuation, appraisal and exemption laws; (iv) the right, if any, to require Agent or Lenders to (a) proceed against any person liable for any of the Obligations as a condition to or before proceeding hereunder; or (b) foreclose upon, sell or otherwise realize upon or collect or apply any other property, real or personal, securing any of the Obligations, as a condition to, or before proceeding hereunder; (v) any demand for possession before the commencement of any suit or action to recover possession of Collateral; and (vi) any requirement that Lender retain possession and not dispose of Collateral until after trial or final judgment.

10.2 Lender’s Liability for Collateral. Agent shall not in any way or manner be liable or responsible for: (i) the safekeeping of any Collateral; (ii) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (iii) any diminution in the value thereof; or (iv) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other person or entity whomsoever. All risk of loss, damage or destruction of the Collateral shall be borne by Borrower. Agent will have no responsibility for taking any steps to preserve rights against any parties respecting any Collateral, except for Agent’s gross negligence or intentional misconduct. Agent’s powers hereunder are conferred solely to protect its interest in the Collateral and do not impose any duty to exercise any such powers. None of Agent or Lenders or any of their officers, directors, employees, agents or counsel will be liable for any action lawfully taken or omitted to be taken hereunder or in connection herewith (excepting gross negligence or willful misconduct), nor under any circumstances have any liability to any Borrower for lost profits or other special, indirect, punitive, or consequential damages. Lenders retains any documents delivered by any Borrower only for their purposes and for such period as Lenders, at their sole discretion, may determine necessary, after which time Lenders may destroy such records without notice to or consent from such Borrower.

10.3 Indemnification. Each Borrower shall defend, indemnify, and hold Agent and Lenders and each of their officers, directors, employees, counsel, partners, agents and attorneys-in-fact (each, an “Indemnified Person”) harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses or disbursements (including Lender’s Expenses and reasonable attorney’s fees) of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement and any other Loan Documents, or the transactions contemplated hereby and thereby, with respect to noncompliance with laws or regulations respecting Regulated Substances, government secrecy or technology export, or any Lien not created by Agent or Lenders or right of another against any Collateral, even if the Collateral is foreclosed upon or sold pursuant hereto, and with respect to any investigation, litigation or proceeding before any agency, court or other governmental authority relating to this Agreement or the Advances or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the “Indemnified Liabilities”); provided, that Borrower shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of such Indemnified Person. The obligations in this Section shall survive the Term. At the election of any Indemnified Person, each Borrower shall defend such Indemnified Person using legal counsel satisfactory to such Indemnified Person, at the sole cost and expense of such Borrower. All amounts owing under this Section shall be paid within 30 days after written demand.

11. NOTICES

All notices shall be in writing and personally delivered or sent by certified mail, postage prepaid, return receipt requested, or by confirmed facsimile, at the respective addresses set forth below:

If to Parent, Zipcar NY, Zipcar Washington, Zipcar California, Zipcar on Campus, Flexcar, Or Flexcar Atlanta:	If to Agent:

Zipcar, Inc. Attention: Chief Financial Officer 25 First Street, 4th Floor Cambridge, Massachusetts 02141 FAX: (617) 995-4300	Lighthouse Capital Partners VI, LP Attention: Contracts Administration 3555 Alameda de las Pulgas, Suite 200 Menlo Park, California 94025 FAX: (650) 233-0114

With a copy (which shall not constitute notice) to: Law Office of Jennifer A. Post Attention: Jennifer A. Post, Esq. 340 N. Camden Drive, Suite 302 Beverly Hills, California 90210 FAX: (800) 783-2983

With a copy (which shall not constitute notice) to:	If to Lenders:

Wilmer Cutler Pickering Hale and Dorr LLP 60 State Street Boston, Massachusetts 02109 Attn: John Chory FAX: (617) 526-5000	If to any Lender, to the address set forth on Schedule A hereto.

12. GENERAL PROVISIONS

12.1 Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties’ respective successors and permitted assigns. Each Borrower may not assign any rights hereunder without Lender’s prior written consent, which consent may be granted or withheld in Lender’s sole discretion. Each Lender shall have the right without the consent of or notice to any Borrower to sell, transfer, negotiate, or grant participations in all or any part of any Loan Document, except to any entity reasonably deemed to be a competitor of Parent.

12.2 Time of Essence. Time is of the essence for the performance of all Obligations.

12.3 Severability of Provisions. Each provision hereof shall be severable from every other provision in determining its legal enforceability.

12.4 Entire Agreement. This Agreement and each of the other Loan Documents dated as of the date hereof, taken together, constitute and contain the entire agreement between each Borrower and Lenders with respect to their subject matter and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral. This Agreement is the result of negotiations between and has been reviewed by each Borrower and Lenders as of the date hereof and their respective counsel; accordingly, this Agreement shall be deemed to be the product of the parties hereto, and no ambiguity shall be construed in favor of or against each Borrower or Lenders. This Agreement may only be modified with the written consent of Lenders. Any waiver or consent with respect to any provision of the Loan Documents shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on any Borrower in any one case shall entitle such Borrower to any other or further notice or demand in similar or other circumstances.

12.5 Reliance by Lender. All covenants, agreements, representations and warranties made herein by each Borrower shall, notwithstanding any investigation by any Lender, be deemed to be material to and to have been relied upon by each Lender.

12.6 No Set-Offs by Borrower. All sums payable by each Borrower pursuant to this Agreement or any of the other Loan Documents shall be payable without notice or demand and shall be payable in United States Dollars without set-off or reduction of any manner whatsoever.

12.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which, when taken together, shall constitute one and the same original instrument.

12.8 Survival. All covenants, representations and warranties made in this Agreement shall continue in full force and effect so long as any Obligations remain outstanding.

12.9 No Original Issue Discount. Parent and Lenders acknowledge and agree that the Warrant is part of an investment unit within the meaning of Section 1273(c)(2) of the Internal Revenue Code, which includes the Loan. Parent and Lenders further agree as between them, that they will cooperate with each other in determining the fair market value of the Warrant and that, pursuant to Treas. Reg. § 1.1273-2(h), a portion of the issue price of the investment unit will be allocable to the Warrant and the balance shall be allocable to the Loans. Parent and Lenders each agree to prepare their federal income tax returns in a manner consistent with the foregoing and to cooperate with each other in determining such valuation and allocation approach and methodology, pursuant to Treas. Reg. § 1.1273.

12.10 Relationship of Parties. The relationship between each Borrower and each Lender is, and at all times shall remain, solely that of a borrower and lender. No Lender is a partner or joint venturer of any Borrower; nor shall any Lender under any circumstances be deemed to be in a relationship of confidence or trust or have a fiduciary relationship with any Borrower or any of its affiliates, or to owe any fiduciary duty to any Borrower or any of its affiliates. No Lender undertakes or assumes any responsibility or duty to any Borrower or any of its affiliates to select, review, inspect, supervise, pass judgment upon or otherwise inform any of them of any matter in connection with its or their property, the Loans, any Collateral or the operations of any Borrower or any of its affiliates. Each Borrower and each of its affiliates shall rely entirely on their own judgment with respect to such matters, and any review, inspection, supervision, exercise of judgment or supply of information undertaken or assumed by any Lender in connection with such matters is solely for the protection of such Lender and neither Borrower nor any affiliate is entitled to rely thereon.

12.11 Choice of Law and Venue; Jury Trial Waiver. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE BORROWERS AND EACH LENDER HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION AND VENUE OF THE STATE AND FEDERAL COURTS LOCATED IN THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA. EACH BORROWER AND EACH LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY FURTHER WAIVES ANY RIGHT TO CONSOLIDATE ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.

12.12 Confidentiality. In handling any confidential or non-public information concerning any Borrower, Agent and Lenders will maintain the confidentiality of such information, but disclosure of information may be made (a) to Lender’s subsidiaries, partners or affiliates in connection with their business with each Borrower, provided they are bound by these confidentiality provisions, (b) to prospective transferees or purchasers of any security interest in the loans, provided they are bound by these confidentiality provisions, (c) as required by law, regulation, subpoena, or other order; (d) as required in connection with Agent or any Lender’s examination or audit, provided that any person receiving confidential or non-public information is bound by these confidentiality provisions or similar regulations, and (e) as Agent or any Lenders considers appropriate in exercising remedies under this Agreement, provided that any person receiving confidential or non-public information is bound by these confidentiality provision or similar regulations. Confidential information does not include information that either: (x) is in the public domain or in Agent or any Lender’s possession when disclosed to Agent or any Lender, or becomes part of the public domain after disclosure to Agent or any Lender, or (y) is disclosed to Agent or any Lender by a third party, if Agent or any Lender does not have actual knowledge that the third party is prohibited from disclosing the information.

13. SPECIAL PURPOSE FINANCING PROVISIONS

13.1 Limited Remedies with Respect to Zipcar Finance. The Agent and each Lender agrees that, prior to the date that is one year and one day after the payment in full of all the obligations of Zipcar Finance in connection with and under all Special Purpose Financings, (i) the Agent and other Lenders shall not be entitled, whether before or after the occurrence of any Event of Default, to (A) institute against, or join any other Person in instituting against, Zipcar Finance any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under the laws of the United States or any State thereof, (B) transfer and register the capital stock of Zipcar Finance in the name of Agent or a Lender or any designee or nominee thereof, (C) foreclose upon the capital stock of Zipcar Financing regardless of the bankruptcy or insolvency of the Parent or any other Subsidiary, (D) exercise any voting rights granted or appurtenant to such capital stock of Zipcar Finance or (E) enforce any right that the holder of any such capital stock of Zipcar Finance might otherwise have to liquidate, consolidate, combine, collapse or disregard the entity status of Zipcar Finance and (ii) the Agent and the Lenders each hereby waive and release any right to require (A) that Zipcar Finance be in any manner merged, combined, collapsed or consolidated with or into the Parent or any other Subsidiary, including by way of substantive consolidation in a bankruptcy case or (B) that the status of Zipcar Finance as a separate entity be in any respect disregarded. The Agent and each Lender agree and acknowledge that any trustee under any indenture entered into with respect to a Special Purpose Financing is an express third party beneficiary with respect to this Section 13.1 and each such person shall have the right to enforce compliance by the Agent and the Lenders with this Section 13.1.

13.2 Lien Release. Upon the transfer by the Parent or any Subsidiary (other than Zipcar Finance) of Vehicles to Zipcar Finance in a securitization as permitted under this Agreement, any Liens with respect to such Vehicles and Vehicle Proceeds arising under the Loan Agreement or any Loan Documents shall automatically be released (and the Agent is hereby authorized to execute and enter into any such releases and other documents as the Parent may reasonably request in order to give effect thereto).

13.3 Collateral Restrictions. Each of the Agent and the Lenders shall take no action related to the Collateral that would be the direct cause of Zipcar Finance to breaching, in any material respect, any covenants to which it is subject in its Certificate of Formation dated February 4, 2010 or the Limited Liability Company Agreement dated March 4, 2010 (the “Limited Liability Company Agreement”), and any amendments thereto, provided Agent is immediately provided with copies of any such amendments.

13.4 No Right or Interest. The Agent and the Lenders each acknowledge that they have no interest in, and will not assert any interest in, the assets owned by Zipcar Finance (including without limitation any Vehicle or Vehicle Proceeds subject to the Master Zipcar Finance Lease and all rights thereunder) other than, following a transfer of any pledged equity interest of Zipcar Finance to the Agent, in connection with any exercise of remedies pursuant to this Agreement or the other Loan Documents, the right to receive lawful dividends or other distributions when paid by Zipcar Finance from lawful sources pursuant to the Special Purpose Financing Documents and in accordance with the rights of a member of Zipcar Finance under the Limited Liability Company Agreement or under applicable law.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

AGENT:

LIGHTHOUSE CAPITAL PARTNERS VI, L.P.
By:	LIGHTHOUSE MANAGEMENT PARTNERS VI, L.L.C.,
its general partner

By:	/s/ Ryan Turner
Name:	Ryan Turner
Title:	Managing Director

LENDERS:

LIGHTHOUSE CAPITAL PARTNERS VI, L.P.
By:	LIGHTHOUSE MANAGEMENT PARTNERS VI, L.L.C.,
its general partner

By:	/s/ Ryan Turner
Name:	Ryan Turner
Title:	Managing Director

PINNACLE VENTURES L.L.C. (for purposes of Section 2.1)

By:	/s/ Robert N. Savoie
Robert N. Savoie
Chief Operating Officer

PINNACLE VENTURES II-A (SUB), L.P.,

a Delaware limited partnership

PINNACLE VENTURES II-B, L.P.

a Delaware limited partnership

PINNACLE VENTURES II-C, L.P.

a Delaware limited partnership

PINNACLE VENTURES II-R (SUB), L.P.,

a Delaware limited partnership

By:	Pinnacle Ventures Management II, L.L.C.,
their general partner

By:	/s/ Robert N. Savoie
Robert N. Savoie
Chief Financial Officer

PINNACLE VENTURES DEBT FUND III-A (SUB), L.P.,

a Delaware limited partnership

PINNACLE VENTURES DEBT FUND III, L.P.,

a Delaware limited partnership

By:	Pinnacle Ventures Management III, L.L.C.,
their general partner

By:	/s/ Robert N. Savoie
Robert N. Savoie
Chief Financial Officer

BORROWERS:

ZIPCAR, INC.

By:	/s/ Scott W. Griffith
Name:	Scott W. Griffith
Title:	Chairman and CEO

ZIPCAR NEW YORK, INC.

By:	/s/ Scott W. Griffith
Name:	Scott W. Griffith
Title:	President

ZIPCAR WASHINGTON, INC.

By:	/s/ Scott W. Griffith
Name:	Scott W. Griffith
Title:	President

ZIPCAR CALIFORNIA, INC.

By:	/s/ Scott W. Griffith
Name:	Scott W. Griffith
Title:	President

ZIPCAR ON CAMPUS, INC.

By:	/s/ Scott W. Griffith
Name:	Scott W. Griffith
Title:	President

MOBILITY, INC.

By:	/s/ Scott W. Griffith
Name:	Scott W. Griffith
Title:	President and CEO

FLEXCAR ATLANTA LLC

By:	/s/ Scott W. Griffith
Name:	Scott W. Griffith
Title:	Director

Schedule A	Lenders’ Commitment Percentages

Exhibit A	Collateral Description (Parent, Zipcar NY, Zipcar Washington, Zipcar California, Zipcar on Campus, Flexcar and Flexcar Atlanta)

Exhibit B	Form of Note (Parent)

Exhibit C	Form of Common Stock Warrant (Parent) – each Lender

Exhibit D	Form of Notice of Borrowing (Parent)

Exhibit E	Form of Incumbency Certificate (Parent, Zipcar NY, Zipcar Washington, Zipcar California, Zipcar on Campus, Flexcar and Flexcar Atlanta)

Exhibit F	Form of Officers Certificate (Parent)

Exhibit G	ACH Authorization (Parent)

Exhibit H	Form of Negative Pledge Agreement (Parent, Zipcar NY, Zipcar Washington, Zipcar California, Zipcar on Campus, Flexcar and Flexcar Atlanta)

Exhibit I	Control Agreement (Parent, Zipcar NY, Zipcar Washington, Zipcar California, Zipcar on Campus, Flexcar and Flexcar Atlanta)

Exhibit J	Stock Pledge Agreements (Zipcar Canada, Zipcar UK, and Zipcar Finance)

Schedule 1	Disclosure Schedule

SCHEDULE A

LENDERS

Lighthouse Capital Partners VI, L.P.:	50%
3555 Alameda de las Pulgas, Suite 200
Menlo Park, CA 94025
Attn: Contracts Administration
FAX: (650) 233-0114

Pinnacle Lenders:

Pinnacle Ventures II-A (SUB), L.P.	1%
Pinnacle Ventures II-B, L.P.	42%
Pinnacle Ventures II-C, L.P.	3.5%
Pinnacle Ventures II-R (SUB), L.P.	3.5%
Pinnacle Ventures Debt Fund III-A (SUB), L.P.	3%
Pinnacle Ventures Debt Fund III, L.P.	47%
130 Lytton Avenue, Suite 220 Palo Alto, CA 94301 Telephone: (650) 926-7800 Telecopier: (650) 926-7801 Email: rsavoie@pinnacleventures.com Attention: Chief Operating Officer
Total	100%

EXHIBIT A

COLLATERAL

This FINANCING STATEMENT and SECURITY AGREEMENT covers all of Debtor’s interests in all of the following types or items of property, wherever located and whether now owned or hereafter acquired, and Debtor hereby grants to Lighthouse Capital Partners VI, L.P. (“Secured Party”) a security interest therein as collateral for the payment and performance of all present and future indebtedness, liabilities, guarantees and obligations of Debtor to Secured Party, under the Loan and Security Agreement including without limitation all obligations and liabilities of Debtor, or Zipcar New York, Inc., a Delaware corporation, Zipcar Washington, Inc., a Delaware corporation, Zipcar California, Inc., a Delaware Corporation, Zipcar on Campus, Inc. a Delaware corporation, Mobility, Inc. d/b/a Flexcar, a Washington corporation, and Flexcar Atlanta LLC, a Delaware limited liability company arising under or relating to that certain Loan and Security Agreement naming them entered into with Secured Party on proximate date herewith. Debtor agrees that said security interest may be enforced by Secured Party in accordance with the terms of all security and other agreements between Secured Party and Debtor, the California Uniform Commercial Code, or both, and that this document shall be fully effective as a security agreement, even if there is no other security or other agreement between Secured Party or Debtor:

All assets of the Debtor; all personal property of Debtor;

All “accounts”, “general intangibles”, “chattel paper”, “contract rights”, “documents”, “instruments”, “deposit accounts”, “inventory”, “farm products”, “fixtures” and “equipment”, as such terms are defined in Division 9 of the California Uniform Commercial Code in effect on the date hereof;

All general intangibles of every kind, including without limitation, federal, state and local tax refunds and claims of all kinds; all rights as a licensee or any kind; all customer lists, telephone numbers, and purchase orders, and all rights to purchase, lease sell, or otherwise acquire or deal with real or personal property and all rights relating thereto;

All returned and repossessed goods and all rights as a seller of goods; all collateral securing any of the foregoing; all deposit accounts, special and general, whether on deposit with Secured Party or others;

All life and other insurance policies, claims in contract, tort or otherwise, and all judgments now or hereafter arising therefrom;

All right, title and interest of Debtor, and all of Debtor’s rights, remedies, security and liens, in, to and in respect of all accounts and other collateral, including, without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, and all guarantees and other contracts of suretyship with respect to any accounts and other collateral, and all deposits and other security for any accounts and other collateral, and all credit and other insurance;

All notes, drafts, letters of credit, contract rights, and things in action; all drawings, specifications, blueprints and catalogs; and all raw materials, work in process, materials used or consumed in Debtor’s business, goods, finished goods, returned goods and all other goods and inventory of whatsoever kind or nature, any and all wrapping, packaging, advertising and shipping materials, and all documents relating thereto, and all labels and other devices, names and marks affixed or to be affixed thereto for purposes of selling or identifying the same or the seller or manufacturer thereof;

All inventory, raw materials and work in progress wherever located; all present and future claims against any supplier of any of the foregoing, including claims for defective goods or overpayments to or undershipments by suppliers; all proceeds arising from the lease or rental of any of the foregoing; INVENTORY RETURNED BY DEBTOR TO ITS SUPPLIERS SHALL REMAIN SUBJECT TO SECURED PARTY’S SECURITY INTEREST;

All equipment and fixtures, NONE OF WHICH THE DEBTOR IS AUTHORIZED TO SELL, LEASE OR OTHERWISE DISPOSE OF WITHOUT THE WRITTEN CONSENT OF SECURED PARTY EXCEPT IN ACCORDANCE WITH THE TERMS OF THE LOAN AND SECURITY AGREEMENT BETWEEN DEBTOR AND SECURED PARTY DATED AS OF MARCH __, 2010 (the “Loan Agreement”), including without limitation all machinery, machine tools, motors, controls, parts, vehicles, workstations, tools, dies, jigs, furniture, furnishings and fixtures; and all attachments, accessories, accessions and property now or hereafter affixed to or used in connection with any of the foregoing, and all substitutions and replacements for any of the foregoing; all warranty and other claims against any vendor or lessor of any of the foregoing;

1

All investment property;

All books, records, ledger cards, computer data and programs and other property and general intangibles at any time evidencing or relating to any or all of the foregoing; and

All cash and non-cash products and proceeds of any of the foregoing, in whatever form, including proceeds in the form of inventory, equipment or any other form of personal property, including proceeds of proceeds and proceeds of insurance, and all claims by Debtor against third parties for loss or damage to, or destruction of, or otherwise relating to, any or all of the foregoing.

NOTICE - PURSUANT TO AN AGREEMENT BETWEEN DEBTOR AND SECURED PARTY, DEBTOR HAS AGREED NOT TO FURTHER ENCUMBER THE COLLATERAL DESCRIBED HEREIN, THE FURTHER ENCUMBERING OF WHICH MAY CONSTITUTE THE TORTIOUS INTERFERENCE WITH SECURED PARTY’S RIGHTS BY SUCH ENCUMBRANCER. IN THE EVENT THAT ANY ENTITY IS GRANTED A SECURITY INTEREST IN DEBTOR’S ACCOUNTS, CHATTEL PAPER, GENERAL INTANGIBLES OR OTHER ASSETS CONTRARY TO THE ABOVE, THE SECURED PARTY ASSERTS A CLAIM TO ANY PROCEEDS THEREOF RECEIVED BY SUCH ENTITY.

Notwithstanding any of the foregoing, this Financing Statement and Security Agreement does not cover any of Debtor’s interests in, and the Collateral shall not under any circumstance include, and no security interest is granted in, (I) any capital stock of any Subsidiary of Debtor which Subsidiary is organized in any jurisdiction outside of the United States in excess of 65% of the voting securities of such Subsidiary, or any capital stock of any Subsidiary of Debtor which is directly or indirectly owned by any Subsidiary which is organized in any jurisdiction outside of the United States, (II) any Vehicles owned or leased by any Debtor and any Vehicle Proceeds; (III) Debtor’s Intellectual Property, including, without limitation, any and all property of the Debtor that is subject to, listed in or otherwise described in the Negative Pledge Agreement dated March __, 2010 between the Secured Party and the Debtor; (IV) restricted cash or similar cash equivalents, to the extent that any applicable pledge, security or similar agreement restricts Debtor from granting a lien on such cash or cash equivalents; (V) any of the Debtor’s rights under any lease or financing agreement with third parties permitted under the Loan Agreement to the extent such lease or financing agreement restricts the Debtor from granting a lien on Debtor’s rights thereunder; (VI) any of Debtor’s rights under the Master Zipcar Finance Lease and any Special Purpose Financing Document; and (VII) Debtor’s Zero Emission Vehicle Credits, now existing or hereafter arising from time to time (provided the proceeds of such Zero Emission Vehicle Credits shall be deemed “Collateral” under the Loan Agreement). “Intellectual Property” means, collectively, all rights, priorities and privileges of the Debtor relating to intellectual property, in any medium, of any kind or nature whatsoever, now or hereafter owned or acquired or received by Debtor, or in which Debtor now holds or hereafter acquires or receives any right or interest, whether arising under United States, multinational or foreign laws or otherwise, and shall include, in any event, all copyright rights, copyright applications, copyright registration and like protection in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret (collectively, the “Copyrights”), patents, patent applications and like protections, including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same (collectively, the “Patents”), trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks (collectively, the “Trademarks”), all amendments, extensions, renewals of any Copyright, Trademark or Patent, all licenses or other rights to use any Copyrights, Trademarks or Patents, trade secrets, internet domain names (including any right related to the registration thereof), proprietary or confidential information, all intellectual property rights in computer software and computer software products, mask works, sources object or other programming codes, inventions (whether or not patented or patentable), technical information, procedures, designs, design rights, knowledge, know-how, software, data base, data, skill, expertise, recipe, experience, process, models, drawings, materials, records, any and all claims for damages by way of past, present and future infringement of any of the rights above including the right to sue for and collect damages for such infringement. Notwithstanding the foregoing, Intellectual Property as defined above does not include accounts, accounts receivable, royalties, licensing fees, contract rights that generate revenue, proceeds, or other revenue obtained or owed from or on account of the licensing or other exploitation of Intellectual Property, none of which are excluded, and all of which are included as collateral in the security interest granted by Debtor to Secured Party.

2

“DEBTOR”	“SECURED PARTY”, AGENT ON BEHALF OF THE LENDERS

ZIPCAR, INC., a Delaware corporation	LIGHTHOUSE CAPITAL PARTNERS VI, L.P.
	BY:	LIGHTHOUSE MANAGEMENT PARTNERS VI, L.L.C., its general partner

By:
Name:	By:
Title:	Name:
Title:

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EXHIBIT A

COLLATERAL

This FINANCING STATEMENT and SECURITY AGREEMENT covers all of Debtor’s interests in all of the following types or items of property, wherever located and whether now owned or hereafter acquired, and Debtor hereby grants to Lighthouse Capital Partners VI, L.P. (“Secured Party”) a security interest therein as collateral for the payment and performance of all present and future indebtedness, liabilities, guarantees and obligations of Debtor to Secured Party, under the Loan and Security Agreement, including without limitation all obligations and liabilities of Debtor, or Zipcar, Inc., a Delaware corporation, Zipcar Washington, Inc., a Delaware corporation, Zipcar California, Inc., a Delaware Corporation, Zipcar on Campus, Inc. a Delaware corporation, Mobility, Inc. d/b/a Flexcar, a Washington corporation, and Flexcar Atlanta LLC, a Delaware limited liability company arising under or relating to that certain Loan and Security Agreement naming them entered into with Secured Party on proximate date herewith. Debtor agrees that said security interest may be enforced by Secured Party in accordance with the terms of all security and other agreements between Secured Party and Debtor, the California Uniform Commercial Code, or both, and that this document shall be fully effective as a security agreement, even if there is no other security or other agreement between Secured Party or Debtor:

All assets of the Debtor; all personal property of Debtor;

All “accounts”, “general intangibles”, “chattel paper”, “contract rights”, “documents”, “instruments”, “deposit accounts”, “inventory”, “farm products”, “fixtures” and “equipment”, as such terms are defined in Division 9 of the California Uniform Commercial Code in effect on the date hereof;

All general intangibles of every kind, including without limitation, federal, state and local tax refunds and claims of all kinds; all rights as a licensee or any kind; all customer lists, telephone numbers, and purchase orders, and all rights to purchase, lease sell, or otherwise acquire or deal with real or personal property and all rights relating thereto;

All returned and repossessed goods and all rights as a seller of goods; all collateral securing any of the foregoing; all deposit accounts, special and general, whether on deposit with Secured Party or others;

All life and other insurance policies, claims in contract, tort or otherwise, and all judgments now or hereafter arising therefrom;

All right, title and interest of Debtor, and all of Debtor’s rights, remedies, security and liens, in, to and in respect of all accounts and other collateral, including, without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, and all guarantees and other contracts of suretyship with respect to any accounts and other collateral, and all deposits and other security for any accounts and other collateral, and all credit and other insurance;

All notes, drafts, letters of credit, contract rights, and things in action; all drawings, specifications, blueprints and catalogs; and all raw materials, work in process, materials used or consumed in Debtor’s business, goods, finished goods, returned goods and all other goods and inventory of whatsoever kind or nature, any and all wrapping, packaging, advertising and shipping materials, and all documents relating thereto, and all labels and other devices, names and marks affixed or to be affixed thereto for purposes of selling or identifying the same or the seller or manufacturer thereof;

All inventory, raw materials and work in progress wherever located; all present and future claims against any supplier of any of the foregoing, including claims for defective goods or overpayments to or undershipments by suppliers; all proceeds arising from the lease or rental of any of the foregoing; INVENTORY RETURNED BY DEBTOR TO ITS SUPPLIERS SHALL REMAIN SUBJECT TO SECURED PARTY’S SECURITY INTEREST;

All equipment and fixtures, NONE OF WHICH THE DEBTOR IS AUTHORIZED TO SELL, LEASE OR OTHERWISE DISPOSE OF WITHOUT THE WRITTEN CONSENT OF SECURED PARTY EXCEPT IN ACCORDANCE WITH THE TERMS OF THE LOAN AND SECURITY AGREEMENT BETWEEN DEBTOR AND SECURED PARTY DATED AS OF MARCH __, 2010 (the “Loan Agreement”), including without limitation all machinery, machine tools, motors, controls, parts, vehicles, workstations, tools, dies, jigs, furniture, furnishings and fixtures; and all attachments, accessories, accessions and property now or hereafter affixed to or used in connection with any of the foregoing, and all substitutions and replacements for any of the foregoing; all warranty and other claims against any vendor or lessor of any of the foregoing;

4

All investment property;

All books, records, ledger cards, computer data and programs and other property and general intangibles at any time evidencing or relating to any or all of the foregoing; and

All cash and non-cash products and proceeds of any of the foregoing, in whatever form, including proceeds in the form of inventory, equipment or any other form of personal property, including proceeds of proceeds and proceeds of insurance, and all claims by Debtor against third parties for loss or damage to, or destruction of, or otherwise relating to, any or all of the foregoing.

NOTICE - PURSUANT TO AN AGREEMENT BETWEEN DEBTOR AND SECURED PARTY, DEBTOR HAS AGREED NOT TO FURTHER ENCUMBER THE COLLATERAL DESCRIBED HEREIN, THE FURTHER ENCUMBERING OF WHICH MAY CONSTITUTE THE TORTIOUS INTERFERENCE WITH SECURED PARTY’S RIGHTS BY SUCH ENCUMBRANCER. IN THE EVENT THAT ANY ENTITY IS GRANTED A SECURITY INTEREST IN DEBTOR’S ACCOUNTS, CHATTEL PAPER, GENERAL INTANGIBLES OR OTHER ASSETS CONTRARY TO THE ABOVE, THE SECURED PARTY ASSERTS A CLAIM TO ANY PROCEEDS THEREOF RECEIVED BY SUCH ENTITY.

Notwithstanding any of the foregoing, this Financing Statement and Security Agreement does not cover any of Debtor’s interests in, and the Collateral shall not under any circumstance include, and no security interest is granted in, (I) any capital stock of any Subsidiary of Debtor which Subsidiary is organized in any jurisdiction outside of the United States in excess of 65% of the voting securities of such Subsidiary, or any capital stock of any Subsidiary of Debtor which is directly or indirectly owned by any Subsidiary which is organized in any jurisdiction outside of the United States, (II) any Vehicles owned or leased by any Debtor; (III) Debtor’s Intellectual Property, including, without limitation, any and all property of the Debtor that is subject to, listed in or otherwise described in the Negative Pledge Agreement dated March 12, 2010 between the Secured Party and the Debtor; and (IV) Debtor’s Zero Emission Vehicle Credits, now existing or hereafter arising from time to time (provided the proceeds of such Zero Emission Vehicle Credits shall be deemed “Collateral” under the Loan Agreement). “Intellectual Property” means, collectively, all rights, priorities and privileges of the Debtor relating to intellectual property, in any medium, of any kind or nature whatsoever, now or hereafter owned or acquired or received by Debtor, or in which Debtor now holds or hereafter acquires or receives any right or interest, whether arising under United States, multinational or foreign laws or otherwise, and shall include, in any event, all copyright rights, copyright applications, copyright registration and like protection in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret (collectively, the “Copyrights”), patents, patent applications and like protections, including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same (collectively, the “Patents”), trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks (collectively, the “Trademarks”), all amendments, extensions, renewals of any Copyright, Trademark or Patent, all licenses or other rights to use any Copyrights, Trademarks or Patents, trade secrets, internet domain names (including any right related to the registration thereof), proprietary or confidential information, all intellectual property rights in computer software and computer software products, mask works, sources object or other programming codes, inventions (whether or not patented or patentable), technical information, procedures, designs, design rights, knowledge, know-how, software, data base, data, skill, expertise, recipe, experience, process, models, drawings, materials, records, any and all claims for damages by way of past, present and future infringement of any of the rights above including the right to sue for and collect damages for such infringement. Notwithstanding the foregoing, Intellectual Property as defined above does not include accounts, accounts receivable, royalties, licensing fees, contract rights that generate revenue, proceeds, or other revenue obtained or owed from or on account of the licensing or other exploitation of Intellectual Property, none of which are excluded, and all of which are included as collateral in the security interest granted by Debtor to Secured Party.

5

“DEBTOR”	“SECURED PARTY”, AGENT ON BEHALF OF THE LENDERS

ZIPCAR NEW YORK, INC.,	LIGHTHOUSE CAPITAL PARTNERS VI, L.P.
a Delaware corporation	BY:	LIGHTHOUSE MANAGEMENT PARTNERS VI, L.L.C., its general partner

By:
Name:	By:
Title:	Name:
Title:

6

EXHIBIT A

COLLATERAL

This FINANCING STATEMENT and SECURITY AGREEMENT covers all of Debtor’s interests in all of the following types or items of property, wherever located and whether now owned or hereafter acquired, and Debtor hereby grants to Lighthouse Capital Partners VI, L.P. (“Secured Party”) a security interest therein as collateral for the payment and performance of all present and future indebtedness, liabilities, guarantees and obligations of Debtor to Secured Party, under the Loan and Security Agreement, including without limitation all obligations and liabilities of Debtor, or Zipcar, Inc., a Delaware corporation, Zipcar New York, Inc., a Delaware corporation, Zipcar California, Inc., a Delaware Corporation, Zipcar on Campus, Inc. a Delaware corporation, Mobility, Inc. d/b/a Flexcar, a Washington corporation, and Flexcar Atlanta LLC, a Delaware limited liability company arising under or relating to that certain Loan and Security Agreement naming them entered into with Secured Party on proximate date herewith. Debtor agrees that said security interest may be enforced by Secured Party in accordance with the terms of all security and other agreements between Secured Party and Debtor, the California Uniform Commercial Code, or both, and that this document shall be fully effective as a security agreement, even if there is no other security or other agreement between Secured Party or Debtor:

All assets of the Debtor; all personal property of Debtor;

All “accounts”, “general intangibles”, “chattel paper”, “contract rights”, “documents”, “instruments”, “deposit accounts”, “inventory”, “farm products”, “fixtures” and “equipment”, as such terms are defined in Division 9 of the California Uniform Commercial Code in effect on the date hereof;

All general intangibles of every kind, including without limitation, federal, state and local tax refunds and claims of all kinds; all rights as a licensee or any kind; all customer lists, telephone numbers, and purchase orders, and all rights to purchase, lease sell, or otherwise acquire or deal with real or personal property and all rights relating thereto;

All returned and repossessed goods and all rights as a seller of goods; all collateral securing any of the foregoing; all deposit accounts, special and general, whether on deposit with Secured Party or others;

All life and other insurance policies, claims in contract, tort or otherwise, and all judgments now or hereafter arising therefrom;

All right, title and interest of Debtor, and all of Debtor’s rights, remedies, security and liens, in, to and in respect of all accounts and other collateral, including, without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, and all guarantees and other contracts of suretyship with respect to any accounts and other collateral, and all deposits and other security for any accounts and other collateral, and all credit and other insurance;

All notes, drafts, letters of credit, contract rights, and things in action; all drawings, specifications, blueprints and catalogs; and all raw materials, work in process, materials used or consumed in Debtor’s business, goods, finished goods, returned goods and all other goods and inventory of whatsoever kind or nature, any and all wrapping, packaging, advertising and shipping materials, and all documents relating thereto, and all labels and other devices, names and marks affixed or to be affixed thereto for purposes of selling or identifying the same or the seller or manufacturer thereof;

All inventory, raw materials and work in progress wherever located; all present and future claims against any supplier of any of the foregoing, including claims for defective goods or overpayments to or undershipments by suppliers; all proceeds arising from the lease or rental of any of the foregoing; INVENTORY RETURNED BY DEBTOR TO ITS SUPPLIERS SHALL REMAIN SUBJECT TO SECURED PARTY’S SECURITY INTEREST;

All equipment and fixtures, NONE OF WHICH THE DEBTOR IS AUTHORIZED TO SELL, LEASE OR OTHERWISE DISPOSE OF WITHOUT THE WRITTEN CONSENT OF SECURED PARTY EXCEPT IN ACCORDANCE WITH THE TERMS OF THE LOAN AND SECURITY AGREEMENT BETWEEN DEBTOR AND SECURED PARTY DATED AS OF MARCH __, 2010 (the “Loan Agreement”), including without limitation all machinery, machine tools, motors, controls, parts, vehicles, workstations, tools, dies, jigs,

7

furniture, furnishings and fixtures; and all attachments, accessories, accessions and property now or hereafter affixed to or used in connection with any of the foregoing, and all substitutions and replacements for any of the foregoing; all warranty and other claims against any vendor or lessor of any of the foregoing;

All investment property;

All books, records, ledger cards, computer data and programs and other property and general intangibles at any time evidencing or relating to any or all of the foregoing; and

All cash and non-cash products and proceeds of any of the foregoing, in whatever form, including proceeds in the form of inventory, equipment or any other form of personal property, including proceeds of proceeds and proceeds of insurance, and all claims by Debtor against third parties for loss or damage to, or destruction of, or otherwise relating to, any or all of the foregoing.

NOTICE - PURSUANT TO AN AGREEMENT BETWEEN DEBTOR AND SECURED PARTY, DEBTOR HAS AGREED NOT TO FURTHER ENCUMBER THE COLLATERAL DESCRIBED HEREIN, THE FURTHER ENCUMBERING OF WHICH MAY CONSTITUTE THE TORTIOUS INTERFERENCE WITH SECURED PARTY’S RIGHTS BY SUCH ENCUMBRANCER. IN THE EVENT THAT ANY ENTITY IS GRANTED A SECURITY INTEREST IN DEBTOR’S ACCOUNTS, CHATTEL PAPER, GENERAL INTANGIBLES OR OTHER ASSETS CONTRARY TO THE ABOVE, THE SECURED PARTY ASSERTS A CLAIM TO ANY PROCEEDS THEREOF RECEIVED BY SUCH ENTITY.

Notwithstanding any of the foregoing, this Financing Statement and Security Agreement does not cover any of Debtor’s interests in, and the Collateral shall not under any circumstance include, and no security interest is granted in, (I) any capital stock of any Subsidiary of Debtor which Subsidiary is organized in any jurisdiction outside of the United States in excess of 65% of the voting securities of such Subsidiary, or any capital stock of any Subsidiary of Debtor which is directly or indirectly owned by any Subsidiary which is organized in any jurisdiction outside of the United States, (II) any Vehicles owned or leased by any Debtor; (III) Debtor’s Intellectual Property, including, without limitation, any and all property of the Debtor that is subject to, listed in or otherwise described in the Negative Pledge Agreement dated March 12, 2010 between the Secured Party and the Debtor; and (IV) Debtor’s Zero Emission Vehicle Credits, now existing or hereafter arising from time to time (provided the proceeds of such Zero Emission Vehicle Credits shall be deemed “Collateral” under the Loan Agreement). “Intellectual Property” means, collectively, all rights, priorities and privileges of the Debtor relating to intellectual property, in any medium, of any kind or nature whatsoever, now or hereafter owned or acquired or received by Debtor, or in which Debtor now holds or hereafter acquires or receives any right or interest, whether arising under United States, multinational or foreign laws or otherwise, and shall include, in any event, all copyright rights, copyright applications, copyright registration and like protection in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret (collectively, the “Copyrights”), patents, patent applications and like protections, including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same (collectively, the “Patents”), trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks (collectively, the “Trademarks”), all amendments, extensions, renewals of any Copyright, Trademark or Patent, all licenses or other rights to use any Copyrights, Trademarks or Patents, trade secrets, internet domain names (including any right related to the registration thereof), proprietary or confidential information, all intellectual property rights in computer software and computer software products, mask works, sources object or other programming codes, inventions (whether or not patented or patentable), technical information, procedures, designs, design rights, knowledge, know-how, software, data base, data, skill, expertise, recipe, experience, process, models, drawings, materials, records, any and all claims for damages by way of past, present and future infringement of any of the rights above including the right to sue for and collect damages for such infringement. Notwithstanding the foregoing, Intellectual Property as defined above does not include accounts, accounts receivable, royalties, licensing fees, contract rights that generate revenue, proceeds, or other revenue obtained or owed from or on account of the licensing or other exploitation of Intellectual Property, none of which are excluded, and all of which are included as collateral in the security interest granted by Debtor to Secured Party.

8

“DEBTOR”	“SECURED PARTY”, AGENT ON BEHALF OF THE LENDERS

ZIPCAR WASHINGTON, INC.,	LIGHTHOUSE CAPITAL PARTNERS VI, L.P.
a Delaware corporation	BY:	LIGHTHOUSE MANAGEMENT PARTNERS VI, L.L.C., its general partner

By:
Name:	By:
Title:	Name:
Title:

9

EXHIBIT A

COLLATERAL

This FINANCING STATEMENT and SECURITY AGREEMENT covers all of Debtor’s interests in all of the following types or items of property, wherever located and whether now owned or hereafter acquired, and Debtor hereby grants to Lighthouse Capital Partners VI, L.P. (“Secured Party”) a security interest therein as collateral for the payment and performance of all present and future indebtedness, liabilities, guarantees and obligations of Debtor to Secured Party, under the Loan and Security Agreement, including without limitation all obligations and liabilities of Debtor, or Zipcar, Inc., a Delaware corporation, Zipcar New York, Inc., a Delaware corporation, Zipcar Washington, Inc., a Delaware Corporation, Zipcar on Campus, Inc. a Delaware corporation, Mobility, Inc. d/b/a Flexcar, a Washington corporation, and Flexcar Atlanta LLC, a Delaware limited liability company arising under or relating to that certain Loan and Security Agreement naming them entered into with Secured Party on proximate date herewith. Debtor agrees that said security interest may be enforced by Secured Party in accordance with the terms of all security and other agreements between Secured Party and Debtor, the California Uniform Commercial Code, or both, and that this document shall be fully effective as a security agreement, even if there is no other security or other agreement between Secured Party or Debtor:

All assets of the Debtor; all personal property of Debtor;

All “accounts”, “general intangibles”, “chattel paper”, “contract rights”, “documents”, “instruments”, “deposit accounts”, “inventory”, “farm products”, “fixtures” and “equipment”, as such terms are defined in Division 9 of the California Uniform Commercial Code in effect on the date hereof;

All general intangibles of every kind, including without limitation, federal, state and local tax refunds and claims of all kinds; all rights as a licensee or any kind; all customer lists, telephone numbers, and purchase orders, and all rights to purchase, lease sell, or otherwise acquire or deal with real or personal property and all rights relating thereto;

All returned and repossessed goods and all rights as a seller of goods; all collateral securing any of the foregoing; all deposit accounts, special and general, whether on deposit with Secured Party or others;

All life and other insurance policies, claims in contract, tort or otherwise, and all judgments now or hereafter arising therefrom;

All right, title and interest of Debtor, and all of Debtor’s rights, remedies, security and liens, in, to and in respect of all accounts and other collateral, including, without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, and all guarantees and other contracts of suretyship with respect to any accounts and other collateral, and all deposits and other security for any accounts and other collateral, and all credit and other insurance;

All notes, drafts, letters of credit, contract rights, and things in action; all drawings, specifications, blueprints and catalogs; and all raw materials, work in process, materials used or consumed in Debtor’s business, goods, finished goods, returned goods and all other goods and inventory of whatsoever kind or nature, any and all wrapping, packaging, advertising and shipping materials, and all documents relating thereto, and all labels and other devices, names and marks affixed or to be affixed thereto for purposes of selling or identifying the same or the seller or manufacturer thereof;

All inventory, raw materials and work in progress wherever located; all present and future claims against any supplier of any of the foregoing, including claims for defective goods or overpayments to or undershipments by suppliers; all proceeds arising from the lease or rental of any of the foregoing; INVENTORY RETURNED BY DEBTOR TO ITS SUPPLIERS SHALL REMAIN SUBJECT TO SECURED PARTY’S SECURITY INTEREST;

All equipment and fixtures, NONE OF WHICH THE DEBTOR IS AUTHORIZED TO SELL, LEASE OR OTHERWISE DISPOSE OF WITHOUT THE WRITTEN CONSENT OF SECURED PARTY EXCEPT IN ACCORDANCE WITH THE TERMS OF THE LOAN AND SECURITY AGREEMENT BETWEEN DEBTOR AND SECURED PARTY DATED AS OF MARCH __, 2010 (the “Loan Agreement”), including without limitation all machinery, machine tools, motors, controls, parts, vehicles, workstations, tools, dies, jigs, furniture, furnishings and fixtures; and all attachments, accessories, accessions and property now or hereafter affixed to or used in connection with any of the foregoing, and all substitutions and replacements for any of the foregoing; all warranty and other claims against any vendor or lessor of any of the foregoing;

10

All investment property;

All books, records, ledger cards, computer data and programs and other property and general intangibles at any time evidencing or relating to any or all of the foregoing; and

All cash and non-cash products and proceeds of any of the foregoing, in whatever form, including proceeds in the form of inventory, equipment or any other form of personal property, including proceeds of proceeds and proceeds of insurance, and all claims by Debtor against third parties for loss or damage to, or destruction of, or otherwise relating to, any or all of the foregoing.

NOTICE - PURSUANT TO AN AGREEMENT BETWEEN DEBTOR AND SECURED PARTY, DEBTOR HAS AGREED NOT TO FURTHER ENCUMBER THE COLLATERAL DESCRIBED HEREIN, THE FURTHER ENCUMBERING OF WHICH MAY CONSTITUTE THE TORTIOUS INTERFERENCE WITH SECURED PARTY’S RIGHTS BY SUCH ENCUMBRANCER. IN THE EVENT THAT ANY ENTITY IS GRANTED A SECURITY INTEREST IN DEBTOR’S ACCOUNTS, CHATTEL PAPER, GENERAL INTANGIBLES OR OTHER ASSETS CONTRARY TO THE ABOVE, THE SECURED PARTY ASSERTS A CLAIM TO ANY PROCEEDS THEREOF RECEIVED BY SUCH ENTITY.

Notwithstanding any of the foregoing, this Financing Statement and Security Agreement does not cover any of Debtor’s interests in, and the Collateral shall not under any circumstance include, and no security interest is granted in, (I) any capital stock of any Subsidiary of Debtor which Subsidiary is organized in any jurisdiction outside of the United States in excess of 65% of the voting securities of such Subsidiary, or any capital stock of any Subsidiary of Debtor which is directly or indirectly owned by any Subsidiary which is organized in any jurisdiction outside of the United States, (II) any Vehicles owned or leased by any Debtor; (III) Debtor’s Intellectual Property, including, without limitation, any and all property of the Debtor that is subject to, listed in or otherwise described in the Negative Pledge Agreement dated March 12, 2010 between the Secured Party and the Debtor; and (IV) Debtor’s Zero Emission Vehicle Credits, now existing or hereafter arising from time to time (provided the proceeds of such Zero Emission Vehicle Credits shall be deemed “Collateral” under the Loan Agreement). “Intellectual Property” means, collectively, all rights, priorities and privileges of the Debtor relating to intellectual property, in any medium, of any kind or nature whatsoever, now or hereafter owned or acquired or received by Debtor, or in which Debtor now holds or hereafter acquires or receives any right or interest, whether arising under United States, multinational or foreign laws or otherwise, and shall include, in any event, all copyright rights, copyright applications, copyright registration and like protection in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret (collectively, the “Copyrights”), patents, patent applications and like protections, including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same (collectively, the “Patents”), trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks (collectively, the “Trademarks”), all amendments, extensions, renewals of any Copyright, Trademark or Patent, all licenses or other rights to use any Copyrights, Trademarks or Patents, trade secrets, internet domain names (including any right related to the registration thereof), proprietary or confidential information, all intellectual property rights in computer software and computer software products, mask works, sources object or other programming codes, inventions (whether or not patented or patentable), technical information, procedures, designs, design rights, knowledge, know-how, software, data base, data, skill, expertise, recipe, experience, process, models, drawings, materials, records, any and all claims for damages by way of past, present and future infringement of any of the rights above including the right to sue for and collect damages for such infringement. Notwithstanding the foregoing, Intellectual Property as defined above does not include accounts, accounts receivable, royalties, licensing fees, contract rights that generate revenue, proceeds, or other revenue obtained or owed from or on account of the licensing or other exploitation of Intellectual Property, none of which are excluded, and all of which are included as collateral in the security interest granted by Debtor to Secured Party.

11

“DEBTOR”	“SECURED PARTY”, AGENT ON BEHALF OF THE LENDERS

ZIPCAR CALIFORNIA, INC.,	LIGHTHOUSE CAPITAL PARTNERS VI, L.P.
a Delaware corporation	BY:	LIGHTHOUSE MANAGEMENT PARTNERS VI, L.L.C., its general partner

By:
Name:	By:
Title:	Name:
Title:

12

EXHIBIT A

COLLATERAL

This FINANCING STATEMENT and SECURITY AGREEMENT covers all of Debtor’s interests in all of the following types or items of property, wherever located and whether now owned or hereafter acquired, and Debtor hereby grants to Lighthouse Capital Partners VI, L.P. (“Secured Party”) a security interest therein as collateral for the payment and performance of all present and future indebtedness, liabilities, guarantees and obligations of Debtor to Secured Party, under the Loan and Security Agreement, including without limitation all obligations and liabilities of Debtor, or Zipcar, Inc., a Delaware corporation, Zipcar New York, Inc., a Delaware corporation, Zipcar Washington, Inc., a Delaware Corporation, Zipcar California, Inc. a Delaware corporation, Mobility, Inc. d/b/a Flexcar, a Washington corporation, and Flexcar Atlanta LLC, a Delaware limited liability company arising under or relating to that certain Loan and Security Agreement naming them entered into with Secured Party on proximate date herewith. Debtor agrees that said security interest may be enforced by Secured Party in accordance with the terms of all security and other agreements between Secured Party and Debtor, the California Uniform Commercial Code, or both, and that this document shall be fully effective as a security agreement, even if there is no other security or other agreement between Secured Party or Debtor:

All assets of the Debtor; all personal property of Debtor;

All “accounts”, “general intangibles”, “chattel paper”, “contract rights”, “documents”, “instruments”, “deposit accounts”, “inventory”, “farm products”, “fixtures” and “equipment”, as such terms are defined in Division 9 of the California Uniform Commercial Code in effect on the date hereof;

All general intangibles of every kind, including without limitation, federal, state and local tax refunds and claims of all kinds; all rights as a licensee or any kind; all customer lists, telephone numbers, and purchase orders, and all rights to purchase, lease sell, or otherwise acquire or deal with real or personal property and all rights relating thereto;

All returned and repossessed goods and all rights as a seller of goods; all collateral securing any of the foregoing; all deposit accounts, special and general, whether on deposit with Secured Party or others;

All life and other insurance policies, claims in contract, tort or otherwise, and all judgments now or hereafter arising therefrom;

All right, title and interest of Debtor, and all of Debtor’s rights, remedies, security and liens, in, to and in respect of all accounts and other collateral, including, without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, and all guarantees and other contracts of suretyship with respect to any accounts and other collateral, and all deposits and other security for any accounts and other collateral, and all credit and other insurance;

All notes, drafts, letters of credit, contract rights, and things in action; all drawings, specifications, blueprints and catalogs; and all raw materials, work in process, materials used or consumed in Debtor’s business, goods, finished goods, returned goods and all other goods and inventory of whatsoever kind or nature, any and all wrapping, packaging, advertising and shipping materials, and all documents relating thereto, and all labels and other devices, names and marks affixed or to be affixed thereto for purposes of selling or identifying the same or the seller or manufacturer thereof;

All inventory, raw materials and work in progress wherever located; all present and future claims against any supplier of any of the foregoing, including claims for defective goods or overpayments to or undershipments by suppliers; all proceeds arising from the lease or rental of any of the foregoing; INVENTORY RETURNED BY DEBTOR TO ITS SUPPLIERS SHALL REMAIN SUBJECT TO SECURED PARTY’S SECURITY INTEREST;

All equipment and fixtures, NONE OF WHICH THE DEBTOR IS AUTHORIZED TO SELL, LEASE OR OTHERWISE DISPOSE OF WITHOUT THE WRITTEN CONSENT OF SECURED PARTY EXCEPT IN ACCORDANCE WITH THE TERMS OF THE LOAN AND SECURITY AGREEMENT BETWEEN DEBTOR AND SECURED PARTY DATED AS OF MARCH __, 2010 (the “Loan Agreement”), including without limitation all machinery, machine tools, motors, controls, parts, vehicles, workstations, tools, dies, jigs, furniture, furnishings and fixtures; and all attachments, accessories, accessions and property now or hereafter affixed to or used in connection with any of the foregoing, and all substitutions and replacements for any of the foregoing; all warranty and other claims against any vendor or lessor of any of the foregoing;

13

All investment property;

All books, records, ledger cards, computer data and programs and other property and general intangibles at any time evidencing or relating to any or all of the foregoing; and

All cash and non-cash products and proceeds of any of the foregoing, in whatever form, including proceeds in the form of inventory, equipment or any other form of personal property, including proceeds of proceeds and proceeds of insurance, and all claims by Debtor against third parties for loss or damage to, or destruction of, or otherwise relating to, any or all of the foregoing.

NOTICE - PURSUANT TO AN AGREEMENT BETWEEN DEBTOR AND SECURED PARTY, DEBTOR HAS AGREED NOT TO FURTHER ENCUMBER THE COLLATERAL DESCRIBED HEREIN, THE FURTHER ENCUMBERING OF WHICH MAY CONSTITUTE THE TORTIOUS INTERFERENCE WITH SECURED PARTY’S RIGHTS BY SUCH ENCUMBRANCER. IN THE EVENT THAT ANY ENTITY IS GRANTED A SECURITY INTEREST IN DEBTOR’S ACCOUNTS, CHATTEL PAPER, GENERAL INTANGIBLES OR OTHER ASSETS CONTRARY TO THE ABOVE, THE SECURED PARTY ASSERTS A CLAIM TO ANY PROCEEDS THEREOF RECEIVED BY SUCH ENTITY.

Notwithstanding any of the foregoing, this Financing Statement and Security Agreement does not cover any of Debtor’s interests in, and the Collateral shall not under any circumstance include, and no security interest is granted in, (I) any capital stock of any Subsidiary of Debtor which Subsidiary is organized in any jurisdiction outside of the United States in excess of 65% of the voting securities of such Subsidiary, or any capital stock of any Subsidiary of Debtor which is directly or indirectly owned by any Subsidiary which is organized in any jurisdiction outside of the United States, (II) any Vehicles owned or leased by any Debtor; (III) Debtor’s Intellectual Property, including, without limitation, any and all property of the Debtor that is subject to, listed in or otherwise described in the Negative Pledge Agreement dated March 12, 2010 between the Secured Party and the Debtor; and (IV) Debtor’s Zero Emission Vehicle Credits, now existing or hereafter arising from time to time (provided the proceeds of such Zero Emission Vehicle Credits shall be deemed “Collateral” under the Loan Agreement). “Intellectual Property” means, collectively, all rights, priorities and privileges of the Debtor relating to intellectual property, in any medium, of any kind or nature whatsoever, now or hereafter owned or acquired or received by Debtor, or in which Debtor now holds or hereafter acquires or receives any right or interest, whether arising under United States, multinational or foreign laws or otherwise, and shall include, in any event, all copyright rights, copyright applications, copyright registration and like protection in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret (collectively, the “Copyrights”), patents, patent applications and like protections, including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same (collectively, the “Patents”), trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks (collectively, the “Trademarks”), all amendments, extensions, renewals of any Copyright, Trademark or Patent, all licenses or other rights to use any Copyrights, Trademarks or Patents, trade secrets, internet domain names (including any right related to the registration thereof), proprietary or confidential information, all intellectual property rights in computer software and computer software products, mask works, sources object or other programming codes, inventions (whether or not patented or patentable), technical information, procedures, designs, design rights, knowledge, know-how, software, data base, data, skill, expertise, recipe, experience, process, models, drawings, materials, records, any and all claims for damages by way of past, present and future infringement of any of the rights above including the right to sue for and collect damages for such infringement. Notwithstanding the foregoing, Intellectual Property as defined above does not include accounts, accounts receivable, royalties, licensing fees, contract rights that generate revenue, proceeds, or other revenue obtained or owed from or on account of the licensing or other exploitation of Intellectual Property, none of which are excluded, and all of which are included as collateral in the security interest granted by Debtor to Secured Party.

14

“DEBTOR”	“SECURED PARTY”, AGENT ON BEHALF OF THE LENDERS

ZIPCAR ON CAMPUS, INC.,	LIGHTHOUSE CAPITAL PARTNERS VI, L.P.
a Delaware corporation	BY:	LIGHTHOUSE MANAGEMENT PARTNERS VI, L.L.C., its general partner

By:
Name:	By:
Title:	Name:
Title:

15

EXHIBIT A

COLLATERAL

This FINANCING STATEMENT and SECURITY AGREEMENT covers all of Debtor’s interests in all of the following types or items of property, wherever located and whether now owned or hereafter acquired, and Debtor hereby grants to Lighthouse Capital Partners VI, L.P. (“Secured Party”) a security interest therein as collateral for the payment and performance of all present and future indebtedness, liabilities, guarantees and obligations of Debtor to Secured Party, under the Loan and Security Agreement, including without limitation all obligations and liabilities of Debtor, or Zipcar, Inc., a Delaware corporation, Zipcar New York, Inc., a Delaware corporation, Zipcar Washington, Inc., a Delaware Corporation, Zipcar California, Inc. a Delaware corporation, Zipcar on Campus, a Delaware corporation, and Flexcar Atlanta LLC, a Delaware limited liability company arising under or relating to that certain Loan and Security Agreement naming them entered into with Secured Party on proximate date herewith. Debtor agrees that said security interest may be enforced by Secured Party in accordance with the terms of all security and other agreements between Secured Party and Debtor, the California Uniform Commercial Code, or both, and that this document shall be fully effective as a security agreement, even if there is no other security or other agreement between Secured Party or Debtor:

All assets of the Debtor; all personal property of Debtor;

All “accounts”, “general intangibles”, “chattel paper”, “contract rights”, “documents”, “instruments”, “deposit accounts”, “inventory”, “farm products”, “fixtures” and “equipment”, as such terms are defined in Division 9 of the California Uniform Commercial Code in effect on the date hereof;

All general intangibles of every kind, including without limitation, federal, state and local tax refunds and claims of all kinds; all rights as a licensee or any kind; all customer lists, telephone numbers, and purchase orders, and all rights to purchase, lease sell, or otherwise acquire or deal with real or personal property and all rights relating thereto;

All returned and repossessed goods and all rights as a seller of goods; all collateral securing any of the foregoing; all deposit accounts, special and general, whether on deposit with Secured Party or others;

All life and other insurance policies, claims in contract, tort or otherwise, and all judgments now or hereafter arising therefrom;

All right, title and interest of Debtor, and all of Debtor’s rights, remedies, security and liens, in, to and in respect of all accounts and other collateral, including, without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, and all guarantees and other contracts of suretyship with respect to any accounts and other collateral, and all deposits and other security for any accounts and other collateral, and all credit and other insurance;

All notes, drafts, letters of credit, contract rights, and things in action; all drawings, specifications, blueprints and catalogs; and all raw materials, work in process, materials used or consumed in Debtor’s business, goods, finished goods, returned goods and all other goods and inventory of whatsoever kind or nature, any and all wrapping, packaging, advertising and shipping materials, and all documents relating thereto, and all labels and other devices, names and marks affixed or to be affixed thereto for purposes of selling or identifying the same or the seller or manufacturer thereof;

All inventory, raw materials and work in progress wherever located; all present and future claims against any supplier of any of the foregoing, including claims for defective goods or overpayments to or undershipments by suppliers; all proceeds arising from the lease or rental of any of the foregoing; INVENTORY RETURNED BY DEBTOR TO ITS SUPPLIERS SHALL REMAIN SUBJECT TO SECURED PARTY’S SECURITY INTEREST;

All equipment and fixtures, NONE OF WHICH THE DEBTOR IS AUTHORIZED TO SELL, LEASE OR OTHERWISE DISPOSE OF WITHOUT THE WRITTEN CONSENT OF SECURED PARTY EXCEPT IN ACCORDANCE WITH THE TERMS OF THE LOAN AND SECURITY AGREEMENT BETWEEN DEBTOR AND SECURED PARTY DATED AS OF MARCH __, 2010 (the “Loan Agreement”), including without limitation all machinery, machine tools, motors, controls, parts, vehicles, workstations, tools, dies, jigs, furniture, furnishings and fixtures; and all attachments, accessories, accessions and property now or hereafter affixed to or used in connection with any of the foregoing, and all substitutions and replacements for any of the foregoing; all warranty and other claims against any vendor or lessor of any of the foregoing;

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All investment property;

All books, records, ledger cards, computer data and programs and other property and general intangibles at any time evidencing or relating to any or all of the foregoing; and

All cash and non-cash products and proceeds of any of the foregoing, in whatever form, including proceeds in the form of inventory, equipment or any other form of personal property, including proceeds of proceeds and proceeds of insurance, and all claims by Debtor against third parties for loss or damage to, or destruction of, or otherwise relating to, any or all of the foregoing.

NOTICE - PURSUANT TO AN AGREEMENT BETWEEN DEBTOR AND SECURED PARTY, DEBTOR HAS AGREED NOT TO FURTHER ENCUMBER THE COLLATERAL DESCRIBED HEREIN, THE FURTHER ENCUMBERING OF WHICH MAY CONSTITUTE THE TORTIOUS INTERFERENCE WITH SECURED PARTY’S RIGHTS BY SUCH ENCUMBRANCER. IN THE EVENT THAT ANY ENTITY IS GRANTED A SECURITY INTEREST IN DEBTOR’S ACCOUNTS, CHATTEL PAPER, GENERAL INTANGIBLES OR OTHER ASSETS CONTRARY TO THE ABOVE, THE SECURED PARTY ASSERTS A CLAIM TO ANY PROCEEDS THEREOF RECEIVED BY SUCH ENTITY.

Notwithstanding any of the foregoing, this Financing Statement and Security Agreement does not cover any of Debtor’s interests in, and the Collateral shall not under any circumstance include, and no security interest is granted in, (I) any capital stock of any Subsidiary of Debtor which Subsidiary is organized in any jurisdiction outside of the United States in excess of 65% of the voting securities of such Subsidiary, or any capital stock of any Subsidiary of Debtor which is directly or indirectly owned by any Subsidiary which is organized in any jurisdiction outside of the United States, (II) any Vehicles owned or leased by any Debtor; and (III) Debtor’s Intellectual Property, including, without limitation, any and all property of the Debtor that is subject to, listed in or otherwise described in the Negative Pledge Agreement dated March 12, 2010 between the Secured Party and the Debtor; (IV) restricted cash or similar cash equivalents, to the extent that any applicable pledge, security or similar agreement restricts Debtor from granting a lien on such cash or cash equivalents; (V) any of the Debtor’s rights under any lease or financing agreement with third parties permitted under the Loan and Security Agreement between Debtor and Secured Party dated March 12, 2010 to the extent such lease or financing agreement restricts the Debtor from granting a lien on Debtor’s rights thereunder; (VI) (a) any vehicles (“Financed Vehicles”) financed pursuant to that certain Lease Financing Agreement dated as of August 3, 2007, as amended as of August 3, 2007, by and among Mobility, Inc and DaimlerChrysler Financial Services Americas LLC (the “Chrysler Agreement”) and (b) until such time as there are no outstanding obligations of the Debtor under the Chrysler Agreement and Chrylser or its assignees has no further commitments to provide financing thereunder, all proceeds of any sale, exchange, lease or other disposition of the Financed Vehicles and all leases related thereto, all receipts and rights against third parties for damage or other claims relating to the Financed Vehicles, all insurance proceeds relating to the Financed Vehicles, all chattel paper (including leases of the Financed Vehicles), electronic chattel paper (including leases of the Financed Vehicles), accounts, instruments, promissory notes, supporting obligations, documents, payment intangibles with respect to the Financed Vehicles, including without limitation, all rental and other payments under all leases of the Financed Vehicles; and (VII) Debtor’s Zero Emission Vehicle Credits, now existing or hereafter arising from time to time (provided the proceeds of such Zero Emission Vehicle Credits shall be deemed “Collateral” under the Loan Agreement). “Intellectual Property” means, collectively, all rights, priorities and privileges of the Debtor relating to intellectual property, in any medium, of any kind or nature whatsoever, now or hereafter owned or acquired or received by Debtor, or in which Debtor now holds or hereafter acquires or receives any right or interest, whether arising under United States, multinational or foreign laws or otherwise, and shall include, in any event, all copyright rights, copyright applications, copyright registration and like protection in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret (collectively, the “Copyrights”), patents, patent applications and like protections, including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same (collectively, the “Patents”), trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks (collectively, the “Trademarks”), all amendments, extensions, renewals of any Copyright, Trademark or Patent, all licenses or other rights to use any Copyrights, Trademarks or Patents, trade secrets, internet domain names (including any right related to the registration thereof), proprietary or confidential information, all intellectual property rights in computer software and computer software products, mask works, sources object or other programming codes, inventions (whether or not patented or patentable), technical information, procedures, designs, design rights, knowledge, know-how, software, data base, data, skill,

17

expertise, recipe, experience, process, models, drawings, materials, records, any and all claims for damages by way of past, present and future infringement of any of the rights above including the right to sue for and collect damages for such infringement. Notwithstanding the foregoing, Intellectual Property as defined above does not include accounts, accounts receivable, royalties, licensing fees, contract rights that generate revenue, proceeds, or other revenue obtained or owed from or on account of the licensing or other exploitation of Intellectual Property, none of which are excluded, and all of which are included as collateral in the security interest granted by Debtor to Secured Party.

“DEBTOR”	“SECURED PARTY”, AGENT ON BEHALF OF THE LENDERS

MOBILITY, INC.,	LIGHTHOUSE CAPITAL PARTNERS VI, L.P.
a Washington corporation	BY:	LIGHTHOUSE MANAGEMENT PARTNERS VI, L.L.C., its general partner

By:
Name:	By:
Title:	Name:
Title:

18

EXHIBIT A

COLLATERAL

This FINANCING STATEMENT and SECURITY AGREEMENT covers all of Debtor’s interests in all of the following types or items of property, wherever located and whether now owned or hereafter acquired, and Debtor hereby grants to Lighthouse Capital Partners VI, L.P. (“Secured Party”) a security interest therein as collateral for the payment and performance of all present and future indebtedness, liabilities, guarantees and obligations of Debtor to Secured Party, under the Loan and Security Agreement, including without limitation all obligations and liabilities of Debtor, or Zipcar, Inc., a Delaware corporation, Zipcar New York, Inc., a Delaware corporation, Zipcar Washington, Inc., a Delaware Corporation, Zipcar California, Inc. a Delaware corporation, Zipcar on Campus, a Delaware corporation, and Mobility, Inc., a Washington corporation arising under or relating to that certain Loan and Security Agreement naming them entered into with Secured Party on proximate date herewith. Debtor agrees that said security interest may be enforced by Secured Party in accordance with the terms of all security and other agreements between Secured Party and Debtor, the California Uniform Commercial Code, or both, and that this document shall be fully effective as a security agreement, even if there is no other security or other agreement between Secured Party or Debtor:

All assets of the Debtor; all personal property of Debtor;

All “accounts”, “general intangibles”, “chattel paper”, “contract rights”, “documents”, “instruments”, “deposit accounts”, “inventory”, “farm products”, “fixtures” and “equipment”, as such terms are defined in Division 9 of the California Uniform Commercial Code in effect on the date hereof;

All general intangibles of every kind, including without limitation, federal, state and local tax refunds and claims of all kinds; all rights as a licensee or any kind; all customer lists, telephone numbers, and purchase orders, and all rights to purchase, lease sell, or otherwise acquire or deal with real or personal property and all rights relating thereto;

All returned and repossessed goods and all rights as a seller of goods; all collateral securing any of the foregoing; all deposit accounts, special and general, whether on deposit with Secured Party or others;

All life and other insurance policies, claims in contract, tort or otherwise, and all judgments now or hereafter arising therefrom;

All right, title and interest of Debtor, and all of Debtor’s rights, remedies, security and liens, in, to and in respect of all accounts and other collateral, including, without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, and all guarantees and other contracts of suretyship with respect to any accounts and other collateral, and all deposits and other security for any accounts and other collateral, and all credit and other insurance;

All notes, drafts, letters of credit, contract rights, and things in action; all drawings, specifications, blueprints and catalogs; and all raw materials, work in process, materials used or consumed in Debtor’s business, goods, finished goods, returned goods and all other goods and inventory of whatsoever kind or nature, any and all wrapping, packaging, advertising and shipping materials, and all documents relating thereto, and all labels and other devices, names and marks affixed or to be affixed thereto for purposes of selling or identifying the same or the seller or manufacturer thereof;

All inventory, raw materials and work in progress wherever located; all present and future claims against any supplier of any of the foregoing, including claims for defective goods or overpayments to or undershipments by suppliers; all proceeds arising from the lease or rental of any of the foregoing; INVENTORY RETURNED BY DEBTOR TO ITS SUPPLIERS SHALL REMAIN SUBJECT TO SECURED PARTY’S SECURITY INTEREST;

All equipment and fixtures, NONE OF WHICH THE DEBTOR IS AUTHORIZED TO SELL, LEASE OR OTHERWISE DISPOSE OF WITHOUT THE WRITTEN CONSENT OF SECURED PARTY EXCEPT IN ACCORDANCE WITH THE TERMS OF THE LOAN AND SECURITY AGREEMENT BETWEEN DEBTOR AND SECURED PARTY DATED AS OF MARCH __, 2010 (the “Loan Agreement”), including without limitation all machinery, machine tools, motors, controls, parts, vehicles, workstations, tools, dies, jigs, furniture, furnishings and fixtures; and all attachments, accessories, accessions and property now or hereafter affixed to or used in connection with any of the foregoing, and all substitutions and replacements for any of the foregoing; all warranty and other claims against any vendor or lessor of any of the foregoing;

19

All investment property;

All books, records, ledger cards, computer data and programs and other property and general intangibles at any time evidencing or relating to any or all of the foregoing; and

All cash and non-cash products and proceeds of any of the foregoing, in whatever form, including proceeds in the form of inventory, equipment or any other form of personal property, including proceeds of proceeds and proceeds of insurance, and all claims by Debtor against third parties for loss or damage to, or destruction of, or otherwise relating to, any or all of the foregoing.

NOTICE - PURSUANT TO AN AGREEMENT BETWEEN DEBTOR AND SECURED PARTY, DEBTOR HAS AGREED NOT TO FURTHER ENCUMBER THE COLLATERAL DESCRIBED HEREIN, THE FURTHER ENCUMBERING OF WHICH MAY CONSTITUTE THE TORTIOUS INTERFERENCE WITH SECURED PARTY’S RIGHTS BY SUCH ENCUMBRANCER. IN THE EVENT THAT ANY ENTITY IS GRANTED A SECURITY INTEREST IN DEBTOR’S ACCOUNTS, CHATTEL PAPER, GENERAL INTANGIBLES OR OTHER ASSETS CONTRARY TO THE ABOVE, THE SECURED PARTY ASSERTS A CLAIM TO ANY PROCEEDS THEREOF RECEIVED BY SUCH ENTITY.

Notwithstanding any of the foregoing, this Financing Statement and Security Agreement does not cover any of Debtor’s interests in, and the Collateral shall not under any circumstance include, and no security interest is granted in, (I) any capital stock of any Subsidiary of Debtor which Subsidiary is organized in any jurisdiction outside of the United States in excess of 65% of the voting securities of such Subsidiary, or any capital stock of any Subsidiary of Debtor which is directly or indirectly owned by any Subsidiary which is organized in any jurisdiction outside of the United States, (II) any Vehicles owned or leased by any Debtor; (III) Debtor’s Intellectual Property, including, without limitation, any and all property of the Debtor that is subject to, listed in or otherwise described in the Negative Pledge Agreement dated March 12, 2010 between the Secured Party and the Debtor; and (IV) Debtor’s Zero Emission Vehicle Credits, now existing or hereafter arising from time to time (provided the proceeds of such Zero Emission Vehicle Credits shall be deemed “Collateral” under the Loan Agreement). “Intellectual Property” means, collectively, all rights, priorities and privileges of the Debtor relating to intellectual property, in any medium, of any kind or nature whatsoever, now or hereafter owned or acquired or received by Debtor, or in which Debtor now holds or hereafter acquires or receives any right or interest, whether arising under United States, multinational or foreign laws or otherwise, and shall include, in any event, all copyright rights, copyright applications, copyright registration and like protection in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret (collectively, the “Copyrights”), patents, patent applications and like protections, including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same (collectively, the “Patents”), trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks (collectively, the “Trademarks”), all amendments, extensions, renewals of any Copyright, Trademark or Patent, all licenses or other rights to use any Copyrights, Trademarks or Patents, trade secrets, internet domain names (including any right related to the registration thereof), proprietary or confidential information, all intellectual property rights in computer software and computer software products, mask works, sources object or other programming codes, inventions (whether or not patented or patentable), technical information, procedures, designs, design rights, knowledge, know-how, software, data base, data, skill, expertise, recipe, experience, process, models, drawings, materials, records, any and all claims for damages by way of past, present and future infringement of any of the rights above including the right to sue for and collect damages for such infringement. Notwithstanding the foregoing, Intellectual Property as defined above does not include accounts, accounts receivable, royalties, licensing fees, contract rights that generate revenue, proceeds, or other revenue obtained or owed from or on account of the licensing or other exploitation of Intellectual Property, none of which are excluded, and all of which are included as collateral in the security interest granted by Debtor to Secured Party.

20

“DEBTOR”	“SECURED PARTY”, AGENT ON BEHALF OF THE LENDERS

FLEXCAR ATLANTA LLC,	LIGHTHOUSE CAPITAL PARTNERS VI, L.P.
a Delaware limited liability company	BY:	LIGHTHOUSE MANAGEMENT PARTNERS VI, L.L.C., its general partner

By:
Name:	By:
Title:	Name:
Title:

21

EXHIBIT B

[                    ]

SECURED PROMISSORY NOTE

This SECURED PROMISSORY NOTE (this “Note”) is made ____________, 2010, by ZIPCAR, INC. (“Borrower”) in favor of LIGHTHOUSE CAPITAL PARTNERS VI, L.P. (“Agent” for the account of the Lenders). Initially capitalized terms used and not otherwise defined herein are defined in that certain Loan and Security Agreement No. 1222 between Borrower, Agent and Lenders dated March 12, 2010 (the “Loan Agreement”).

FOR VALUE RECEIVED, Borrower promises to pay in lawful money of the United States, to the order of Agent, at 3555 Alameda de las Pulgas, Suite 200, Menlo Park, CA 94025, or such other place as Agent may from time to time designate (“Agents’s Office”), the principal sum of $___________ (the “Advance”), including interest on the unpaid balance and all other amounts due or to become due hereunder according to the terms hereof and of the Loan Agreement.

“Basic Rate” a per annum rate of interest equal to (i) 11.75% during the Interest Only Period and (ii) 7.2% on and after the Loan Commencement Date.

“Final Payment” means 9.55% of the Advance; provided, however, if the Advance is prepaid during 2010, the Final Payment shall be 1% of the Advance; and if the Advance is prepaid during 2011, the Final Payment shall be 6% of the Advance.

“Interest Only Period” means the period commencing on the date hereof and continuing until the Loan Commencement Date.

“Liquidation Event” means any of: (i) a merger of Borrower with another entity whereby the shareholders of Borrower owning at least 50% of the outstanding voting securities of Borrower immediately prior to such merger own less than 50% of the outstanding voting securities of Borrower immediately after such merger; (ii) the sale (in one or a series of related transactions) of all or substantially all of Borrower’s assets; or (iii) any transaction (or series of related transactions) other than through the sale of preferred stock to existing or future equity investors and other than through public offerings of the Borrower’s securities, whereby the shareholders of Borrower immediately prior to such transaction(s) own less than 50% of the outstanding voting securities of Borrower immediately after such transaction(s).

“Loan Commencement Date” means July 1, 2011.

“Maturity Date” means the last day of the Repayment Period, or if earlier, the date of prepayment under the Note.

“Payment Date” means the first day of each calendar month.

“Repayment Period” means the period beginning on the Loan Commencement Date and continuing for 27 calendar months.

1. Repayment. Borrower shall pay principal and interest due hereunder from the Funding Date, until this Note is paid in full, on each Payment Date pursuant to the terms of the Loan Agreement and this Note. Prior to the Loan Commencement Date, Borrower shall pay to Agent, monthly in advance on each Payment Date, interest on the principal amount of the Advance calculated using the Basic Rate. Beginning on the Loan Commencement Date and on each Payment Date thereafter during the Repayment Period, Borrower shall make equal installments of principal and interest in advance, calculated at the Basic Rate. On the Maturity Date, Borrower shall pay, in addition to all unpaid principal and interest outstanding hereunder, the Final Payment.

2. Interest. Interest not paid when due will, to the maximum extent permitted under applicable law, become part of principal, at Agent’s option, and thereafter bear like interest as principal. All interest computation shall be based on a 360-day year and actual days elapsed. All Obligations not paid when due shall bear interest at the Default Rate unless waived in writing by Agent. All amounts paid hereunder will be applied to the Obligations in Lender’s discretion and as provided in the Loan Agreement.

1

3. Prepayment.

a. Mandatory Prepayment Upon a Liquidation Event. If a Liquidation Event shall occur, then Borrower shall within 60 days of the closing of such Liquidation Event pay to Agent for the benefit of the Lenders (i) the outstanding principal amount of the Note and any unpaid accrued interest, (ii) the Final Payment, and (iii) all other sums, if any, that shall have become due and payable hereunder with respect to this Note.

b. Voluntary Prepayment. Borrower may prepay all or any portion of the Note at its option if and only if Borrower pays to Agent (i) the outstanding principal amount of this Note and any unpaid accrued interest, (ii) the Final Payment, or prorated portion thereof in the event of a partial prepayment, and (iii) all other sums, if any, that shall have become due and payable hereunder with respect to this Note.

4. Collateral. This Note is secured by the Collateral.

5. Waivers. Borrower, and all guarantors and endorsers of this Note, regardless of the time, order or place of signing, hereby waive notice, demand, presentment, protest, and notices of every kind, presentment for the purpose of accelerating maturity, diligence in collection, and, to the fullest extent permitted by law, all rights to plead any statute of limitations as a defense to any action on this Note.

6. Choice of Law; Venue. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF BORROWER AND AGENT HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION AND VENUE OF THE STATE AND FEDERAL COURTS LOCATED IN THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA. BORROWER AND AGENT EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE. EACH PARTY FURTHER WAIVES ANY RIGHT TO CONSOLIDATE ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.

7. Miscellaneous. THIS NOTE MAY BE MODIFIED ONLY BY A WRITING SIGNED BY BORROWER AND LENDER. Each provision hereof is severable from every other provision hereof and of the Loan Agreement when determining its legal enforceability. Sections and subsections are titled for convenience, and not for construction. “Hereof,” “herein,” “hereunder,” and similar words refer to this Note in its entirety. “Or” is not necessarily exclusive. “Including” is not limiting. The terms and conditions hereof inure to the benefit of and are binding upon the parties’ respective permitted successors and assigns. This Note is subject to all the terms and conditions of the Loan Agreement.

IN WITNESS WHEREOF, Borrower has caused this Note to be executed by a duly authorized officer as of the day and year first above written.

ZIPCAR, INC.

By:
Name:
Title:

2

EXHIBIT C

WARRANTS

Filed as an Exhibit to Zipcar, Inc.’s Registration Statement on Form S-1

1

EXHIBIT D

NOTICE OF BORROWING

__________, ____

Lighthouse Capital Partners VI, L.P.

3555 Alameda de las Pulgas, Suite 200

Menlo Park, CA 94025

Ladies and Gentlemen:

Reference is made to the Loan and Security Agreement No. 1222 dated as of March 12, 2010 (as it has been and may be amended from time to time, the “Loan Agreement,” initially capitalized terms used herein as defined therein), between LIGHTHOUSE CAPITAL PARTNERS VI, L.P. as Agent, and the Lenders and ZIPCAR, INC. (the “Parent”), ZIPCAR NEW YORK, INC., ZIPCAR WASHINGTON, INC., ZIPCAR CALIFORNIA, INC., ZIPCAR ON CAMPUS, INC., MOBILITY, INC. and FLEXCAR ATLANTA LLC (collectively, the “Company”)

The undersigned is the [President and CEO][Chief Financial Officer] of the Parent, and hereby irrevocably requests an Advance under the Loan Agreement, and in that connection certifies as follows:

1. The amount of the proposed Advance is $            . The business day of the proposed Advance is __________.

2. The Loan Commencement Date for this Advance shall be July 1, 2011.

3. As of this date, no Event of Default, or event which with notice or the passage of time would constitute an Event of Default, has occurred and is continuing, or will result from the making of the proposed Advance, and the representations and warranties of the Company contained in Section 5 of the Loan Agreement are true and correct in all material respects, and except for any representations and warranties that speak as of a specific date and except for any amended Disclosure Schedule delivered to Agent or any Lender or any other written disclosure sent to Agent or any Lender pursuant to the terms of the Loan Agreement.

4. No event that would reasonably be expected to have a material adverse effect on the ability of Company to fulfill its obligations under the Loan Agreement has occurred since the date of the most recent financial statements, submitted to you by the Company.

The Company agrees to notify you promptly before the funding of the Advance if any of the matters to which I have certified above shall not be true and correct on the Funding Date.

Very truly yours,

ZIPCAR, INC.

By:
Name:
Title:

1

EXHIBIT E

INCUMBENCY CERTIFICATE

The undersigned, Scott Griffith, hereby certifies that:

1. He/She is the duly elected and acting Chairman and Chief Executive Officer of ZIPCAR, INC., a Delaware corporation (the “Company”).

2. That on the date hereof, each person listed below holds the office in the Company indicated opposite his or her name and that the signature appearing thereon is the genuine signature of each such person:

NAME	OFFICE	SIGNATURE
Scott Griffith	Chairman and Chief Executive Officer

Edward Goldfinger	Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

3. Attached hereto as Exhibit A is a true and correct copy of the Certificate of Incorporation of the Company, as amended, as in effect as of the date hereof.

4. Attached hereto as Exhibit B is a true and correct copy of the Bylaws of the Company, as amended, as in effect as of the date hereof.

5. Attached hereto as Exhibit C is a copy of the resolutions of the Board of Directors of the Company authorizing and approving the Company’s execution, delivery and performance of a loan facility with Lighthouse Capital Partners VI, L.P. as Agent and the lenders thereunder.

IN WITNESS WHEREOF, the undersigned has executed this Incumbency Certificate on March 12, 2010.

ZIPCAR, INC.

By:
Name:	Scott Griffith
Title:	Chairman and Chief Executive Officer

I, the Assistant Secretary of the Company, do hereby certify that Scott Griffith is the duly qualified, elected and acting Chairman and Chief Executive Officer of the Company and that the above signature is his or her genuine signature.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Incumbency Certificate on March 12, 2010.

ZIPCAR, INC.

By:
Name:	Edward Goldfinger
Title:	Assistant Secretary

1

EXHIBIT E

INCUMBENCY CERTIFICATE

The undersigned, Scott Griffith, hereby certifies that:

1. He/She is the duly elected and acting President, Treasurer, Secretary and Director of ZIPCAR NEW YORK, INC., a Delaware corporation (the “Company”).

2. That on the date hereof, each person listed below holds the office in the Company indicated opposite his or her name and that the signature appearing thereon is the genuine signature of each such person:

NAME	OFFICE	SIGNATURE
Scott Griffith	President, Treasurer, Secretary and Director

3. Attached hereto as Exhibit A is a true and correct copy of the Certificate of Incorporation of the Company, as amended, as in effect as of the date hereof.

4. Attached hereto as Exhibit B is a true and correct copy of the Bylaws of the Company, as amended, as in effect as of the date hereof.

5. Attached hereto as Exhibit C is a copy of the resolutions of the Board of Directors of the Company authorizing and approving the Company’s execution, delivery and performance of a loan facility with Lighthouse Capital Partners VI, L.P. as Agent and the Lenders thereunder.

IN WITNESS WHEREOF, the undersigned has executed this Incumbency Certificate on March 12, 2010.

ZIPCAR NEW YORK, INC.

By:
Name:	Scott Griffith
Title:	President, Treasurer, Secretary and Director

I, the Assistant Secretary of the Zipcar, Inc, the parent corporation of the Company, do hereby certify that Scott Griffith is the duly qualified, elected and acting President, Treasurer, Secretary and Director of the Company and that the above signature is his or her genuine signature.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Incumbency Certificate on March 12, 2010.

ZIPCAR, INC.

By:
Name:	Edward Goldfinger
Title:	Assistant Secretary

2

EXHIBIT E

INCUMBENCY CERTIFICATE

The undersigned, Scott Griffith, hereby certifies that:

1. He/She is the duly elected and acting President, Treasurer, Secretary and Director of ZIPCAR WASHINGTON, INC., a Delaware corporation (the “Company”).

2. That on the date hereof, each person listed below holds the office in the Company indicated opposite his or her name and that the signature appearing thereon is the genuine signature of each such person:

NAME	OFFICE	SIGNATURE
Scott Griffith	President, Treasurer, Secretary and Director

3. Attached hereto as Exhibit A is a true and correct copy of the Certificate of Incorporation of the Company, as amended, as in effect as of the date hereof.

4. Attached hereto as Exhibit B is a true and correct copy of the Bylaws of the Company, as amended, as in effect as of the date hereof.

5. Attached hereto as Exhibit C is a copy of the resolutions of the Board of Directors of the Company authorizing and approving the Company’s execution, delivery and performance of a loan facility with Lighthouse Capital Partners VI, L.P. as Agent and the Lenders thereunder.

IN WITNESS WHEREOF, the undersigned has executed this Incumbency Certificate on March 12, 2010.

ZIPCAR WASHINGTON, INC.

By:
Name:	Scott Griffith
Title:	President, Treasurer, Secretary and Director

I, the Assistant Secretary of Zipcar, Inc, the parent corporation of the Company, do hereby certify that Scott Griffith is the duly qualified, elected and acting President, Treasurer, Secretary and Director of the Company and that the above signature is his or her genuine signature.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Incumbency Certificate on March 12, 2010.

ZIPCAR, INC.

By:
Name:	Edward Goldfinger
Title:	Assistant Secretary

3

EXHIBIT E

INCUMBENCY CERTIFICATE

The undersigned, Scott Griffith, hereby certifies that:

1. He/She is the duly elected and acting President, Treasurer, Secretary and Director of ZIPCAR CALIFORNIA, INC., a Delaware corporation (the “Company”).

2. That on the date hereof, each person listed below holds the office in the Company indicated opposite his or her name and that the signature appearing thereon is the genuine signature of each such person:

NAME	OFFICE	SIGNATURE
Scott Griffith	President, Treasurer, Secretary and Director

3. Attached hereto as Exhibit A is a true and correct copy of the Certificate of Incorporation of the Company, as amended, as in effect as of the date hereof.

4. Attached hereto as Exhibit B is a true and correct copy of the Bylaws of the Company, as amended, as in effect as of the date hereof.

5. Attached hereto as Exhibit C is a copy of the resolutions of the Board of Directors of the Company authorizing and approving the Company’s execution, delivery and performance of a loan facility with Lighthouse Capital Partners VI, L.P. as Agent and the Lenders thereunder.

IN WITNESS WHEREOF, the undersigned has executed this Incumbency Certificate on March 12, 2010.

ZIPCAR CALIFORNIA, INC.

By:
Name:	Scott Griffith
Title:	President, Treasurer, Secretary and Director

I, the Assistant Secretary of Zipcar, Inc, the parent corporation of the Company, do hereby certify that Scott Griffith is the duly qualified, elected and acting President, Treasurer, Secretary and Director of the Company and that the above signature is his or her genuine signature.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Incumbency Certificate on March 12, 2010.

ZIPCAR, INC.

By:
Name:	Edward Goldfinger
Title:	Assistant Secretary

4

EXHIBIT E

INCUMBENCY CERTIFICATE

The undersigned, Scott Griffith, hereby certifies that:

1. He/She is the duly elected and acting President, Treasurer, Secretary and Director of ZIPCAR ON CAMPUS, INC., a Delaware corporation (the “Company”).

2. That on the date hereof, each person listed below holds the office in the Company indicated opposite his or her name and that the signature appearing thereon is the genuine signature of each such person:

NAME	OFFICE	SIGNATURE
Scott Griffith	President, Treasurer, Secretary and Director

3. Attached hereto as Exhibit A is a true and correct copy of the Certificate of Incorporation of the Company, as amended, as in effect as of the date hereof.

4. Attached hereto as Exhibit B is a true and correct copy of the Bylaws of the Company, as amended, as in effect as of the date hereof.

5. Attached hereto as Exhibit C is a copy of the resolutions of the Board of Directors of the Company authorizing and approving the Company’s execution, delivery and performance of a loan facility with Lighthouse Capital Partners VI, L.P. as Agent and the Lenders thereunder.

IN WITNESS WHEREOF, the undersigned has executed this Incumbency Certificate on March 12, 2010.

ZIPCAR ON CAMPUS, INC.

By:
Name:	Scott Griffith
Title:	President, Treasurer, Secretary and Director

I, the Assistant Secretary of Zipcar, Inc, the parent corporation of the Company, do hereby certify that Scott Griffith is the duly qualified, elected and acting President, Treasurer, Secretary and Director of the Company and that the above signature is his or her genuine signature.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Incumbency Certificate on March 12, 2010.

ZIPCAR, INC.

By:
Name:	Edward Goldfinger
Title:	Assistant Secretary

5

EXHIBIT E

INCUMBENCY CERTIFICATE

The undersigned, Scott Griffith, hereby certifies that:

1. He/She is the duly elected and acting President and Chief Executive Officer of MOBILITY, INC., a Washington corporation (the “Company”).

2. That on the date hereof, each person listed below holds the office in the Company indicated opposite his or her name and that the signature appearing thereon is the genuine signature of each such person:

NAME	OFFICE	SIGNATURE
Scott Griffith	President and Chief Executive Officer

Edward Goldfinger	Chief Financial Officer, Treasurer and Secretary

3. Attached hereto as Exhibit A is a true and correct copy of the Certificate of Incorporation of the Company, as amended, as in effect as of the date hereof.

4. Attached hereto as Exhibit B is a true and correct copy of the Bylaws of the Company, as amended, as in effect as of the date hereof.

5. Attached hereto as Exhibit C is a copy of the resolutions of the Board of Directors of the Company authorizing and approving the Company’s execution, delivery and performance of a loan facility with Lighthouse Capital Partners VI, L.P. as Agent and the Lenders thereunder.

IN WITNESS WHEREOF, the undersigned has executed this Incumbency Certificate on March 12, 2010.

MOBILITY, INC.

By:
Name:	Scott Griffith
Title:	President and Chief Executive Officer

I, the Chief Financial Officer, Treasurer and Secretary of the Company, do hereby certify that Scott Griffith is the duly qualified, elected and acting President and Chief Executive Officer of the Company and that the above signature is his or her genuine signature.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Incumbency Certificate on March 12, 2010.

MOBILITY, INC.

By:
Name:	Edward Goldfinger
Title:	Chief Financial Officer, Treasurer, and Secretary

6

EXHIBIT E

INCUMBENCY CERTIFICATE

The undersigned, Mark Norman, hereby certifies that:

1. He/She is the duly elected and acting Director of FLEXCAR ATLANTA LLC, a Delaware limited liability company (the “Company”).

2. That on the date hereof, each person listed below holds the office in the Company indicated opposite his or her name and that the signature appearing thereon is the genuine signature of each such person:

NAME	OFFICE	SIGNATURE
Mark Norman	Director

Scott Griffith	Director

Edward Goldfinger	Director

3. Attached hereto as Exhibit A is a true and correct copy of the Certificate of Formation of the Company, as amended, as in effect as of the date hereof.

4. Attached hereto as Exhibit B is a true and correct copy of the Limited Liability Company Agreement of the Company, as amended, as in effect as of the date hereof.

5. Attached hereto as Exhibit C is a copy of the resolutions of the Members of the Company authorizing and approving the Company’s execution, delivery and performance of a loan facility with Lighthouse Capital Partners VI, L.P. as Agent and the Lenders thereunder.

IN WITNESS WHEREOF, the undersigned has executed this Incumbency Certificate on March 12, 2010.

FLEXCAR ATLANTA LLC

By:
Name:	Mark Norman
Title:	Director

I, the President and Chief Executive Officer of Mobility Inc., the parent corporation of the Company, do hereby certify that Mark Norman is the duly qualified, elected and acting Director of the Company and that the above signature is his or her genuine signature.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Incumbency Certificate on March 12, 2010.

MOBILITY, INC.

By:
Name:	Scott Griffith
Title:	President and Chief Executive Officer

7

EXHIBIT F

OFFICER’S CERTIFICATE

The undersigned, to induce LIGHTHOUSE CAPITAL PARTNERS VI, L.P. (“Agent” on behalf of the Lenders), to extend or continue financial accommodations to ZIPCAR, INC., a Delaware corporation, ZIPCAR NEW YORK, INC., a Delaware corporation, ZIPCAR WASHINGTON, INC., a Delaware corporation, ZIPCAR CALIFORNIA, INC., a Delaware corporation, ZIPCAR ON CAMPUS, INC., a Delaware corporation, MOBILITY, INC., a Washington corporation, and FLEXCAR ATLANTA LLC, a Delaware limited liability company ( collectively, the “Borrower”) pursuant to the terms of that certain Loan and Security Agreement dated March 12, 2010 (the “Loan Agreement”), hereby certifies that on the date hereof:

1.	I am the duly elected and acting Chairman and Chief Executive Officer of Parent authorized to act, and signing below, on behalf of each Borrower.

2.	I am a Responsible Officer of each Borrower as that term is defined in the Loan Agreement.

3.	The information submitted herewith is in fact what it purports to be.

4.	The information delivered herewith fairly presents the financial condition of the Borrower taken as a whole as of the respective dates reported on in such information.

5.	The Borrowers, taken as a whole, are solvent and currently able to pay their debts (including trade debts) as they come due.

6.	Borrower and all Subsidiaries (other than Zipcar Finance) constitute a common enterprise, for whose benefit the Loans are being made and received.

7.	I understand that Lender is relying upon the truthfulness, accuracy and completeness hereof in connection with the Loan Agreement.

8.	I will advise you if it comes to my attention that, as of the date hereof, the information submitted herewith did not fairly present the financial condition of the Borrower taken as a whole.

IN WITNESS WHEREOF, the undersigned has executed this Officer’s Certificate on _______________.

ZIPCAR, INC.

By:
Name:	Scott Griffith
Title:	Chairman and Chief Executive Officer

1

EXHIBIT G

AUTHORIZATION FOR AUTOMATIC PAYMENT

The undersigned ZIPCAR, INC. (“Borrower”) on behalf of itself and every Borrower, authorizes LIGHTHOUSE CAPITAL PARTNERS VI, L.P. and any and all affiliated funds (collectively, “Agent” for itself and on behalf of the Lenders under the Loan Agreement (as defined below)) and the bank / financial institution (“Bank”) named below to initiate variable debit and/or credit entries to Borrower’s deposit, checking or savings accounts as designated below and to cause funds transfers to an account of Agent as payment of any and all amounts due to Lenders under the Loan and Security Agreement between Borrower, Agent and Lenders dated March 12, 2010 (the “Loan Agreement”).

1. Agent is hereby authorized to initiate variable debit and/or credit transactions and resulting funds transfers in Borrower’s designated accounts with respect to amounts calculated by Agent to be due and owing to Agent on behalf of Lenders by Borrower periodically under the Loan Agreement. Borrower consents to all such debit and/or credit transactions and resulting funds transfers and hereby authorizes Agent to take all such actions as may be required by Bank with respect to such transactions. Borrower acknowledges and agrees that such credit and/or debit entries may be made in amounts due under the Loan Agreement in order to cause timely payments as required by the terms of the Loan Agreement.

2. Borrower hereby authorizes Agent to release to Bank all information concerning Borrower that may be necessary or desirable for Bank to investigate or recover any erroneous funds transfers that may occur.

3. Borrower acknowledges and agrees that all such debit and/or credit transactions and funds transfers are intended to be made through an Automated Clearing House system and in compliance with the NACHA Rules and in compliance with Bank’s security procedures.

4. Borrower represents and warrants that the account information set forth below is accurate and complete and that each of the account(s) set forth below is a business account maintained in Borrower’s name and for Borrower’s account.

This Consent shall be effective as of March 12, 2010 and shall remain in effect until the Loan Agreement has been terminated. Any cancellation by Borrower of this consent shall (i) be made in writing and (ii) delivered to Bank and Agent in such time as to afford Bank and Agent a reasonable opportunity to act on said cancellation.

Silicon Valley Bank
(Name of Borrower’s Bank)

3003 Tasman Drive	Santa Clara	CA	95054
(Address of Bank)	(City)	(State)	(Zip Code)

Bank Routing Number	121140399
	(between these symbols “ /:” “:/” on bottom left of check)

Account Number:	3300614729	(checking / deposit / savings)	(circle one)

Copy of a voided check is attached to this form

Borrower Name:	ZIPCAR, INC.
Borrower Address:	25 First Street, 4th Floor
Cambridge, MA 02141

Authorized by:	________________________
Its: _____________________

1

EXHIBIT H

NEGATIVE PLEDGE AGREEMENT

THIS NEGATIVE PLEDGE AGREEMENT is made as of March 12, 2010, by and between ZIPCAR, INC., ZIPCAR NEW YORK, INC., ZIPCAR WASHINGTON, INC., ZIPCAR CALIFORNIA, INC., ZIPCAR ON CAMPUS, INC., MOBILITY, INC. and FLEXCAR ATLANTA LLC (collectively, “Borrower”) and LIGHTHOUSE CAPITAL PARTNERS VI, L.P. (“Agent” for itself and on behalf of Lenders under the Loan Agreement (as defined below)).

In consideration of the Loan and Security Agreement between the parties of proximate date herewith (the “Loan Agreement”), Borrower agrees as follows:

Except as otherwise permitted in the Loan Agreement, Borrower shall not sell, transfer, assign, mortgage, pledge, lease, grant a security interest in, or encumber any of Borrower’s intellectual property, including, without limitation, the following:

(a) Any and all copyright rights, copyright applications, copyright registration and like protection in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held (collectively, the “Copyrights”);

(b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

(c)	Any and all design rights which may be available to Borrower now or hereafter existing, created, acquired or held;

(d) All patents, patent applications and like protections, including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same (collectively, the “Patents”);

(e) Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks (collectively, the “Trademarks”);

(f) Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

(g) Any and all licenses or other rights to use any of the Copyrights, Patents or Trademarks and all license fees and royalties arising from such use to the extent permitted by such license or rights

(h)	Any and all amendments, extensions, renewals and extensions of any of the Copyrights, Patents or Trademarks; and

(i) Any and all proceeds and products of the foregoing, including, without limitation, all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

It shall be an Event of Default under the Loan Agreement if there is a breach of any term of this Negative Pledge Agreement. Borrower agrees to properly execute all documents reasonably required by Lender in order to fulfill the intent and purposes hereof.

ZIPCAR, INC.	LIGHTHOUSE CAPITAL PARTNERS VI, L.P., AS AGENT

By:	By: LIGHTHOUSE MANAGEMENT PARTNERS VI, L.L.C.,
its general partner

Name:
Title:	By:
Name:
Title:

1

ZIPCAR NEW YORK, INC.	ZIPCAR WASHINGTON, INC.

By:	By:
Name:	Name:
Title:	Title:

ZIPCAR CALIFORNIA, INC.	ZIPCAR ON CAMPUS, INC.

By:	By:
Name:	Name:
Title:	Title:

MOBILITY, INC.	FLEXCAR ATLANTA LLC.

By:	By:
Name:	Name:
Title:	Title:

2

EXHIBIT I

CONTROL AGREEMENT

[In form and substance acceptable to Lender in its reasonable discretion]

3

EXHIBIT J-1, J-2, AND J-3

STOCK PLEDGE AGREEMENTS

4

STOCK PLEDGE AGREEMENT

THIS STOCK PLEDGE AGREEMENT (this “Agreement”), dated as of March 12, 2010, is made by ZIPCAR, INC., a Delaware corporation (the “Pledgor”), in favor of LIGHTHOUSE CAPITAL PARTNERS VI, L.P., a Delaware limited partnership (“Pledgee”) for itself and as Agent for the Lenders (each as defined in the Loan Agreement, defined below), with reference to the following:

WHEREAS, Pledgor owes certain obligations of payment and performance to Lenders pursuant to the terms of that certain Loan and Security Agreement number 1222 dated March 12, 2010 (the “Loan Agreement” collectively with all instruments entered into in connection therewith, and all as amended from time to time, the “Loan”; and collectively with the all other documents entered in connection therewith, the “Loan Documents”);

WHEREAS, Pledgor is the owner of 3,000 shares of common stock of Zipcar Canada Inc., a Canadian corporation (“Company”) whose registered office address is 1 First Canadian Place, 100 King Street West, Toronto, ON M5X 1B2, and has agreed to pledge to Pledgee 1,950 shares equaling 65% of the outstanding shares of the Company, evidenced by certificate no. 2 (collectively with all additional shares of stock of Company from time to time acquired by Pledgor in any manner but in any event not to exceed 65% of the outstanding shares of the Company, the “Pledged Shares”); and

WHEREAS, Pledgor by this Agreement agrees to pledge to Agent the Pledged Shares as more fully set forth and agreed to below as a condition to the Loan.

NOW, THEREFORE, in consideration of the Loan Documents, and the mutual promises herein contained and for such other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Rules of Construction. Terms not otherwise defined herein and defined in the California Uniform Commercial Code (the “UCC”) shall have the meaning stated therein. “Hereof,” “herein,” “hereunder,” and similar words refer to this Agreement in its entirety. Sections, Exhibits and Schedules refer to Sections, Exhibits and Schedules of this Agreement unless otherwise stated. “Or” is not necessarily exclusive. “Including” is not limiting. All accounting terms and computations will be construed in accordance with generally accepted accounting principles consistently applied.

2. Creation of Security Interest.

(a) Pledgor hereby pledges to Agent, and grants to Agent a continuing security interest in, all of the following property (collectively, the “Collateral”): (a) the Pledged Shares and the certificates representing the Pledged Shares, and all Dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares, and (b) all present and future direct or indirect products and proceeds of the foregoing in whatever form and wherever located, whether arising from a voluntary or involuntary event, including, without limitation, proceeds of proceeds, and all claims against third parties.

(b) It is expressly agreed and understood that notwithstanding the foregoing and the provisions of paragraph 4(a) below, Agent, as of the date hereof, has been granted a security interest in the Pledged Shares as collateral under that certain Loan and Security Agreement Number 1221 dated May 29, 2008 by and between Lighthouse Capital Partners VI, L.P. (“Lighthouse”), Pledgor and the Borrowers named therein (the “Senior Credit Agreement”) and the related Stock Pledge Agreement dated as of May 29, 2008 (the “Lighthouse Pledge Agreement”). Agent and Pledgor agree that this Agreement shall now be operative to perfect the security interest (i) of Lighthouse, with respect to the Senior Credit Agreement, and (ii) of Agent, for itself and as Agent for the Lenders, with respect to the Loan Agreement. In the event that all Obligations (as defined under the Senior Credit Agreement) are satisfied in full, this Pledge Agreement and Agent’s possession of the Pledged Shares (unless such possession is relinquished upon such satisfaction) shall remain operative to perfect the Agent’s security interest in the Pledged Shares and all parties agree that the original date of perfection of the security interest of Agent in the Pledged Shares shall be deemed to be the date hereof unless otherwise required pursuant to the terms of an Agency and Intercreditor Agreement (as defined in the Loan Agreement) by and among Agent, the Lender parties to the Loan Agreement and the Borrower. The parties acknowledge and agree that any rights granted to Agent hereunder, shall be subject only to the identical rights granted prior in time to Lighthouse acting for itself under the Lighthouse Pledge Agreement, subject only to Permitted Liens (as defined in the Loan Agreement).

3. The Obligations. The Collateral secures and will secure the prompt payment and performance by Pledgor of all of the Obligations (as defined in the Loan) under the Loan Documents.

4. Perfection of Security Interest. Pledgee may do anything which it deems reasonably necessary to perfect its interest in any Collateral. Without limiting the generality of the foregoing:

(a) Delivery of Collateral. All certificates or instruments representing or evidencing the Collateral shall be delivered to and held by Pledgee pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Pledgee. Pledgee shall have the right, at any time in its discretion and without notice to Pledgor, to transfer to or, upon the occurrence of an Event of Default, to register in the name of Pledgee or any of its nominees any or all of the Collateral, subject only to the revocable rights specified in Section 7(a). In addition, Pledgee shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

(b) Further Assurances. At any time and from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or desirable, or that Pledgee may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Pledgee to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

(c) Power of Attorney. Pledgor hereby irrevocably appoints Pledgee Pledgor’s attorney-in-fact and authorizes Pledgee, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, to exercise at any time in Pledgee’s discretion all or any of the following powers, at Pledgor’s sole expense, which powers of attorney, being coupled with an interest, are irrevocable throughout the term hereof: (i) to take any action or to execute any instrument to accomplish the purposes hereof and to sign Pledgor’s name upon documents to be executed, recorded, or filed to perfect or continue perfected Pledgee’s security interest in the Collateral, including, without limitation, to receive, endorse and collect all instruments made payable to Pledgor representing any Dividend or any part thereof and to give full discharge for the same; (ii) to file any claim, action, or proceeding deemed advisable with respect to any of the Collateral; and (iii) after an Event of Default or Default, to exercise any voting or other rights with respect to the stock as determined by Pledgee in its sole and absolute discretion. Pledgor ratifies and approves all such acts.

(d) Notification. Pledgee may at its option at any time, whether or not an Event of Default has occurred, notify any person or entity of Pledgee’s interest in the Collateral as required by Canadian law.

5. Term of Security Interest. This Agreement and the rights granted to Pledgee herein will continue in full force and effect until the final and indefeasible payment and performance in full of all Obligations. Upon such termination, Pledgee will, at Pledgor’s expense, execute and deliver to Pledgor such documents as Pledgor reasonably requests to evidence such termination, including but not limited to UCC Termination Statements.

6. Representations and Warranties. Pledgor represents and warrants that:

(a) Defaults. No Event of Default or Default has occurred.

(b) Authority. This Agreement is valid, binding and enforceable against Pledgor in accordance with its terms. Pledgor is a corporation duly incorporated under the laws of Delaware and has all corporate power, permits, legal authority, and intellectual property rights as are necessary to (i) conduct its business as now conducted, (ii) execute and deliver this Agreement and perform its obligations hereunder (iii) pledge the Collateral and (iv) permit the exercise by Pledgee of the voting or other rights or remedies provided herein (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally or laws affecting Pledgee specifically), and no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required. Pledgor is in good standing in each jurisdiction in which it conducts business. The person executing this Agreement on behalf of Pledgor is duly authorized to do so.

(c) Validity. Subject only to the provisions of paragraph 2(b), this Agreement creates a valid and perfected security interest in the Collateral, securing the Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken. Subject only to the provisions of paragraph 2(b), the pledge of the Collateral pursuant hereto creates a valid and perfected security interest in the Collateral, securing the Obligations.

(d) Pledged Shares. The Pledged Shares have been, and the Dividends will be, duly authorized and validly issued and fully paid and non-assessable. Pledgor is the legal and beneficial owner of the Collateral free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement, and any Permitted Lien (as defined in the Loan Agreement). The Pledged Shares constitute 65% of the issued and outstanding shares of stock of Company.

7. Voting Rights. So long as no Event of Default or Default has occurred and is continuing, Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms hereof. Pledgee shall execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting and other rights which it is entitled to exercise. Upon an Event of Default or Default, all rights of Pledgor to exercise such voting and other consensual rights shall cease, and all such rights shall thereupon become vested in Pledgee, who shall thereupon have the sole right to exercise such voting and other consensual rights.

8. Dividends. So long as any Obligations remain outstanding, whether or not the time for performance or payment thereof shall have expired, Pledgor shall not be entitled to receive any dividend, interest, instrument, distribution, exchange or conversion payable in cash, property, securities or otherwise, received, receivable or otherwise distributed, automatically or otherwise, in respect of, in connection with, or in exchange or conversion for, any Collateral, including without limitation securities deliverable upon recapitalization, reclassification, adjustment, merger or consolidation (collectively, “Dividends”), and upon the occurrence and during the continuance of an Event of Default, all Dividends shall be forthwith delivered to Pledgee to hold as Collateral and shall, if received by Pledgor, be received in trust for the benefit of Pledgee and segregated from Pledgor’s other property or funds and be forthwith delivered in kind to Pledgee as Collateral, with any endorsement or other mark required by Pledgee for the protection of its interests or the exercise of its rights hereunder.

9. Covenants. Pledgor covenants that, except with the prior written consent of Pledgee to the contrary:

(a) Transfers. Pledgor will not (i) sell or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (ii) create or permit to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Collateral, except for the security interest hereunder and any Permitted Lien (as defined in the Loan Agreement).

(b) Issuances. Pledgor will (i) cause Company not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by Company and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of Company.

(c) Notification. Pledgor will give Pledgee thirty days’ prior written notice of any change of its address, name or form of business organization. Before changing the same, Pledgor will execute and deliver to Pledgee such financing statements and other documents as Pledgee may require to continue the perfection of its security interest in the Collateral.

(d) Collateral Taxes. Pledgor will pay when due, indemnify and hold harmless, and reimburse Pledgee for, on an after-tax basis, all Collateral Taxes. “Collateral Taxes” means all foreign, federal, state, provincial and local taxes, assessments, and other governmental charges of any kind, and any interest, fines or penalties thereon, which may be levied, directly or indirectly, with respect to any Collateral or its delivery, ownership, possession, documentation, or other disposition or upon the receipts or earnings arising therefrom, regardless of whether levied against Pledgee or Pledgor. Pledgor will execute and deliver to Pledgee, on demand, appropriate certificates attesting to the payment or deposit thereof. Pledgee may, but is not obligated to, pay any Collateral Taxes without waiving the foregoing indemnity. Pledgor may, after proper payment of Collateral Taxes, at its own expense contest the same in good faith with the appropriate taxing authority, provided that said contest is not adverse to Pledgee, does not in any way put at risk Pledgee’s interest herein or in any Collateral and does not create the risk of any further Collateral Taxes.

(e) Reports. Pledgor will furnish Pledgee with such information and copies of such documents relating to this Agreement, Pledgor, Company, or the Collateral as Pledgee may reasonably request from time to time,

10. Security Interest Absolute. All rights of Pledgee and the security interest granted hereby, and all obligations of Pledgor hereunder, are absolute and unconditional irrespective of: (a) any lack of validity or enforceability of any Loan Document or any other agreement or instrument relating thereto; (b) any amendment to, or waiver of, or any consent to any departure from, any Loan Document; (c) any exchange, release or non perfection of any interest in, collateral for, or property subject to any Loan Document, or any release under, amendment to, or waiver of, or consent to departure from, any guaranty for all or any Loan Document; (d) Pledgor’s bankruptcy, insolvency, reorganization, liquidation or any discharge or modification of Obligations under any Loan Document; or (e) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor or a third party pledgor against Pledgee. Pledgee may release, surrender or substitute any Collateral, property or other security; or accept any type of further Collateral or security, without in any way affecting the Obligations. Consent is hereby given to delay or indulgence in enforcing payment or performance of any of the Obligations.

11. Reinstatement. This Agreement will remain in full force and effect and continue to be effective should (a) any petition be filed by or against Pledgor for liquidation or reorganization, (b) Pledgor become insolvent or make an assignment for the benefit of creditors or (c) a receiver or trustee be appointed for all or any significant part of Pledgor’s assets. This Agreement and the Obligations will continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference”, “fraudulent conveyance”, or otherwise, all as though such payment or performance had not been made.

12. Pledgee’s Duties and Standard of Care. Pledgee shall have no responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to Collateral, whether or not Pledgee has actual knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral. Pledgee’s powers hereunder are conferred solely to protect its interest in the Collateral and do not impose any duty upon it to exercise any such powers. Neither Pledgee nor any of its officers or their partners, officers, directors, employees, designees, agents or counsel, will be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct, nor under any circumstances have any liability to Pledgor for lost profits or other special or consequential damages. Notwithstanding anything to the contrary herein, in no event shall the limited partners of any partnership on whose behalf Pledgee acts, or fails to act, have any liability or obligations hereunder.

13. Expenses; Indemnity. Pledgor will indemnify, reimburse, defend and hold Pledgee harmless from and against any and all costs, expenses, actions, claims, demands, losses, judgments, attorneys’ fees (including allocated in-house legal expenses), and liabilities of any kind incurred in connection with, relating to or arising out of this Agreement or the Collateral, whether arising before or after the commencement of any insolvency or bankruptcy proceedings, including without limitation those incurred (a) in relation to any provision hereof, (b) upon any Event of Default or the exercise of any remedy herein or any enforcement of this Agreement or Pledgee’s interest in the Collateral, (c) in the event of Pledgor’s insolvency or bankruptcy, (d) in defense of any litigation or any action in the nature of voidable preference or fraudulent conveyance, or (e) to remove or contest any lien or security interest or right of another against any Collateral; except arising out of Pledgee’s gross negligence or willful misconduct. Pledgor will reimburse Pledgee for all amounts due hereunder, together with interest thereon accruing five days after notice thereof at the lower of the Default Rate (as defined in the Loan Documents) or the highest rate permitted tinder applicable law. If Pledgor fails to pay or perform any of its obligations hereunder, Pledgee at any time may, but is not obligated to, pay or perform the same without waiving any Event of Default or Default or any of Pledgee’s rights or remedies. Pledgor hereby authorizes and approves all such advances and payments.

14. Events Of Default. The occurrence of an “Event of Default” under the Loan Agreement shall at Pledgee’s option constitute an “Event of Default” pursuant to this Agreement. A “Default” is an event that, with the passing of time or the giving of notice, or both, would become an Event of Default.

15. Remedies. Upon the occurrence of any Event of Default, and so long as such Event of Default has not been cured, Pledgee may, without notice or demand, do any one or more of the following, all of which are authorized by Pledgor:

(a) Foreclosure. Pledgee may exercise all the rights and remedies of a secured party on default under the UCC or the Personal Property Security Act (Ontario) (the “PPSA”) (whether or not the UCC or the PPSA applies to the affected Collateral), including foreclosure on the Collateral in any way permitted by law, and also may: (i) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Pledgee’s offices, Pledgor’s premises, at any exchange, broker’s board, or elsewhere, for cash, on credit or for future delivery, by way of one or more contracts or transactions, and upon such other terms as Pledgee may deem commercially reasonable. Pledgee shall not be not obligated to make any sale of Collateral regardless of notice of sale having been given. It is not necessary that the Collateral be present at any such sale. Pledgee may adjourn any public sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b) Notice of Disposition of Collateral. Pledgor agrees that commercial reasonableness and good faith require Pledgee to give Pledgor no more than ten days prior written notice of (i) the time and place of any public disposition of Collateral or (ii) the time after which any private disposition is to be made.

(c) Application of Proceeds. The proceeds from any sale or other disposition of Collateral by Pledgee may, at Pledgee’s discretion, be held by Pledgee as Collateral, and then or at any time thereafter applied in whole or in part to:

(1) First. Amounts due to Pledgee pursuant to the terms hereof. If the sum realized from the exercise by Pledgee of its remedies hereunder is not sufficient to pay all such amounts, Pledgor hereby agrees to pay any deficiency to Pledgee upon demand.

(2) Second. After payment of the aforesaid, the balance, if any, to pay the Obligations in Pledgee’s sole and absolute discretion, despite contrary instructions which Pledgee may receive from any third party.

(3) Third. The surplus remaining, if any, to Pledgor.

(d) Remedies Cumulative; Pledgee Nonwaiver. Pledgee’s rights and remedies hereunder and under all other agreements are cumulative. No exercise by Pledgee of one right or remedy is an election, and no waiver by Pledgee of any Event of Default is a continuing waiver. Pledgee’s delay or omission to exercise any right or remedy is not a waiver thereof or of any other right or remedy. A waiver on one occasion is not a bar to or waiver of any right or remedy on any other occasion. Any power or authority granted to Pledgee hereunder is additionally granted to any and all designees, agents, officers, partners, directors, employees, attorneys and accountants of Pledgee.

(e) Election of Remedies. To the extent that any Obligations are now or hereafter secured by property other than the Collateral or by a guarantee, endorsement or property of any other entity, then Pledgee has the right to proceed against such other property, guarantee or endorsement upon an Event of Default, and the sole discretion to determine which rights, actions, security, liens, security interests or remedies to pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of the remainder of the Obligations or any of Pledgee’s rights or Pledgor’s obligations hereunder.

16. WAIVERS. Pledgor hereby irrevocably waives all of the following:

(a) Any right to assert against Pledgee as a defense, counterclaim, set-off or crossclaim, any defense (legal or equitable), set-off, counterclaim, crossclaim and/or other claim (i) which Pledgor may now or at any time hereafter have against any party liable to Pledgee in any way or manner, or (ii) arising directly or indirectly from the present or future lack of perfection, sufficiency, validity and/or enforceability of any Loan Document, or any security interest.

(b) The right, if any, to require Pledgee to (i) proceed against any person liable for any of the Obligations as a condition to or prior to proceeding hereunder; and (ii) foreclose upon, sell or otherwise realize upon or collect or apply any other property, real or personal, securing any of the Obligations, as a condition to, or prior to proceeding hereunder.

(c) If Pledgee seeks to take possession of any or all of the Collateral by judicial process: (1) any bond and any surety or security relating thereto which is otherwise required by any statute, court rule or otherwise as an incident to such possession; (2) any demand for possession prior to the commencement of any suit or action to recover possession thereof; and (3) any requirement that Pledgee retain possession and not dispose of any such Collateral until after trial or final judgment.

17. CHOICE OF LAW AND FORUM; WAIVER OF JURY TRIAL. This Agreement has been entered into and performance is due in the State of California. This Agreement, all transactions hereunder, and all rights and liabilities of the patties hereto shall be governed and construed in accordance with, the laws of the State of California. Any controversy or claim arising out of or relating to this Agreement or its performance shall be tried and litigated at Pledgee’s election in the State and Federal Courts in the County of San Francisco. Pledgor waives any right it may have to assert the doctrine of forum non conveniens or to object to venue to the extent any proceeding is brought in accordance with this Section. PLEDGEE AND PLEDGOR EACH HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY CASE, ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING HERETO, ANY DOCUMENTS DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, INCLUDING, WITHOUT LIMITATION, TORT OR BREACH OF DUTY CLAIMS. No provision hereof shall limit Pledgee’s right to (a) exercise self-help remedies such as set-off or (b) seek provisional or ancillary remedies, including without limitation writs or actions for possession, attachment, detinue or relief from stay, from a court of competent jurisdiction before, after, or during the pendency of any proceeding. If any agent appointed by Pledgor refuses or is unavailable to accept service or process, Pledgor hereby agrees that service upon it as provided in the Notices Section shall constitute sufficient notice. Nothing herein shall affect the right of Pledgee to serve process in any other manner permitted by law or to bring proceedings against Pledgor in the courts of any other jurisdiction otherwise available by law.

18. Notices. Any notice or demand hereunder shall be effective only if in writing and delivered either personally, by Federal Express, United States certified mail, return receipt requested, or telefacsimile transmission, at the following addresses and telefacsimile numbers or as the parties shall notify each other from time to time pursuant to this Section. For Pledgee: 3555 Alameda de las Pulgas, Suite 200, Menlo Park, California 94025, Attention: Contracts Administration. For Pledgor: 25 First Street, 4lh Floor, Cambridge, Massachusetts 02141. All document delivery costs and expenses, including without limitation charges for Federal Express, telefacsimile, and messenger, shall be borne by Pledgor. Notice by mail shall be deemed effective on the third day after deposit with the United States Postal Service; notice by telefacsimile shall be deemed effective and received at the time stated on the telefacsimile confirmation slip printed by the sender’s telefacsimile machine; otherwise notice shall be deemed effective upon receipt.

19. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

20. Integration Clause. This Agreement constitutes the entire agreement and understanding of the Pledgor and Pledgee with respect to their subject matter. All prior understandings, whether oral or written, are hereby superceded, merged hereinto, and replaced hereby. THIS AGREEMENT MAY BE MODIFIED ONLY BY A WRITING SIGNED BY ALL PARTIES HERETO. To the extent any provision hereof renders ineffective and unenforceable any of the Obligations or any Loan Document, that provision shall be severed from the remainder hereof such that this Agreement may be construed to carry out its essential purpose of providing collateral security to the Pledgee for the Loan Documents. There are no intended third-party beneficiaries.

21. Successors and Assigns. All of the rights, privileges, remedies and options given to Pledgee hereunder shall inure to the benefit of its successors and assigns; and all of the terms, conditions, warranties, and representations hereof shall inure to the benefit of and bind the representatives, successors and assigns of Pledgee and Pledgor.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the date first above written.

PLEDGEE AND AGENT:

LIGHTHOUSE CAPITAL PARTNERS VI, L.P.

BY:	Lighthouse Management Partners VI, L.L.C. its general partner

Signature:	/s/ Ryan Turner
Print Name:	Ryan Turner
Title:	Managing Director

LENDERS:

LIGHTHOUSE CAPITAL PARTNERS VI, L.P.

BY:	Lighthouse Management Partners VI, L.L.C. its general partner

Signature:	/s/ Ryan Turner
Print Name:	Ryan Turner
Title:	Managing Director

PINNACLE VENTURES, L.L.C., as agent on behalf of the Lenders below a Delaware limited liability company

By:	/s/ Robert N. Savoie
Robert N. Savoie
Chief Operating Officer

LENDERS:

PINNACLE VENTURES II-A (SUB), L.P.,

a Delaware limited partnership

PINNACLE VENTURES II-B, L.P.,

a Delaware limited partnership

PINNACLE VENTURES II-C, L.P.,

a Delaware limited partnership

PINNACLE VENTURES II-R (SUB), L.P.,

a Delaware limited partnership

By:	Pinnacle Ventures Management II, L.L.C., their general partner

By:	/s/ Robert N. Savoie
Robert N. Savoie
Chief Financial Officer

PINNACLE VENTURES DEBT FUND III-A (SUB), L.P., a Delaware limited partnership PINNACLE VENTURES DEBT FUND III, L.P., a Delaware limited partnership

By:	Pinnacle Ventures Management III, L.L.C., their general partner

By:	/s/ Robert N. Savoie
Robert N. Savoie
Chief Financial Officer

PLEDGOR:

ZIPCAR, INC.

Signature:	/s/ Scott W. Griffith
Print Name:	Scott W. Griffith
Title:	Chairman & CEO

ACKNOWLEDGED AND AGREED:

COMPANY:

ZIPCAR CANADA INC. a Canadian corporation

By	/s/ Scott W. Griffith
Its	President

By

Its

SHARE PLEDGE AGREEMENT

THIS SHARE PLEDGE AGREEMENT (this “Agreement”), dated as of March 12, 2010, is made by ZIPCAR, INC., a Delaware corporation (the “Pledgor”), in favor of LIGHTHOUSE CAPITAL PARTNERS VI, L.P., a Delaware limited partnership (“Pledgee”) for itself and as Agent for the Lenders (each as defined in the Loan Agreement, defined below), with reference to the following:

WHEREAS, Pledgor owes certain obligations of payment and performance to Lenders pursuant to the terms of that certain Loan and Security Agreement number 1222 dated March 12, 2010 (the “Loan Agreement” and collectively with all instruments entered into in connection therewith, and all as amended from time to time, the “Loan”; collectively with the all other documents entered in connection therewith, the “Loan Documents”);

WHEREAS, Pledgor is the owner of 100 ordinary shares of Zipcar (UK) Limited, a company incorporated under the laws of England and Wales with company number 059117878 whose registered office address is Alder Castle, 10 Noble Street, London EC2V 7QJ, United Kingdom (“Company”), and has agreed to pledge to Pledgee 65 shares evidencing 65% of the outstanding shares, evidenced by certificate no. 3 (the “Pledged Shares”); and

WHEREAS, Pledgor by this Agreement agrees to pledge to Agent the Pledged Shares as more fully set forth and agreed to below as a condition to the Loan.

NOW, THEREFORE, pursuant to the Loan Documents, and in consideration of the mutual promises herein contained and for such other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Rules of Construction. Terms not otherwise defined herein and defined in the California Uniform Commercial Code (the “UCC”) shall have the meaning stated therein. “Hereof,” “herein,” “hereunder,” and similar words refer to this Agreement in its entirety. Sections, Exhibits and Schedules refer to Sections, Exhibits and Schedules of this Agreement unless otherwise stated. “Or” is not necessarily exclusive. “Including” is not limiting. All accounting terms and computations will be construed in accordance with generally accepted accounting principles consistently applied.

2. Creation of Security Interest.

(a) Pledgor hereby pledges to Agent, and grants to Agent a continuing security interest in, all of the following property (collectively, the “Collateral”): (a) the Pledged Shares and all Dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares, (b) all cash or other property that comes into the possession of Pledgee in which a security interest may be perfected by possession; and (c) all present and future direct or indirect products and proceeds of the foregoing in whatever form and wherever located, whether arising from a voluntary or involuntary event, including, without limitation, proceeds of proceeds, and all claims against third parties.

(b) It is expressly agreed and understood that notwithstanding the foregoing and the provisions of paragraph 4(a) below, Agent, as of the date hereof, has been granted a security interest in the Pledged Shares as collateral under that certain Loan and Security Agreement Number 1221 dated May 29, 2008 and between Lighthouse Capital Partners VI, L.P. (“Lighthouse”) Pledgor and the Borrowers named therein (the “Senior Credit Agreement”) and the related Stock Pledge Agreement dated as of May 29, 2008 (the “Lighthouse Pledge Agreement”). Agent and Pledgor agree that this Agreement shall now be operative to perfect the security interest (i) of Lighthouse, with respect to the Senior Credit Agreement, and (ii) of Agent, for itself and as Agent for the Lenders, with respect to the Loan Agreement. In the event that all Obligations (as defined under the Senior Credit Agreement) are satisfied in full, this Pledge Agreement and Agent’s possession of the Pledged Shares (unless such possession is relinquished upon such satisfaction) shall remain operative to perfect the Agent’s security interest in the Pledged Shares and all parties agree that the original date of perfection of the security interest of Agent in the Pledged Shares shall be deemed to be the date hereof unless otherwise required pursuant to the terms of an Agency and Intercreditor Agreement (as defined in the Loan Agreement) by and among Agent, the Lender parties to the Loan Agreement and the Borrower. The parties acknowledge and agree that any rights granted to Agent hereunder, shall be subject only to the identical rights granted prior in time to Lighthouse acting for itself under the Lighthouse Pledge Agreement, subject only to Permitted Liens (as defined in the Loan Agreement).

3. The Obligations. The Collateral secures and will secure the prompt payment and performance by Pledgor and Company of all of obligations under the Loan Documents excluding any obligations under the Warrant (as defined in the Loan Agreement), any stockholder agreement, management rights letter, or registration rights agreement to which Pledgee is made a party and any inchoate indemnity obligations (the “Obligations”).

4. Perfection of Security Interest. Pledgee may do anything which it deems reasonably necessary to perfect its interest in any Collateral. Without limiting the generality of the foregoing:

(a) Delivery of Collateral. All certificates or instruments representing or evidencing the Collateral shall be delivered to and held by Pledgee pursuant hereto and shall be accompanied by a duly executed instrument of transfer in blank together with any other documents relating to the Collateral which Pledgee requires, all in form and substance reasonably satisfactory to Pledgee. Pledgee shall have the right, at any time in its discretion and without notice to Pledgor, upon the occurrence of an Event of Default, to transfer to or register in the name of Pledgee or any of its nominees any or all of the Collateral. In addition, Pledgee shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

(b) Further Assurances. At any time and from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or desirable, or that Pledgee may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Pledgee to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

(c) Power of Attorney. Pledgor hereby irrevocably appoints Pledgee Pledgor’s attorney-in-fact and authorizes Pledgee, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, to exercise at any time in Pledgee’s discretion all or any of the following powers, at Pledgor’s sole expense, which powers of attorney, being coupled with an interest, are irrevocable throughout the term hereof; (i) to take any action or to execute any instrument to accomplish the purposes hereof and to sign Pledgor’s name upon documents to be executed, recorded, or filed to perfect or continue perfected Pledgee’s security interest in the Collateral, including, without limitation, to receive, endorse and collect all instruments made payable to Pledgor representing any Dividend or any part thereof and to give full discharge for the same; (ii) during the continuance of an Event of Default, to settle any claim or other matter with respect to any insurance concerning the Collateral, and to obtain at Pledgor’s expense and adjust insurance required to be paid hereunder; (iii) during the continuance of an Event of Default, to file any claim, action, or proceeding deemed advisable with respect to any of the Collateral; and (iv) after an Event of Default or Default, to exercise any voting or other rights with respect to the shares as determined by Pledgee in its sole and absolute discretion. Pledgor ratifies and approves all such acts.

(d) Notification. Pledgee may at its option at any time, whether or not an Event of Default has occurred, notify any person or entity of Pledgee’s interest in the Collateral.

5. Term of Security Interest. This Agreement and the rights granted to Pledgee herein will continue in full force and effect until the final and indefeasible payment and performance in full of all Obligations. Upon such termination, Pledgee will, at Pledgor’s expense, execute and deliver to Pledgor such documents as Pledgor reasonably requests to evidence such termination, including but not limited to UCC Termination Statements.

6. Representations and Warranties. Pledgor represents and warrants that:

(a) Defaults. No Event of Default or Default has occurred.

(b) Authority. This Agreement is valid, binding and enforceable against Pledgor in accordance with its terms. Pledgor is a corporation duly incorporated under the laws of Delaware and has all corporate power, permits, legal authority, and intellectual property rights as are necessary to (i) conduct its business as now conducted except as would not reasonably be likely to have a material adverse effect on the Pledgor, (ii) execute and deliver this Agreement and perform its obligations hereunder (iii) pledge the Collateral and (iv) permit the exercise by Pledgee of the voting or other rights or remedies provided herein (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally or laws affecting Pledgee specifically), and no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required. Pledgor is in good standing in each jurisdiction in which it conducts business. The person executing this Agreement on behalf of Pledgor is duly authorized to do so.

(c) Validity. Subject only to the provisions of paragraph 2(b), this Agreement creates a valid and perfected security interest in the Collateral, securing the Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken. Subject only to the provisions of paragraph 2(b), the pledge of the Collateral pursuant hereto creates a valid and perfected security interest in the Collateral, securing the Obligations.

(d) Pledged Shares. The Pledged Shares have been, and the Dividends will be, duly authorized and validly issued and fully paid. Pledgor is the legal and beneficial owner of the Collateral free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement, and any Permitted Lien (as defined in the Loan Agreement). The Pledged Shares constitute the entire issued share capital of Company.

7. Voting Rights. So long as no Event of Default or Default has occurred and is continuing, Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms hereof; provided, however, that Pledgor shall give Pledgee five days advance notice of the manner in which it intends to exercise such rights and not exercise or refrain from exercising any such right if, in Pledgee’s judgment, acting reasonably, such action would have a material adverse effect on the value of the Collateral or any part thereof, provided, however, such notice shall only be required to be given with respect to an extraordinary transaction concerning the Collateral or the Company. Pledgee shall execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting and other rights which it is entitled to exercise. Upon an Event of Default or Default, all rights of Pledgor to exercise such voting and other consensual rights shall cease, and all such rights shall thereupon become vested in Pledgee, who shall thereupon have the sole right to exercise such voting and other consensual rights.

8. Dividends. So long as any Obligations remain outstanding, whether or not the time for performance or payment thereof shall have expired, Pledgor shall not be entitled to receive any dividend, interest, instrument, distribution, exchange or conversion payable in cash, property, securities or otherwise, received, receivable or otherwise distributed, automatically or otherwise, in respect of, in connection with, or in exchange or conversion for, any Collateral, including without limitation securities deliverable upon recapitalization, reclassification, adjustment, merger or consolidation (collectively, “Dividends”), and all Dividends shall be forthwith delivered to Pledgee to hold as Collateral and shall, if received by Pledgor, be received in trust for the benefit of Pledgee and segregated from Pledgor’s other property or funds and be forthwith delivered in kind to Pledgee as Collateral, with any endorsement or other mark required by Pledgee for the protection of its interests or the exercise of its rights hereunder.

9. Covenants. Pledgor covenants that, except with the prior written consent of Pledgee to the contrary:

(a) Transfers. Pledgor will not (i) sell or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (ii) create or permit to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Collateral, except for the security interest hereunder and any Permitted Lien (as defined in the Loan Agreement).

(b) Issuances. Pledgor will (i) cause Company not to issue any shares or other securities in addition to or in substitution for the Pledged Shares issued by Company and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, 65% of any and all additional shares or other securities of Company.

(c) Notification. Pledgor will give Pledgee thirty days’ prior written notice of any change of its address, name or form of business organization. Before changing the same, Pledgor will execute and deliver to Pledgee such financing statements and other documents as Pledgee may reasonably require to continue the perfection of its security interest in the Collateral.

(d) Collateral Taxes. Pledgor will pay when due, indemnify and hold harmless, and reimburse Pledgee for, on an after-tax basis, all Collateral Taxes. “Collateral Taxes” means all foreign, federal, state and local taxes, assessments, and other governmental charges of any kind, and any interest, fines or penalties thereon, which may be levied, directly or indirectly, with respect to any Collateral or its delivery, ownership, possession, documentation, or other disposition or upon the receipts or earnings arising therefrom, regardless of whether levied against Pledgee or Pledgor. Pledgor will execute and deliver to Pledgee, on demand, appropriate certificates attesting to the payment or deposit thereof. Pledgee may, but is not obligated to, pay any Collateral Taxes without waiving the foregoing indemnity. Pledgor may, after proper payment of Collateral Taxes, at its own expense contest the same in good faith with the appropriate taxing authority, provided that said contest is not adverse to Pledgee, does not in any way put at risk Pledgee’s interest herein or in any Collateral and does not create the risk of any further Collateral Taxes.

(e) Reports. Pledgor will furnish Pledgee with such information and copies of such documents relating to this Agreement, Pledgor, Company, or the Collateral as Pledgee may reasonably request from time to time.

10. Security Interest Absolute. All rights of Pledgee and the security interest granted hereby, and all obligations of Pledgor hereunder, are absolute and unconditional irrespective of: (a) any lack of validity or enforceability of any Loan Document or any other agreement or instrument relating thereto; (b) any amendment to, or waiver of, or any consent to any departure from, any Loan Document; (c) any exchange, release or non perfection of any interest in, collateral for, or property subject to any Loan Document, or any release under, amendment to, or waiver of, or consent to departure from, any guaranty for all or any Loan Document; (d) Pledgor’s bankruptcy, insolvency, reorganization, liquidation or any discharge or modification of Obligations under any Loan Document; or (e) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor or a third party pledgor against Pledgee. Pledgee may release, surrender or substitute any Collateral, property or other security; or accept any type of further Collateral or security, without in any way affecting the Obligations. Consent is hereby given to delay or indulgence in enforcing payment or performance of any of the Obligations.

11. Reinstatement. This Agreement will remain in full force and effect and continue to be effective should (a) any petition be filed by or against Pledgor for liquidation or reorganization, (b) Pledgor become insolvent or make an assignment for the benefit of creditors or (c) a receiver or trustee be appointed for all or any significant part of Pledgor’s assets. This Agreement and the Obligations will continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference”, “fraudulent conveyance”, or otherwise, all as though such payment or performance had not been made.

12. Pledgee’s Duties and Standard of Care. Pledgee shall have no responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to Collateral, whether or not Pledgee has actual knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral, except to act in good faith. Pledgee’s powers hereunder are conferred solely to protect its interest in the Collateral and do not impose any duty upon it to exercise any such powers. Neither Pledgee nor any of its officers or their partners, officers, directors, employees, designees, agents or counsel, will be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct, nor under any circumstances have any liability to Pledgor for lost profits or other special or consequential damages. Notwithstanding anything to the contrary herein, in no event shall the limited partners of any partnership on whose behalf Pledgee acts, or fails to act, have any liability or obligations hereunder.

13. Expenses; Indemnity. Pledgor will, on an after-tax basis, indemnify, reimburse, defend and hold Pledgee harmless from and against any and all costs, expenses, actions, claims, demands, losses, judgments, attorneys’ fees, and liabilities of any kind incurred in connection with, relating to or arising out of this Agreement or the Collateral, whether arising before or after the commencement of any insolvency or bankruptcy proceedings, including without limitation those incurred (a) in relation to any provision hereof, (b) upon any Event of Default or the exercise of any remedy herein or any enforcement of this Agreement or Pledgee’s interest in the Collateral, (c) in the event of Pledgor’s insolvency or bankruptcy, (d) in defense of any litigation or any action in the nature of voidable preference or fraudulent conveyance, or (e) to remove or contest any lien or security interest or right of another against any Collateral. Pledgor will reimburse Pledgee for all amounts due hereunder, together with interest thereon accruing five days after notice thereof at the lower of eighteen percent per annum or the highest rate permitted under applicable law. If Pledgor fails to pay or perform any of its obligations hereunder, Pledgee at any time may, but is not obligated to, pay or perform the same without waiving any Event of Default or Default or any of Pledgee’s rights or remedies. Pledgor hereby authorizes and approves all such advances and payments.

14. Events Of Default. The occurrence of an “Event of Default” under the Loan Agreement shall at Pledgee’s option constitute an “Event of Default” pursuant to this Agreement. A “Default” is an event that, with the passing of time or the giving of notice, or both, would become an Event of Default.

15. Remedies. Upon the occurrence of any Event of Default, and so long as such Event of Default has not been cured, Pledgee may, without notice or demand, do any one or more of the following, all of which are authorized by Pledgor:

(a) Foreclosure. Pledgee may exercise all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral), including foreclosure on the Collateral in any way permitted by law, and also may: (i) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Pledgee’s offices, Pledgor’s premises, at any exchange, broker’s board, or elsewhere, for cash, on credit or for future delivery, by way of one or more contracts or transactions, and upon such other terms as Pledgee may deem commercially reasonable. Pledgee shall not be not obligated to make any sale of Collateral regardless of notice of sale having been given. It is not necessary that the Collateral be present at any such sale. Pledgee may adjourn any public sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b) Notice of Disposition of Collateral. Pledgor agrees that commercial reasonableness and good faith require Pledgee to give Pledgor no more than ten business days prior written notice of (i) the time and place of any public disposition of Collateral or (ii) the time after which any private disposition is to be made.

(c) Application of Proceeds. The proceeds from any sale or other disposition of Collateral by Pledgee may, at Pledgee’s discretion, be held by Pledgee as Collateral, and then or at any time thereafter applied in whole or in part to:

(1) First. Amounts due to Pledgee pursuant to the terms hereof. If the sum realized from the exercise by Pledgee of its remedies hereunder is not sufficient to pay all such amounts, Pledgor hereby agrees to pay any deficiency to Pledgee upon demand.

(2) Second. After payment of the aforesaid, the balance, if any, to pay the Obligations in Pledgee’s sole and absolute discretion, despite contrary instructions which Pledgee may receive from any third party.

(3) Third. The surplus remaining, if any, to Pledgor.

(d) Remedies Cumulative; Pledgee Nonwaiver. Pledgee’s rights and remedies hereunder and under all other agreements are cumulative. No exercise by Pledgee of one right or remedy is an election, and no waiver by Pledgee of any Event of Default is a continuing waiver. Pledgee’s delay or omission to exercise any right or remedy is not a waiver thereof or of any other right or remedy. A waiver on one occasion is not a bar to or waiver of any right or remedy on any other occasion. Any power or authority granted to Pledgee hereunder is additionally granted to any and all designees, agents, officers, partners, directors, employees, attorneys and accountants of Pledgee.

(e) Election of Remedies. To the extent that any Obligations are now or hereafter secured by property other than the Collateral or by a guarantee, endorsement or property of any other entity, then Pledgee has the right to proceed against such other property, guarantee or endorsement upon an Event of Default, and the sole discretion to determine which rights, actions, security, liens, security interests or remedies to pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of the remainder of the Obligations or any of Pledgee’s rights or Pledgor’s obligations hereunder.

16. WAIVERS. Pledgor hereby irrevocably waives all of the following:

(a) Any right to assert against Pledgee as a defense, counterclaim, set-off or crossclaim, any defense (legal or equitable), set-off, counterclaim, crossclaim and/or other claim (i) which Pledgor may now or at any time hereafter have against any party liable to Pledgee in any way or manner, or (ii) arising directly or indirectly from the present or future lack of perfection, sufficiency, validity and/or enforceability of any Loan Document, or any security interest.

(b) The right, if any, to require Pledgee to (i) proceed against any person liable for any of the Obligations as a condition to or prior to proceeding hereunder; and (ii) foreclose upon, sell or otherwise realize upon or collect or apply any other property, real or personal, securing any of the Obligations, as a condition to, or prior to proceeding hereunder.

(c) If Pledgee seeks to take possession of any or all of the Collateral by judicial process: (1) any bond and any surety or security relating thereto which is otherwise required by any statute, court rule or otherwise as an incident to such possession; (2) any demand for possession prior to the commencement of any suit or action to recover possession thereof; and (3) any requirement that Pledgee retain possession and not dispose of any such Collateral until after trial or final judgment.

17. CHOICE OF LAW AND FORUM; WAIVER OF JURY TRIAL. This Agreement has been entered into and performance is due in the State of California. This Agreement, all transactions hereunder, and all rights and liabilities of the parties hereto shall be governed and construed in accordance with, the laws of the State of California. Any controversy or claim arising out of or relating to this Agreement or its performance shall be tried and litigated at Pledgee’s election in the State and Federal Courts in the County of San Francisco. Pledgor waives any right it may have to assert the doctrine of forum non conveniens or to object to venue to the extent any proceeding is brought in accordance with this Section. PLEDGEE AND PLEDGOR EACH HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY CASE, ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING HERETO, ANY DOCUMENTS DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, INCLUDING, WITHOUT LIMITATION, TORT OR BREACH OF DUTY CLAIMS. No provision hereof shall limit Pledgee’s right to (a) exercise self-help remedies such as set-off or (b) seek provisional or ancillary remedies, including without limitation writs or actions for possession, attachment, detinue or relief from stay, from a court of competent jurisdiction before, after, or during the pendency of any proceeding. If any agent appointed by Pledgor refuses or is unavailable to accept service or process, Pledgor hereby agrees that service upon it as provided in the Notices Section shall constitute sufficient notice. Nothing herein shall affect the right of Pledgee to serve process in any other manner permitted by law or to bring proceedings against Pledgor in the courts of any other jurisdiction otherwise available by law.

18. Notices. Any notice or demand hereunder shall be effective only if in writing and delivered either personally, by Federal Express, United States certified mail, return receipt requested, or telefacsimile transmission, at the following addresses and telefacsimile numbers or as the parties shall notify each other from time to time-pursuant to this Section. For Pledgee: 3555 Alameda de las Pulgas, Suite 200, Menlo Park, California 94025, Attention: Contracts Administration. For Pledgor: 20 25 First Street, 4th Floor, Cambridge, MA 02121, Attention: Chief Financial Officer. All document delivery costs and expenses, including without limitation charges for Federal Express, telefacsimile, and messenger, shall be borne by Pledgor. Notice by mail shall be deemed effective on the third day after deposit with the United States Postal Service; notice by telefacsimile shall be deemed effective and received at the time stated on the telefacsimile confirmation slip printed by the sender’s telefacsimile machine; otherwise notice shall be deemed effective upon receipt.

19. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

20. Integration Clause. This Agreement constitutes the entire agreement and understanding of the Pledgor and Pledgee with respect to their subject matter. All prior understandings, whether oral or written, are hereby superceded, merged hereinto, and replaced hereby. THIS AGREEMENT MAY BE MODIFIED ONLY BY A WRITING SIGNED BY ALL PARTIES HERETO. To the extent any provision hereof renders ineffective and unenforceable any of the Obligations or any Loan Document, that provision shall be severed from the remainder hereof such that this Agreement may be construed to carry out its essential purpose of providing collateral security to the Pledgee for the Loan Documents. There are no intended third-party beneficiaries.

21. Successors and Assigns. All of the rights, privileges, remedies and options given to Pledgee hereunder shall inure to the benefit of its successors and assigns; and all of the terms, conditions, warranties, and representations hereof shall inure to the benefit of and bind the representatives, successors and assigns of Pledgee and Pledgor.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the date first above written.

PLEDGEE AND AGENT:

LIGHTHOUSE CAPITAL PARTNERS VI, L.P.

BY:	Lighthouse Management Partners VI, L.L.C. its general partner

Signature:	/s/ Ryan Turner
Print Name:	Ryan Turner
Title:	Managing Director

LENDERS:

LIGHTHOUSE CAPITAL PARTNERS VI, L.P.

BY:	Lighthouse Management Partners VI, L.L.C. its general partner

Signature:	/s/ Ryan Turner
Print Name:	Ryan Turner
Title:	Managing Director

PINNACLE VENTURES, L.L.C,, as agent on behalf of the Lenders below a Delaware limited liability company

By:	/s/ Robert N. Savoie
Robert N. Savoie
Chief Operating Officer

LENDERS:

PINNACLE VENTURES II-A (SUB), L.P.,

a Delaware limited partnership

PINNACLE VENTURES II-B, L.P.,

a Delaware limited partnership

PINNACLE VENTURES II-C, L.P.,

a Delaware limited partnership

PINNACLE VENTURES II-R (SUB), L.P.,

a Delaware limited partnership

By:	Pinnacle Ventures Management II, L.L.C., their general partner

By:	/s/ Robert N. Savoie
Robert N. Savoie
Chief Financial Officer

PINNACLE VENTURES DEBT FUND III-A (SUB), L.P., a Delaware limited partnership PINNACLE VENTURES DEBT FUND III, L.P., a Delaware limited partnership

By:	Pinnacle Ventures Management III, L.L.C., their general partner

By:	/s/ Robert N. Savoie
Robert N. Savoie
Chief Financial Officer

PLEDGOR:

ZIPCAR, INC. a Delaware corporation

By	/s/ Scott W. Griffith
Its	Chairman & CEO

SHARE PLEDGE AGREEMENT

THIS SHARE PLEDGE AGREEMENT (this “Agreement”), dated as of March 12, 2010, is made by ZIPCAR, INC., a Delaware corporation (the “Pledgor”), in favor of LIGHTHOUSE CAPITAL PARTNERS VI, L.P., a Delaware limited partnership (“Pledgee”) for itself and as Agent for the Lenders (each as defined in the Loan Agreement, defined below), with reference to the following:

WHEREAS, Pledgor owes certain obligations of payment and performance to Lenders pursuant to the terms of that certain Loan and Security Agreement number 1222 dated March 12, 2010 (the “Loan Agreement” and collectively with all instruments entered into in connection therewith, and all as amended from time to time, the “Loan”; collectively with the all other documents entered in connection therewith, the “Loan Documents”);

WHEREAS, Pledgor is the owner of 100% of the /membership interests of Zipcar Vehicle Financing LLC, a Delaware limited liability company (“Company”), and has agreed to pledge to Pledgee all of such membership interests (the “Pledged Shares”); and

WHEREAS, Pledgor by this Agreement agrees to pledge to Agent the Pledged Shares as more fully set forth and agreed to below as a condition to the Loan.

NOW, THEREFORE, pursuant to the Loan Documents, and in consideration of the mutual promises herein contained and for such other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Rules of Construction. Terms not otherwise defined herein and defined in the California Uniform Commercial Code (the “UCC”) shall have the meaning stated therein. “Hereof,” “herein,” “hereunder,” and similar words refer to this Agreement in its entirety. Sections, Exhibits and Schedules refer to Sections, Exhibits and Schedules of this Agreement unless otherwise stated. “Or” is not necessarily exclusive. “Including” is not limiting. All accounting terms and computations will be construed in accordance with generally accepted accounting principles consistently applied.

2. Creation of Security Interest.

(a) Pledgor hereby pledges to Agent, and grants to Agent a continuing security interest in, all of the following property (collectively, the “Collateral”): (a) the Pledged Shares and all Dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares, (b) all cash or other property that comes into the possession of Pledgee in which a security interest may be perfected by possession; and (c) all present and future direct or indirect products and proceeds of the foregoing in whatever form and wherever located, whether arising from a voluntary or involuntary event, including, without limitation, proceeds of proceeds, and all claims against third parties. Pledgor and Agent acknowledge and agree that in lieu of delivery of any certificates representing the Pledged Shares, the Pledgor and Company shall execute and deliver to Agent the form of Acknowledgment of Security Interest and Pledge attached hereto as Exhibit A.

(b) It is expressly agreed and understood that notwithstanding the foregoing and the provisions of paragraph 4(a) below, Agent, as of the date hereof, has been granted a security interest in the Pledged Shares as collateral under that certain Loan and Security Agreement Number 1221 dated by and between Lighthouse Capital Partners VI, L.P. (“Lighthouse”) and the related Stock Pledge Agreement dated as of May 29, 2008 (the “Lighthouse Pledge Agreement”). Pledgor and the Borrowers named therein (the “Senior Credit Agreement”). Agent and Pledgor agree that this Agreement together with the form Acknowledgment of the Pledged Shares shall now be operative to perfect the security interest (i) of Lighthouse, with respect to the Senior Credit Agreement, and (ii) of

Agent, for itself and as Agent for the Lenders, with respect to the Loan Agreement. In the event that all Obligations (as defined under the Senior Credit Agreement) are satisfied in full, this Pledge Agreement and Agent’s possession of the Pledged Shares (unless such possession is relinquished upon such satisfaction) shall remain operative to perfect the Agent’s security interest in the Pledged Shares and all parties agree that the original date of perfection of the security interest of Agent in the Pledged Shares shall be deemed to be the date hereof unless otherwise required pursuant to the terms of an Agency and Intercreditor Agreement by and among Agent, the Lender parties to the Loan Agreement and the Borrower (as defined in the Loan Agreement). The parties acknowledge and agree that any rights granted to Agent hereunder, shall be subject only to the identical rights granted prior in time to Lighthouse acting for itself under the Lighthouse Stock Pledge Agreement, subject only to Permitted Liens (as defined in the Loan Agreement).

3. The Obligations. The Collateral secures and will secure the prompt payment and performance by Pledgor and Company of all of obligations under the Loan Documents excluding any obligations under the Warrant (as defined in the Loan Agreement), any stockholder agreement, management rights letter, or registration rights agreement to which Lender is made a party and any inchoate indemnity obligations (the “Obligations”).

4. Perfection of Security Interest. Pledgee may do anything which it deems reasonably necessary to perfect its interest in any Collateral. Without limiting the generality of the foregoing:

(a) Delivery of Collateral. All certificates or instruments representing or evidencing the Collateral, if any, shall be delivered to and held by Pledgee pursuant hereto and shall be accompanied by a duly executed instrument of transfer in blank together with any other documents relating to the Collateral which Pledgee requires, all in form and substance reasonably satisfactory to Pledgee. Pledgee shall have the right, at any time in its discretion and without notice to Pledgor, upon the occurrence of an Event of Default, to transfer to or register in the name of Pledgee or any of its nominees any or all of the Collateral. In addition, Pledgee shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral, if any, for certificates or instruments of smaller or larger denominations.

(b) Further Assurances. At any time and from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or desirable, or that Pledgee may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Pledgee to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

(c) Power of Attorney. Pledgor hereby irrevocably appoints Pledgee Pledger’s attorney-in-fact and authorizes Pledgee, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, to exercise at any time in Pledgee’s discretion all or any of the following powers, at Pledgor’s sole expense, which powers of attorney, being coupled with an interest, are irrevocable throughout the term hereof: (i) to take any action or to execute any instrument to accomplish the purposes hereof and to sign Pledgor’s name upon documents to be executed, recorded, or filed to perfect or continue perfected Pledgee’s security interest in the Collateral, including, without limitation, to receive, endorse and collect all instruments made payable to Pledgor representing any Dividend or any part thereof and to give full discharge for the same; (ii) during the continuance of an Event of Default, to settle any claim or other matter with respect to any insurance concerning the Collateral, and to obtain at Pledgor’s expense and adjust insurance required to be paid hereunder; (iii) during the continuance of an Event of Default, to file any claim, action, or proceeding deemed advisable with respect to any of the Collateral; and (iv) after an Event of Default or Default, to exercise any voting or other rights with respect to the shares as determined by Pledgee in its sole and absolute discretion. Pledgor ratifies and approves all such acts.

(d) Notification. Pledgee may at its option at any time, whether or not an Event of Default has occulted, notify any person or entity of Pledgee’s interest in the Collateral.

5. Term of Security Interest. This Agreement and the rights granted to Pledgee herein will continue in full force and effect until the final and indefeasible payment and performance in full of all Obligations. Upon such termination, Pledgee will, at Pledgor’s expense, execute and deliver to Pledgor such documents as Pledgor reasonably requests to evidence such termination, including but not limited to UCC Termination Statements.

6. Representations and Warranties. Pledgor represents and warrants that:

(a) Defaults. No Event of Default or Default has occurred.

(b) Authority. This Agreement is valid, binding and enforceable against Pledgor in accordance with its terms. Pledgor is a corporation duly incorporated under the laws of Delaware and has all corporate power, permits, legal authority, and intellectual property rights as are necessary to (i) conduct its business as now conducted except as would not reasonably be likely to have a material adverse effect on the Pledgor, (ii) execute and deliver this Agreement and perform its obligations hereunder (iii) pledge the Collateral and (iv) permit the exercise by Pledgee of the voting or other rights or remedies provided herein (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally or laws affecting Pledgee specifically), and no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required. Pledgor is in good standing in each jurisdiction in which it conducts business. The person executing this Agreement on behalf of Pledgor is duly authorized to do so.

(c) Validity. Subject only to the provisions of paragraph 2(b), this Agreement creates a valid and perfected security interest in the Collateral, securing the Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken. Subject only to the provisions of paragraph 2(b), the pledge of the Collateral pursuant hereto creates a valid and perfected security interest in the Collateral, securing the Obligations.

(d) Pledged Shares. The Pledged Shares have been, and the Dividends will be, duly authorized and validly issued and fully paid. Pledgor is the legal and beneficial owner of the Collateral free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement, and any Permitted Lien (as defined in the Loan Agreement). The Pledged Shares constitute the entire issued share capital of Company.

7. Voting Rights. So long as no Event of Default or Default has occurred and is continuing, Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms hereof; provided, however, that Pledgor shall give Pledgee five days advance notice of the manner in which it intends to exercise such rights and not exercise or refrain from exercising any such right if, in Pledgee’s judgment, acting reasonably, such action would have a material adverse effect on the value of the Collateral or any part thereof, provided, however, such notice shall only be required to be given with respect to an extraordinary transaction concerning the Collateral or the Company. Pledgee shall execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting and other rights which it is entitled to exercise. Upon an Event of Default or Default, all rights of Pledgor to exercise such voting and other consensual rights shall cease, and all such rights shall thereupon become vested in Pledgee, who shall thereupon have the sole right to exercise such voting and other consensual rights.

8. Dividends. So long as any Obligations remain outstanding, whether or not the time for performance or payment thereof shall have expired, Pledgor shall not be entitled to receive any dividend, interest, instrument, distribution, exchange or conversion payable in cash, property, securities or otherwise, received, receivable or otherwise distributed, automatically or otherwise, in respect of, in connection with, or in exchange or conversion for, any Collateral, including without limitation securities deliverable upon recapitalization, reclassification, adjustment, merger or consolidation (collectively, “Dividends”), and all Dividends shall be forthwith delivered to Pledgee to hold as Collateral and shall, if received by Pledgor, be received in trust for the benefit of Pledgee and segregated from Pledgor’s other property or funds and be forthwith delivered in kind to Pledgee as Collateral, with any endorsement or other mark required by Pledgee for the protection of its interests or the exercise of its rights hereunder.

9. Covenants. Pledgor covenants that, except with the prior written consent of Pledgee to the contrary:

(a) Transfers. Pledgor will not (i) sell or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (ii) create or permit to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Collateral, except for the security interest hereunder and any Permitted Lien (as defined in the Loan Agreement).

(b) Issuances. Pledgor will (i) cause Company not to issue any shares or other securities in addition to or in substitution for the Pledged Shares issued by Company and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares or other securities of Company.

(c) Notification. Pledgor will give Pledgee thirty days’ prior written notice of any change of its address, name or form of business organization. Before changing the same, Pledgor will execute and deliver to Pledgee such financing statements and other documents as Pledgee may reasonably require to continue the perfection of its security interest in the Collateral.

(d) Collateral Taxes. Pledgor will pay when due, indemnify and hold harmless, and reimburse Pledgee for, on an after-tax basis, all Collateral Taxes. “Collateral Taxes” means all foreign, federal, state and local taxes, assessments, and other governmental charges of any kind, and any interest, fines or penalties thereon, which may be levied, directly or indirectly, with respect to any Collateral or its delivery, ownership, possession, documentation, or other disposition or upon the receipts or earnings arising therefrom, regardless of whether levied against Pledgee or Pledgor. Pledgor will execute and deliver to Pledgee, on demand, appropriate certificates attesting to the payment or deposit thereof. Pledgee may, but is not obligated to, pay any Collateral Taxes without waiving the foregoing indemnity. Pledgor may, after proper payment of Collateral Taxes, at its own expense contest the same in good faith with the appropriate taxing authority, provided that said contest is not adverse to Pledgee, does not in any way put at risk Pledgee’s interest herein or in any Collateral and does not create the risk of any further Collateral Taxes.

(e) Reports. Pledgor will furnish Pledgee with such information and copies of such documents relating to this Agreement, Pledgor, Company, or the Collateral as Pledgee may reasonably request from time to time.

10. Security Interest Absolute. All rights of Pledgee and the security interest granted hereby, and all obligations of Pledgor hereunder, are absolute and unconditional irrespective of: (a) any lack of validity or enforceability of any Loan Document or any other agreement or instrument relating thereto; (b) any amendment to, or waiver of, or any consent to any departure from, any Loan Document; (c) any exchange, release or non perfection of any interest in, collateral for, or property subject to any Loan Document, or any release under, amendment to, or waiver of, or consent to departure from, any guaranty for all or any Loan Document; (d) Pledgor’s bankruptcy, insolvency, reorganization, liquidation or any discharge or modification of Obligations under any Loan Document; or (e) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor or a third party pledgor against Pledgee. Pledgee may release, surrender or substitute any Collateral, property or other security; or accept any type of further Collateral or security, without in any way affecting the Obligations. Consent is hereby given to delay or indulgence in enforcing payment or performance of any of the Obligations.

11. Reinstatement. This Agreement will remain in full force and effect and continue to be effective should (a) any petition be filed by or against Pledgor for liquidation or reorganization, (b) Pledgor become insolvent or make an assignment for the benefit of creditors or (c) a receiver or trustee be appointed for all or any significant part of Pledgor’s assets. This Agreement and the Obligations will continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference”, “fraudulent conveyance”, or otherwise, all as though such payment or performance had not been made.

12. Pledgee’s Duties and Standard of Care. Pledgee shall have no responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to Collateral, whether or not Pledgee has actual knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral, except to act in good faith. Pledgee’s powers hereunder are conferred solely to protect its interest in the Collateral and do not impose any duty upon it to exercise any such powers. Neither Pledgee nor any of its officers or their partners, officers, directors, employees, designees, agents or counsel, will be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct, nor under any circumstances have any liability to Pledgor for lost profits or other special or consequential damages. Notwithstanding anything to the contrary herein, in no event shall the limited partners of any partnership on whose behalf Pledgee acts, or fails to act, have any liability or obligations hereunder.

13. Expenses; Indemnity. Pledgor will, on an after-fax basis, indemnify, reimburse, defend and hold Pledgee harmless from and against any and all costs, expenses, actions, claims, demands, losses, judgments, attorneys’ fees, and liabilities of any kind incurred in connection with, relating to or arising out of this Agreement or the Collateral, whether arising before or after the commencement of any insolvency or bankruptcy proceedings, including without limitation those incurred (a) in relation to any provision hereof, (b) upon any Event of Default or the exercise of any remedy herein or any enforcement of this Agreement or Pledgee’s interest in the Collateral, (c) in the event of Pledgor’s insolvency or bankruptcy, (d) in defense of any litigation or any action in the nature of voidable preference or fraudulent conveyance, or (e) to remove or contest any lien or security interest or right of another against any Collateral. Pledgor will reimburse Pledgee for all amounts due hereunder, together with interest thereon accruing five days after notice thereof at the lower of eighteen percent per annum or the highest rate permitted under applicable law. If Pledgor fails to pay or perform any of its obligations hereunder, Pledgee at any time may, but is not obligated to, pay or perform the same without waiving any Event of Default or Default or any of Pledgee’s rights or remedies. Pledgor hereby authorizes and approves all such advances and payments.

14. Events Of Default. The occurrence of an “Event of Default” under the Loan Agreement shall at Pledgee’s option constitute an “Event of Default” pursuant to this Agreement. A “Default” is an event that, with the passing of time or the giving of notice, or both, would become an Event of Default.

15. Remedies. Upon the occurrence of any Event of Default, and so long as such Event of Default has not been cured, Pledgee may, without notice or demand, do any one or more of the following, all of which are authorized by Pledgor:

(a) Foreclosure. Pledgee may exercise all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral), including foreclosure on the Collateral in any way permitted by law, and also may: (i) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Pledgee’s offices, Pledgor’s premises, at any exchange, broker’s board, or elsewhere, for cash, on credit or for future delivery, by way of one or more contracts or transactions, and upon such other terms as Pledgee may deem commercially reasonable. Pledgee shall not be not obligated to make any sale of Collateral regardless of notice of sale having been given. It is not necessary that the Collateral be present at any such sale. Pledgee may adjourn any public sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b) Notice of Disposition of Collateral. Pledgor agrees that commercial reasonableness and good faith require Pledgee to give Pledgor no more than ten business days prior written notice of (i) the time and place of any public disposition of Collateral or (ii) the time after which any private disposition is to be made.

(c) Application of Proceeds. The proceeds from any sale or other disposition of Collateral by Pledgee may, at Pledgee’s discretion, be held by Pledgee as Collateral, and then or at any time thereafter applied in whole or in part to:

(1) First. Amounts due to Pledgee pursuant to the terms hereof. If the sum realized from the exercise by Pledgee of its remedies hereunder is not sufficient to pay all such amounts, Pledgor hereby agrees to pay any deficiency to Pledgee upon demand.

(2) Second. After payment of the aforesaid, the balance, if any, to pay the Obligations in Pledgee’s sole and absolute discretion, despite contrary instructions which Pledgee may receive from any third party.

(3) Third. The surplus remaining, if any, to Pledgor.

(d) Remedies Cumulative; Pledgee Nonwaiver. Pledgee’s rights and remedies hereunder and under all other agreements are cumulative. No exercise by Pledgee of one right or remedy is an election, and no waiver by Pledgee of any Event of Default is a continuing waiver. Pledgee’s delay or omission to exercise any right or remedy is not a waiver thereof or of any other right or remedy. A waiver on one occasion is not a bar to or waiver of any right or remedy on any other occasion. Any power or authority granted to Pledgee hereunder is additionally granted to any and all designees, agents, officers, partners, directors, employees, attorneys and accountants of Pledgee.

(e) Election of Remedies. To the extent that any Obligations are now or hereafter secured by property other than the Collateral or by a guarantee, endorsement or property of any other entity, then Pledgee has the right to proceed against such other property, guarantee or endorsement upon an Event of Default, and the sole discretion to determine which rights, actions, security, liens, security interests or remedies to pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of the remainder of the Obligations or any of Pledgee’s rights or Pledgor’s obligations hereunder.

16. WAIVERS. Pledgor hereby irrevocably waives all of the following:

(a) Any right to assert against Pledgee as a defense, counterclaim, set-off or crossclaim, any defense (legal or equitable), set-off, counterclaim, crossclaim and/or other claim (i) which Pledgor may now or at any time hereafter have against any party liable to Pledgee in any way or manner, or (ii) arising directly or indirectly from the present or future lack of perfection, sufficiency, validity and/or enforceability of any Loan Document, or any security interest.

(b) The right, if any, to require Pledgee to (i) proceed against any person liable for any of the Obligations as a condition to or prior to proceeding hereunder; and (ii) foreclose upon, sell or otherwise realize upon or collect or apply any other property, real or personal, securing any of the Obligations, as a condition to, or prior to proceeding hereunder.

(c) If Pledgee seeks to take possession of any or all of the Collateral by judicial process: (1) any bond and any surety or security relating thereto which is otherwise required by any statute, court rule or otherwise as an incident to such possession; (2) any demand for possession prior to the commencement of any suit or action to recover possession thereof; and (3) any requirement that Pledgee retain possession and not dispose of any such Collateral until after trial or final judgment.

17. CHOICE OF LAW AND FORUM; WAIVER OF JURY TRIAL. This Agreement has been entered into and performance is due in the State of California. This Agreement, all transactions hereunder, and all rights and liabilities of the parties hereto shall be governed and construed in accordance with, the laws of the State of California. Any controversy or claim arising out of or relating to this Agreement or its performance shall be tried and litigated at Pledgee’s election in the State and Federal Courts in the County of San Francisco. Pledgor waives any right it may have to assert the doctrine of forum non conveniens or to object to venue to the extent any proceeding is brought in accordance with this Section. PLEDGEE AND PLEDGOR EACH HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY CASE, ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING HERETO, ANY DOCUMENTS DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, INCLUDING, WITHOUT LIMITATION, TORT OR BREACH OF DUTY CLAIMS. No provision hereof shall limit Pledgee’s right to (a) exercise self-help remedies such as set-off or (b) seek provisional or ancillary remedies, including without limitation writs or actions for possession, attachment, detinue or relief from stay, from a court of competent jurisdiction before, after, or during the pendency of any proceeding. If any agent appointed by Pledgor refuses or is unavailable to accept service or process, Pledgor hereby agrees that service upon it as provided in the Notices Section shall constitute sufficient notice. Nothing herein shall affect the right of Pledgee to serve process in any other manner permitted by law or to bring proceedings against Pledgor in the courts of any other jurisdiction otherwise available by law.

18. Notices. Any notice or demand hereunder shall be effective only if in writing and delivered either personally, by Federal Express, United States certified mail, return receipt requested, or telefacsimile transmission, at the following addresses and telefacsimile numbers or as the parties shall notify each other from time to time pursuant to this Section. For Pledgee: 3555 Alameda de las Pulgas, Suite 200, Menlo Park, California 94025, Attention: Contracts Administration. For Pledgor: 20 25 First Street, 4th Floor, Cambridge, MA 02121, Attention: Chief Financial Officer. All document delivery costs and expenses, including without limitation charges for Federal Express, telefacsimile, and messenger, shall be borne by Pledgor. Notice by mail shall be deemed effective on the third day after deposit with the United States Postal Service; notice by telefacsimile shall be deemed effective and received at the time stated on the telefacsimile confirmation slip printed by the sender’s telefacsimile machine; otherwise notice shall be deemed effective upon receipt.

19. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

20. Integration Clause. This Agreement constitutes the entire agreement and understanding of the Pledgor and Pledgee with respect to their subject matter. All prior understandings, whether oral or written, are hereby superceded, merged hereinto, and replaced hereby. THIS AGREEMENT MAY BE MODIFIED ONLY BY A WRITING SIGNED BY ALL PARTIES HERETO. To the extent any provision hereof renders ineffective and unenforceable any of the Obligations or any Loan Document, that provision shall be severed from the remainder hereof such that this Agreement may be construed to carry out its essential purpose of providing collateral security to the Pledgee for the Loan Documents. There are no intended third-party beneficiaries.

21. Successors and Assigns. All of the rights, privileges, remedies and options given to Pledgee hereunder shall inure to the benefit of its successors and assigns; and all of the terms, conditions, warranties, and representations hereof shall inure to the benefit of and bind the representatives, successors and assigns of Pledgee and Pledgor.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the date first above written.

PLEDGEE AND AGENT:

LIGHTHOUSE CAPITAL PARTNERS VI, L.P.

BY:	Lighthouse Management Partners VI, L.L.C. its general partner

Signature:	/s/ Ryan Turner
Print Name:	Ryan Turner
Title:	Managing Director

LENDERS:

LIGHTHOUSE CAPITAL PARTNERS VI, L.P,

BY:	Lighthouse Management Partners VI, L.L.C. its general partner

Signature:	/s/ Ryan Turner
Print Name:	Ryan Turner
Title:	Managing Director

PINNACLE VENTURES, L.L.C., as agent on behalf of the Lenders below a Delaware limited liability company

By:	/s/ Robert N. Savoie
Robert N. Savoie
Chief Operating Officer

LENDERS:

PINNACLE VENTURES II-A (SUB), L.P.,

a Delaware limited partnership

PINNACLE VENTURES II-B, L.P.,

a Delaware limited partnership

PINNACLE VENTURES II-C, L.P.,

a Delaware limited partnership

PINNACLE VENTURES II-R (SUB), L.P.,

a Delaware limited partnership

PINNACLE VENTURES DEBT FUND III-A (SUB), L.P.,

a Delaware limited partnership

PINNACLE VENTURES DEBT FUND III, L.P.,

a Delaware limited partnership

By:	Pinnacle Ventures Management II, L.L.C., their general partner

By:	/s/ Robert N. Savoie
Robert N. Savoie
Chief Financial Officer

PINNACLE VENTURES DEBT FUND III-A (SUB), L.P., a Delaware limited partnership PINNACLE VENTURES DEBT FUND III, L.P., a Delaware limited partnership

By:	Pinnacle Ventures Management III, L.L.C., their general partner

By:	/s/ Robert N. Savoie
Robert N. Savoie
Chief Financial Officer

PLEDGOR:

ZIPCAR, INC. a Delaware corporation

By	/s/ Scott W. Griffith
Its	Chairman & CEO

EXHIBIT A

FORM ACKNOWLEDGEMENT OF SECURITY INTEREST AND PLEDGE

The undersigned, Zipcar, Inc. and Zipcar Vehicle Financing LLC by their authorized representatives, hereby acknowledge that a valid security interest in the equity securities of Zipcar Vehicle Financing LLC has been granted by Zipcar, Inc. to the Agent and the Lenders under the terms of that certain Loan and Security Agreement number 1222 dated March 12, 2010, and that such security interest is further evidenced by the Share Pledge Agreement of even date herewith between Zipcar, Inc. and Agent and the Lenders. This Acknowledgement of Security Interest and Pledge is made in lieu of physical delivery of certificates representing the “Pledged Securities” (as defined in the Share Pledge Agreement) but shall serve as evidence of the pledge of the Pledged Shares.

ZIPCAR, INC. a Delaware corporation

By	/s/ Scott W. Griffith
Its	Chairman & CEO

ZIPCAR VEHICLE FINANCING LLC a Delaware limited liability company

By	/s/ Scott W. Griffith
Its	President & Director

EXHIBIT K

THRESHOLD AMOUNT CALCULATION

The undersigned, to induce LIGHTHOUSE CAPITAL PARTNERS VI, L.P. (“Agent” on behalf of Lenders), to extend or continue financial accommodations to ZIPCAR, INC., a Delaware corporation, ZIPCAR NEW YORK, INC., a Delaware corporation, ZIPCAR WASHINGTON, INC., a Delaware corporation, ZIPCAR CALIFORNIA, INC., a Delaware corporation, ZIPCAR ON CAMPUS, INC., a Delaware corporation, MOBILITY, INC., a Washington corporation, and FLEXCAR ATLANTA LLC, a Delaware limited liability company (collectively, the “Borrower”) pursuant to the terms of that certain Loan and Security Agreement dated March 12, 2010 (the “Loan Agreement”), hereby certifies that on the date hereof:

Vehicle Lease and Financing Arrangements as of _________:

Name of Lender/Lessor	Total Credit Line	Amount Available	Collateral Deposit

Total Credit Lines:	$_____________________	TOTAL:	$_____________________

New (established in 20___) Vehicle Lease and Financing Arrangements as of _________:

Name of Lender/Lessor	Total Credit Line	Amount Available	Collateral Deposit

Total New Credit Lines:	$_____________________	TOTAL:	$_____________________

Other pledged cash or pledged amounts as of ______________:

Name of Pledgee	Collateral Deposit

___________________________________	________________________
TOTAL: $________________

5

Borrower is in compliance with the definition of “Threshold Amount” as set forth in the Loan Agreement.

ZIPCAR, INC.

By:
Name:
Title:

6

SCHEDULE 1

DISCLOSURE SCHEDULE

DEPOSIT AND SECURITIES ACCOUNTS

	Account Information:	Contact Information for Account:	Account Ownership
Account Number 1 (ACH Account)	Bank Name: Silicon Valley Bank Address: 3003 Tasman Drive City, State, Zip: Santa Clara, CA 95054 Phone: (408) 654-7400 Fax: (617) 969-5965 Type of Account: Checking Account number: 3300614729	Contact Name: Katie Marshall Phone: (617) 630-4120 Fax: (617) 969-5965 E-mail: kmarshall@svb.com	Parent

Account Number 2 (CD)

Bank Name: Bank of America

Address: 800 Fifth Avenue, Floor 36

City, State, Zip: Seattle, WA 98104

Phone:     (206) 358-0586

Fax:

Type of Account: restricted cash pledged to Bank of America to secure letter of credit number 3081863 issued to Gelco Corporation (GE Leasing)

Account number: 22298407

		Contact Name: Kaye Shields Phone: (206) 358-0586 Fax: E-mail: Kaye.M.Shields@bankofamerica.com	Flexcar

Account Number 3 (CD)	Bank Name: KeyBank Address: 4910 Tiedeman Rd. City, State, Zip: Cleveland, OH 44144 Phone: (216) 813-3692 Fax: (216)813-3719 Type of Account: restricted cash account Account number: S312163	Contact Name: Thomas Stich Phone: (802) 660-4270 Fax: E-mail: Thomas_Paul_Stich@KeyBank.com	Parent

Account Number 4 (Checking)	Bank Name: Silicon Valley Bank Address: 3003 Tasman Drive City, State, Zip: Santa Clara, CA 95054 Phone: (408) 654-7400 Fax: (617) 969-5965 Type of Account: Checking Account number: 3300619112	Contact Name: Katie Marshall Phone: (617) 630-4120 Fax: (617) 969-5965 E-mail: kmarshall@svb.com	Parent

1

Account Number 5 (Investment)	Bank Name: Silicon Valley Bank Address: 3003 Tasman Drive City, State, Zip: Santa Clara, CA 95054 Phone: (408) 654-7400 Fax: (617) 969-5965 Type of Account: Investment Account number: 48605641	Contact Name: Katie Marshall Phone: (617) 630-4120 Fax: (617) 969-5965 E-mail: kmarshall@svb.com	Parent

Account Number 6 (Checking Account)	Bank Name: Bank of Montreal Address: 55 Bloor Street West City, State, Zip: Toronto ON M5X 1K7 Phone: (416) 927-4464 Fax: Type of Account: Checking Account number: 0389 1193-371	Contact Name: Mark Ipek Phone: (416) 927-4464 Fax: E-mail:	Zipcar Canada

Account Number 7 (Checking Account)	Bank Name: Barclays Address: 50 Pall Mall City, State, Zip: London, SW1A 1QA, UK Phone: +44 (0) 7775 547609 Fax: Type of Account: Current Account number: 70910597, Sort: 206759	Contact Name: Phone: +44 (0) 7775 547609 Fax: +44 (0) 20 7599 4632 E-mail:	Zipcar (UK)

Account Number 8 (Savings Account)	Bank Name: Barclays Address: 50 Pall Mall City, State, Zip: London, SW1A 1QA, UK Phone: +44 (0) 7775 547609 Fax: Type of Account: Deposit Account number: 00247987, Sort: 206759	Contact Name: Phone: +44 (0) 7775 547609 Fax: +44 (0) 20 7599 4632 E-mail:	Zipcar (UK)

Account Number 9 (CD)

Bank Name: Bank of America

Address: 800 Fifth Avenue, Floor 36

City, State, Zip: Seattle, WA 98104

Phone:     (206) 358-0586

Fax:

Type of Account: restricted cash pledged to Bank of America to secure letters of credit number 3081863 issued to Donlen Corporation

Account number: 22293083

		Contact Name: Kaye Shields Phone: (206) 358-0586 Fax: E-mail: Kaye.M.Shields@bankofamerica.com	Flexcar

2

Account Number 10 (CD)

Bank Name: Bank of America

Address: 800 Fifth Avenue, Floor 36

City, State, Zip: Seattle, WA 98104

Phone:     (206) 358-0586

Fax:

Type of Account: restricted cash pledged to Bank of America to secure letters of credit number 3077144 issued to Union

Account number: 22344804

	Contact Name: Kaye Shields Phone: (206) 358-0586 Fax: E-mail: Kaye.M.Shields@bankofamerica.com	Flexcar

Account Number 11 (LOC)

Bank Name: Silicon Valley Bank

Address:     3003 Tasman Drive

City, State, Zip: Santa Clara, CA 95054

Phone:       (408) 654-7400

Fax:            (617) 969-5965

Type of Account: restricted cash pledged to Silicon Valley Bank to secure letters of credit number 1100217573 issued to Merchants

Account number: 8800063910

	Contact Name: Katie Marshall Phone: (617) 630-4120 Fax: (617) 969-5965 E-mail: kmarshall@svb.com	Parent

Note: accounts listed above do not include the escrow account established pursuant to that certain Escrow Agreement dated as of May 2006, as amended, by and among Goodwin Capital LLC., Gelco Corporation and the escrow agent party thereto.

PERMITTED LIENS

Existing Liens on the assets of the Borrowers evidenced by the financing statements described below:

DEBTOR:	ZIPCAR, INC.
JURISDICTION:	DELAWARE, SECRETARY OF STATE

Secured Party	Original Filing No.	Original Filing Date	Type	Collateral Summary
Gelco Corporation d/b/a GE Fleet Services	60646539	02/23/06	Original	Vehicles, Rent, Accounts and General Intangibles relating to vehicles and proceeds

KeyBank National Association	64416707	12/18/06	Original	Accounts held at or by KeyBank National Association, together with all rights, income, revenues, proceeds and profits therefrom, including interest or other payments, and all bank deposit accounts, investment property, instruments and general intangibles related thereto and proceeds

3

HSH Nordbank AG, New York Branch and Gelco Corporation d/b/a GE Fleet Services	20072671716	06/27/07	Original	Vehicles, Rent, Accounts and General Intangibles relating to vehicles and proceeds

Donlen Trust	2009 0622982	02/25/09	Original	Vehicles, related property and proceeds

DEBTOR:	MOBILITY, INC.
JURISDICTION:	WASHINGTON, DEPARTMENT OF LICENSING

Secured Party	Original Filing No.	Original Filing Date	Type	Collateral Summary
Portland Leasing Company, LLC	2004-156-4108-3	06/04/04	Original	Mazda Miata 2002

Axis Capital, Inc.	2006-034-1314-0	02/03/06	Original	Equipment

Axis Capital, Inc.	2006-034-1313-3	02/03/06	Original	Equipment

US Bancorp	2006-039-2253-6	02/07/06	Original	Equipment

US Bancorp	2006-100-9510-0	04/10/06	Original	Equipment

Gelco Corporation d/b/a GE Fleet Services	2006-150-3969-7	05/30/06	Original	Accounts relating to Vehicles, Chattel Paper arising from Vehicles, Inventory consisting of Vehicles, Equipment consisting of Vehicles and General Intangibles relating to Vehicles, Products and Proceeds

US Bancorp	2006-235-2818-3	08/21/06	Original	Equipment

Subaru Acceptance Corp.	2007-170-7707-8	06/18/07	Original	Vehicle Collateral, and all instruments, deposit accounts, letter of credit rights, claims, contract rights and general intangibles, etc. relating to the Vehicle Collateral and proceeds

Inter-Tel Leasing Inc.	2007-199-6181-8	07/18/07	Original	Axxess Telephone System

4

Secured Party	Original Filing No.	Original Filing Date	Type	Collateral Summary
DaimlerChrysler Financial Services Americas, LLC	2007-208-8698-8	07/27/07	Original	All vehicles, etc., proceeds, instruments, accounts, notes, general intangibles, claims, relating to the vehicles and proceeds

Chrysler Financial Services Americas, LLC	2009-008-5678-7	01/08/09	Amendment	Amendment to change Secured Party of record

US Bancorp	2007-222-2993-6	08/10/07	Original	Equipment

DEBTOR:	FLEXCAR
JURISDICTION:	WASHINGTON, DEPARTMENT OF LICENSING

Secured Party	Original Filing No.	Original Filing Date	Type	Collateral Summary
US Bancorp	2006-100-9510-0	04/10/06	Original	Equipment

US Bancorp	2006-235-2818-3	08/21/06	Original	Equipment

•

Cash or cash equivalents with Bank of America used to secure letters of credit in favor of GE Fleet, Donlen Corporation and Union Leasing in connection with leased vehicles in the aggregate principal amount of up to $3.25 million as of the date hereof

•	Cash or cash equivalents with Silicon Valley bank used to secure letter of credit in favor of Merchants Automotive Group in connection with leased vehicles - $2.5 million as of the date hereof

•	Cash or cash equivalents with Key Bank used to secure letter of credit in favor of GE Fleet in connection with leased vehicles - £30 thousand as of the date hereof

•	Liens securing the Pinnacle Debt

PERMITTED INVESTMENTS

•	Investments in Subsidiaries disclosed below.

•	In December, 2009, Zipcar, Inc. purchased a minority interest in Catalunya Carsharing, S.A., a Spanish public limited liability company.

SUBSIDIARIES

•	Zipcar New York, Inc., a Delaware corporation, is a wholly-owned subsidiary of Zipcar, Inc.

•	Zipcar Washington, Inc., a Delaware corporation, is a wholly-owned subsidiary of Zipcar, Inc.

•	Zipcar California, Inc., a Delaware corporation, is a wholly-owned subsidiary of Zipcar, Inc.

•	Zipcar on Campus, Inc., a Delaware corporation, is a wholly-owned subsidiary of Zipcar, Inc.

•	Mobility Inc., a Washington corporation, is a wholly-owned subsidiary of Zipcar, Inc.

•	Flexcar Atlanta LLC, a Delaware limited liability company, is an 85% owned subsidiary of Mobility, Inc.

•	Zipcar Canada, Inc., a company organized under the laws of Canada, is a wholly-owned subsidiary of Zipcar, Inc.

•	Zipcar (UK) Limited, a corporation organized under the laws of England and Wales, is a wholly-owned subsidiary of Zipcar, Inc.

•	Zipcar Vehicle Financing, LLC, a Delaware limited liability company and wholly owned subsidiary of Zipcar, Inc.

5

PRIOR NAMES

•	Mobility, Inc. was formerly known as CarShare Seattle, Inc.

LITIGATION AND ADMINISTRATIVE PROCEEDINGS

•	In March 2009, Mr. Richard Skaff, a non-member, threatened to bring a lawsuit against Borrower for allegedly violating the accessibility provisions of the Americans with Disabilities Act.

•

During the normal course of business, accidents involving Borrower’s automobiles have occurred. Borrower has no pending or, to the knowledge of Borrower, any threatened litigation regarding those accidents. Borrower’s insurance carrier is responding to such accidents as appropriate, and would be required to respond to any such litigation.

•	During the normal course of business, members threaten to bring lawsuits against Borrower for any or no reason. To the knowledge of Borrower, no such lawsuits are currently pending.

•

A class action complaint was filed against Zipcar, Inc. by Ryan Blay on October 7, 2009, alleging, among other things, that certain fees charged by Zipcar are unlawful. On December 8, 2009, Zipcar filed a motion to dismiss the class action suit. Mr. Blay filed an Opposition to Zipcar’s Motion to Dismiss on December 22, 2009 and Zipcar filed a Reply to his Opposition on January 15, 2010. As of the date hereof, Zipcar is currently awaiting a hearing date and intends to vigorously defend against this suit.

BUSINESS PREMISES

	Each Location Address where Lighthouse Capital Partners has financed assets:		Landlord/Property Management Information:
Current	Contact Name:	Edward Goldfinger	Contact Name:	L.A. Richards
Headquarters	Address:	25 First Street, 4th Floor	Company Name:	25 First Street LLC
(Location 1)	City, State, Zip:	Cambridge, MA 02141	Address:	31 Milk Street, Ste 901
	Phone:	(617) 995-4231	City, State, Zip:	Boston, MA 02109
	Fax:	(617) 995-4300	Phone:	(617) 933-8222
			Fax:	(617-451-1144

Location	Contact Name:	Ken Sheckleford, Fleet Mgr.	Contact Name:	Rebekah Conley
2	Company Name:	Zipcar, Inc.	Company Name:	One Ninety One Peachtree
(Atlanta)	Address:	191 Peachtree St. NE, Ste LWL01	Associates, c/o Cousins Properties Incorp.
	City, State, Zip:	Atlanta, GA 30303	Address:	191 Peachtree St NE
	Phone:	(404) 817-3599	City, State, Zip:	Atlanta, GA 30303
	Fax:	(404) 223-2970	Phone:	(404) 230-7466
			Fax:	(404) 522-5580

Location	Contact Name:	Dan Curtin, General Manager	Contact Name:	Joan Cappadona
3	Company Name:	Zipcar, Inc.	Company Name:	Tremont Investors LP, c/o BPG
(Boston)	Address:	18 Tremont St. Suite 605	Management Co. LP
	City, State, Zip:	Boston, MA 02108	Address:	770 Township Line Rd., Suite 150
	Phone:	(617) 933-5070	City, State, Zip:	Yardley, PA 19067
	Fax:	(617) 720-0020	Phone:	(781) 577-2704
			Fax:	(781) 577-2711

6

Location	Contact Name:	Scott Mullen, Fleet Manager	Contact Name:	Neal Todd
4	Company Name:	Zipcar, Inc.	Company Name:	InterPark Incorporated
(Chicago)	Address:	160 N. Wabash Ave.	Address:	14695 Collection Center Drive
	City, State, Zip:	Chicago, IL 60601	City, State, Zip:	Chicago, IL 60693
	Phone:	(312) 589-6300	Phone:	(312) 935-2800
	Fax:	(312) 589-6306	Fax:	(312) 935-2777

Location	Contact Name:	Chris Ficcolora, Regional Vice	Contact Name:	Melissa Greenberg
5		President	Company Name:	1265 Broadway LLC
(New York)	Company Name:	Zipcar New York, Inc.	Address:	c/o BHT Corp, 21 West 46th St. 1st Fl
	Address:	1265 Broadway, 2nd Floor	City, State, Zip:	New York, NY 10036
	City, State, Zip:	New York, NY 10001-3536	Phone:	(212) 944-8416
	Phone:	(646) 616-3688	Fax:	(212) 944-9887
	Fax:	(212) 691-0107

Location	Contact Name:	Jeremy Nelson, General Manager	Contact Name:	Don Meginley
6	Company Name:	Zipcar, Inc.	Company Name:	Preservation Initiatives, Inc.
(Philadelphia)	Address:	218 South Twelve Street	Address:	LOMA District
	City, State, Zip:	Philadelphia, PA 19107		220 W. 9th Street
	Phone:	(217) 735-3691	City, State, Zip:	Wilmington, DE 19801
	Fax:	(215) 735-3695	Phone:	(302) 658-0523
			Fax:	(302) 658-0503

Location	Contact Name:	Frank Tigano, Fleet Manager	Contact Name:	David Koltash
7	Company Name:	Mobility, Inc.	Company Name:	Union Real Estate
(Pittsburg)	Address:	429 Forbes Av, Suite 1606	Address:	429 Forbes Av, 15th Floor
	City, State, Zip:	Pittsburg, PA 15219	City, State, Zip:	Pittsburg, PA 15219
	Phone:	(412) 475-5897	Phone:	(412) 288-7800
	Fax:	(412) 288-2564	Fax:	(412) 288-7813

Location	Contact Name:	Bill Scott, General Manager	Contact Name:	Cheryl Cockrall
8	Company Name:	Mobility, Inc.	Company Name:	PAE Consulting Engineers, Inc.
(Portland)	Address:	808 SW Third Av, Suite 480	Address:	808 SW Third Av, Suite 300
	City, State, Zip:	Portland, OR 97204	City, State, Zip:	Portland, OR 97204
	Phone:	(503) 328-3539	Phone:	503-226-2921
	Fax:	(503) 241-3076	Fax:	503-226-2930

Location	Contact Name:	Michael Uribe, General Mgr	Contact Name:	Norm Weil
9	Company Name:	Zipcar, Inc.	Company Name:	Helsten Properties LLC
(San	Address:	191 2nd Street	Address:	975 Vista Road
Francisco)	City, State, Zip:	San Francisco, CA 94105	City, State, Zip:	Hillsborough, CA 94010
	Phone:	(415) 495-7478	Phone:	(650) 692-6335
	Fax:	(415) 495-1161	Fax:	(650) 342-9345

7

Location	Contact Name:	TS Ramesh	Contact Name:	Katy Sugano
10	Company Name:	Mobility, Inc.	Company Name:	Samis Land
(Seattle	Address:	400 Yesler Way, Suite 600	Address:	208 James St. Suite C
vacated office)	City, State, Zip:	Seattle, WA 98104-9643	City, State, Zip:	Seattle, WA 98104
	Phone:	(617) 995-4235	Phone:	(206) 622-3363
	Fax:	(617) 995-4300	Fax:	(206) 622-4918

Location	Contact Name:	Ellice Perez, General Manager	Contact Name:	Larry Rappaport
11	Company Name:	Zipcar, Inc.	Company Name:	717 D Street Associates
(Washingon,	Address:	403 8th St. NW	Address:	320 Lakeview Ave
DC)	City, State, Zip:	Washington, DC 20004	City, State, Zip:	Ringwood, NJ 07456
	Phone:	(202) 737-4900	Phone:	(973) 257-9999
	Fax:	(202) 737-4976	Fax:	(973) 257-9955

Location	Contact Name:	Mark Norman	Contact Name:	Don Riley
12	Company Name:	Zipcar (UK) Limited	Company Name:	St Margarets Hill Properties UK Ltd
(London)	Address:	167 Borough High Street	Address:	1 Chapel Court
	City, State, Zip:	London SE1 1HR England	City, State, Zip:	London, UK SE1 HH
	Phone:	0207 940 7499	Phone/Fax:	0207 407 5388
	Fax:	0207 681 3233

Location	Contact Name:	Michael Lende, General Manager	Contact Name:	Roslyn Judd
13	Company Name:	Zipcar Canada Inc.	Company Name:	458728 Ontario Limited
(Toronto)	Address:	147 Spadina Av, Suite 205	Address:	119 Spadina Ave, Suite 401
	City, State, Zip:	Toronto ON M5V 2L7	City, State, Zip:	Toronto, ON M5V 2L1
	Phone:	(416) 977-9008	Phone:	(416) 593-6420
	Fax:	(415) 977-2793	Fax:	(416) 593-6375

Location	Contact Name:	AnnMarie MacKinnon, Regional	Contact Name:	Jeff Bunker
14	Marketing Manager		Company Name:	Ontrea Inc.
(Vancouver)	Company Name:	Zipcar Canada Inc.	Address:	Ste 1020, 200 Granville Street
	Address:	Suite 280, 601 W. Cordova	City, State, Zip:	Vancouver BC V6C 1S4
	City, State, Zip:	Vancouver, BC V6B 1G1	Phone:	(604) 646-8026
	Phone:	(604) 697-0550	Fax:	(604) 646-8025
	Fax:	(604) 697-0560

Location	Contact Name:	Yvette M. Sullivan	Contact Name:	N/A
15	Company Name:	Internap - MA	Company Name:
(MA CoLo)	Address:	43 Thorndike St 1st floor	Address:
	City, State, Zip:	Cambridge MA 02141	City, State, Zip:
	Phone:	(617) 374-4920	Phone:
	Fax:		Fax:

8

Location	Contact Name:	Karl Mooney	Contact Name:	N/A
16	Company Name:	Internap–London, TeleCity c/o	Company Name:
(UK CoLo)		Internap	Address:
	Address:	9 Harbour Exchange Square, Isle	City, State, Zip:
		of Dogs, Docklands	Phone:
	City, State, Zip:	London, E14 9GE
	Phone:	07799-864-241	Fax:
	Fax:	(404) 589-4900

Location	Contact Name:	Carla Archambault, General Mgr	Contact Name:	Jayme Tomita
11	Company Name:	Zipcar, Inc.	Company Name:	Harbor Properties, Inc.
(Seattle)	Address:	380 Union Street, First Floor		c/o GVA Kidder Mathews
	City, State, Zip:	Seattle, WA 98101	Address:	PO Box 34860
	Phone:	(206) 682-0107	City, State, Zip:	Seattle, WA 98124-1860
	Fax:	(206) 682-1657	Phone:	(206) 812-6737

Location	Contact Name:	Ken Sheckleford, Fleet Mgr.	Contact Name:	Rebekah Conley
2	Company Name:	Zipcar, Inc.	Company Name:	One Ninety One Peachtree
(Atlanta)	Address:	191 Peachtree St. NE, Ste LWL01	Associates, c/o Cousins Properties Incorp.
	City, State, Zip:	Atlanta, GA 30303	Address:	191 Peachtree St NE
	Phone:	(404) 817-3599	City, State, Zip:	Atlanta, GA 30303
	Fax:	(404) 223-2970	Phone:	(404) 230-7466
			Fax:	(404) 522-5580

Vehicles owned or lease by the Borrowers and their respective Subsidiaries are from time to time located at various locations throughout the United States and foreign jurisdictions.

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ANNEX 1

INSURANCE

Insurance Policy	Coverage
Commercial Auto Liability	$1,000,000
US Workers’ Compensation	$1,000,000
Automobile Physical Damage	Self-insured
General Liability and Property	$1,000,000
Umbrella	$4,000,000
Management Package
- Directors & Officers	$5,000,000
- Employment Practices	$5,000,000
- Fiduciary Liability	$5,000,000

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